UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Unum Group

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2008

Unum Group Stockholders:

On behalf of the board of directors and all of the employees of Unum, I’d like to invite you to our 2008 Annual Meeting of Stockholders. This year’s meeting will be held at 10:00 a.m. Eastern Daylight Time on Thursday, May 22, 2008, at our headquarters offices in Chattanooga.

The purpose of the meeting is to consider and vote upon the following matters:

1.	The election of four directors for terms expiring in 2011;

2.	The approval of the Management Incentive Compensation Plan of 2008;

3.	The approval of the Unum Limited Savings-Related Share Option Scheme 2008;

4.	The approval of the Unum Ireland Limited Savings-Related Share Option Scheme 2008;

5.	The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm; and

6.	The transaction of any other business that may properly come before the meeting.

Stockholders of record of the Company at the close of business on March 24, 2008, are entitled to notice of and to vote at the Annual Meeting of Stockholders and at any and all adjournments or postponements of the meeting. Please note our procedures for admission to the meeting described on page 4 of the Proxy Statement.

The Board of Directors recommends that you vote in favor of Items 1, 2, 3, 4 and 5, which are described in the attached Proxy Statement.

You can vote by proxy any one of three ways: Internet, mail or telephone. You can also vote in person at the meeting. Detailed proxy voting instructions are provided both in the Proxy Statement and in the proxy card. Even if you plan to attend the meeting, we encourage you to vote promptly by proxy using one of the three ways provided.

In accordance with new rules approved by the Securities and Exchange Commission (“SEC”), we sent a Notice of Internet Availability of Proxy Materials on or about April 7, 2008. This notice alerted you that access to our proxy materials was provided over the Internet, beginning on that date.

Thank you for your support of Unum Group.

Sincerely,

Thomas R. Watjen

President and Chief Executive Officer

April 7, 2008

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	10:00 a.m. Eastern Daylight Time on Thursday, May 22, 2008
Place	Unum Group 1 Fountain Square Chattanooga, Tennessee 37402
Webcast	An audio webcast of the Annual Meeting will be available on Unum’s website at www.unum.com, under the “Investor Information” tab, starting at 10:00 a.m. Eastern Daylight Time on May 22, 2008. An archived copy of the webcast will be available through June 5, 2008. Information on the website, other than the Proxy Statement and form of proxy, is not a part of Unum’s proxy soliciting material.
Items of Business

•     To elect four members of the Board of Directors, each for a term of three years

•     To approve the Management Incentive Compensation Plan of 2008

•     To approve the Unum Limited Savings-Related Share Option Scheme 2008

•     To approve the Unum Ireland Limited Savings-Related Share Option Scheme 2008

•     To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2008 fiscal year

•     To transact such other business as may properly come before the meeting

Record Date	You can vote if you are a stockholder of record on March 24, 2008.
Proxy Voting	Every stockholder’s vote is important. Please complete, sign, date and return your proxy form, or submit your vote and proxy by Internet or telephone.
Annual Report to Stockholders	The Annual Report to Stockholders, including Unum’s audited financial statements for the fiscal year ended December 31, 2007, and the proxy card enclosed with this Proxy Statement are being mailed or provided electronically to stockholders of record on or about April 7, 2008.

Susan N. Roth

Vice President, Transactions, SEC and Corporate Secretary

GENERAL QUESTIONS

Why did I receive these proxy materials?

You are receiving these materials in connection with the solicitation of proxies on behalf of the Board of Directors of Unum Group to be voted at the Annual Meeting of Stockholders (the “Meeting”) on Thursday, May 22, 2008, or any adjournment or postponement of the Meeting. The materials are being provided by Internet, email, or by delivery of printed versions by mail if you have requested this method. This proxy statement and form of proxy are first being made available to stockholders on or about April 7, 2008.

What is included in these materials?

These materials include Unum’s proxy statement for the Meeting and 2007 Annual Report to Stockholders, which includes the Company’s audited consolidated financial statements. Those who requested printed versions of these materials by mail will, in addition to the above, also receive a proxy card for the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full printed set?

As outlined in the new rules adopted by the Securities and Exchange Commission, Unum has elected to provide access to its proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (“Notice”) to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice you received provides you with instructions on how to:

•	View proxy materials for the Meeting on the Internet; and
•	Instruct Unum to send future proxy materials to you by email.

If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Where are Unum’s principal executive offices located, and what is the Company’s main telephone number?

Unum’s principal executive offices are located at 1 Fountain Square, Chattanooga, Tennessee 37402. The Company’s main telephone number is 423-294-1011.

When and where is the Meeting?

The Meeting will be held on Thursday, May 22, 2008 at 10:00 a.m. Eastern Daylight Time, at Unum’s headquarters offices at 1 Fountain Square, Chattanooga, Tennessee, 37402. There will be signs on the campus directing you to parking and the meeting site. Directions to our headquarters offices are available on our website at www.unum.com/directions, or by calling the Office of the Corporate Secretary at 800-718-8824.

Will I need a ticket to attend the Meeting?

You will need an admission ticket or proof of ownership of the Company’s common stock as of March 24, 2008, and valid picture identification (such as a driver’s license or passport) to enter the Meeting. An admission ticket is attached to your proxy card. In addition, the Notice can also substitute for an admission ticket. Please bring the ticket or the Notice with you to the Meeting.

If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Meeting, a recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the Meeting without an admission ticket, you will be admitted only after the Company can verify that you are a stockholder.

No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Meeting. For your safety and that of other stockholders, Unum reserves the right to inspect all personal items prior to admission to the Meeting.

Will the Meeting be webcast?

The Meeting will be audio webcast on May 22, 2008. You are invited to access the webcast on the Company’s website at www.unum.com, under the “Investor Information” tab, at 10:00 a.m. Eastern Daylight Time. Registration for the webcast is required. The webcast will be archived on this website through June 5, 2008.

Who can vote at the Meeting?

Holders of Unum common stock at the close of business on March 24, 2008, are entitled to receive this notice and vote their shares. On that date there were approximately 346,796,025 shares of Unum common stock outstanding. The common stock is the only class of equity securities entitled to be voted at the Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

Who is the Holder of Record?

You may own stock either (1) directly in your name as the stockholder of record, in which case you are the Holder of Record, or (2) indirectly through a bank, broker or other nominee. If your shares are registered directly in your name, you are the Holder of Record and these proxy materials are being sent directly to you by the Company.

If you own your shares in a stock brokerage account or through a bank or other Holder of Record, you are the “beneficial owner” of shares held in “street name.” As a result, these proxy materials have been forwarded to you by your broker, bank or other holder of record, who is considered to be the Holder of Record with respect to those shares. As the beneficial owner, you have the right to direct the Holder of Record how to vote your shares. You must follow the instructions provided to you by the Holder of Record in order to have your vote counted.

How do I vote?

You may vote by using any of the following methods:

By Internet

The website for Holders of Record to vote by Internet is www.envisionreports.com/unm. Internet voting is available 24 hours a day. You will need your control numbers from the enclosed proxy card. Your vote by Internet must be received by 1:00 a.m. Eastern Daylight Time, May 22, 2008. If you vote by Internet, you do not have to return your proxy card or voting instruction card. If you hold your shares in “street name,” please refer to the ballot provided to you by your broker, bank or other holder of record for Internet voting instructions.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to give their voting instructions and confirm that stockholders’ instructions have been recorded properly. Unum has been advised that the Internet and telephone voting procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders voting via the Internet and by telephone should understand that there may be costs associated with voting in these manners. Examples of such costs include usage charges from Internet access providers and telephone companies. These charges must be borne by the stockholder.

By Telephone

If you are the Holder of Record, you can vote by calling 800-652-VOTE (8683). This toll free number is also on the proxy card. Telephone voting is available 24 hours a day. Your vote by phone must be received by 1:00 a.m. Eastern Daylight Time, May 22, 2008. If you vote by telephone, you do not have to return your proxy card or voting instruction card. If you hold your shares in “street name,” please refer to the ballot provided to you by your broker, bank or other holder of record for telephone voting instructions.

By Mail

If you requested that a printed copy of the proxy materials be mailed to you, you should complete, sign, and date the proxy card or voting instruction card and return it in the enclosed self-addressed, stamped envelope. Your vote by mail must be received by our tabulator, Computershare Investor Services, at the below address by the close of business on May 21, 2008.

Proxy Services

c/o Computershare Investor Services

P.O. Box 43126

Providence, RI 02940-5138

In Person at the Meeting

You may also vote in person at the Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting. If you intend to vote in person at the Meeting, please notify the tellers prior to the beginning of the Meeting.

How are votes counted?

All shares that have been properly voted, and not revoked, will be voted at the Meeting in accordance with your instructions. If you sign and return your proxy card, but do not indicate how you want your shares to be voted, the shares represented by that proxy will be voted as follows based on the recommendation of the Board of Directors:

•	FOR all the nominees for Director;
•	FOR approval of the Management Incentive Compensation Plan of 2008;
•	FOR approval of the Unum Limited Savings-Related Share Option Scheme 2008;
•	FOR approval of the Unum Ireland Limited Savings-Related Share Option Scheme 2008; and
•	FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2008.

Proxies that are not signed or returned, including those not returned by banks, brokers, or other holders of record, will not be counted for quorum or voting purposes.

Directors are elected by a majority of the votes cast at the Meeting. For this purpose, our Bylaws provide that a majority of the votes cast means the number of votes “for” a director must exceed 50 percent of the votes cast with respect to that director. Each vote “against” will count as a vote cast with respect to that director, but an abstention will not count as a vote cast with respect to that director. If a director is not elected, our Bylaws provide that the director shall offer to tender his or her resignation to the Board. The Governance Committee will make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. If the director who tenders his or her resignation is a member of the Governance Committee, that director will not participate in the Governance Committee’s recommendation to the Board. The Board will act on the Governance Committee’s recommendation and publicly disclose its decisions and the rationale behind it within 90 days from the date of the certification of the election results.

A New York Stock Exchange (“NYSE”) member broker who holds shares in street name for a customer has the authority to vote on certain items if the broker does not receive instructions from the customer. The NYSE rules permit member brokers who do not receive instructions to vote on the election of directors and the proposal to ratify the appointment of our independent registered public accounting firm. The NYSE rules do not permit member brokers who do not receive instructions to vote on the Management Incentive Compensation Plan of 2008, the Unum Limited Savings-Related Share Option Scheme 2008 or the Unum Ireland Limited Savings-Related Share Option Scheme 2008, because these are “non-discretionary” items. In tabulating the voting results for these plans, shares that constitute broker non-votes (1) are not considered entitled to vote on that proposal; (2) are counted for quorum purposes; and (3) are considered entitled to vote at the Meeting. Since approval of these plans will require the affirmative vote of at least a majority of the votes of the stockholders represented and entitled to vote at the Meeting, broker non-votes will have the same effect as votes “Against” the matter.

How can I revoke my proxy or change my vote?

If you are a Holder of Record, you can revoke your proxy before it is exercised by giving written notice to our Corporate Secretary; timely delivering a valid later-dated proxy or a later-dated vote by telephone or on the Internet; or voting by ballot at the Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other Holder of Record. You may also vote in person at the Meeting if you obtain a legal proxy from your broker, bank or other Holder of Record and present it to the inspectors of election with your ballot at the Meeting.

What vote is required?

A quorum is required to transact business at the Meeting. A quorum is reached if the holders of at least a majority of the shares entitled to vote are present at the Meeting, either in person or by proxy.

If a quorum is present, the affirmative vote of a majority of the votes cast at the Meeting is required to elect each of the directors. Ratification of the following items requires the affirmative vote of at least a majority of the votes entitled to be cast by the stockholders represented and entitled to vote at the Meeting:

•	Approval of the Management Incentive Compensation Plan of 2008;

•	Approval of the Unum Limited Savings-Related Share Option Scheme 2008;

•	Approval of the Unum Ireland Limited Savings-Related Share Option Scheme 2008; and

•	Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2008.

Who will count the votes?

Representatives of the Company’s transfer agent, Computershare Investor Services, tabulate the votes and act as inspectors of the election.

How can I find the voting results of the Annual Meeting?

We will include the voting results in Quarterly Report on Form 10-Q for the quarter ending June 30, 2008 which we expect to file with the SEC in August 2008.

How can I access the Company’s Annual Report on Form 10-K on the Internet or obtain a written copy?

You can access Unum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Annual Report on Form 10-K”) via the Internet by going to the investor relations section of the Company’s website at www.unum.com, under the “Investor Information” tab. The 2007 Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy soliciting material.

Upon written request to the following address, or by calling toll-free 800-718-8824, we will provide without charge to each person solicited a copy of the 2007 Annual Report on Form 10-K, including the financial statements and financial statement schedules filed therewith.

Susan N. Roth

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

Who pays for the cost of this proxy solicitation?

Unum pays the cost of soliciting proxies from its stockholders. Proxies are solicited by mail, e-mail, and may also be solicited personally or by telephone by our directors, officers and employees. We have also retained the services of Innisfree M&A Incorporated, a proxy soliciting firm, to assist in distributing and soliciting the proxies for the Meeting, and Computershare Investor Services, to provide certain administrative services in connection with distributing the proxies for the Meeting. Unum pays Innisfree a fee of $20,000 and reasonable out-of-pocket expenses. Unum also makes appropriate arrangements with brokerage houses, banks and other custodians, nominees and fiduciaries, to help solicit proxies from the beneficial owners of shares held of record by such persons.

Will other business be conducted at the Meeting?

At the time this proxy was printed, there are no other matters that the Board intends to present, or has reason to believe others will present, at the Meeting. If other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

How can stockholders include proposals for presentation at Unum’s Annual Meeting?

SEC rules and the Company’s Bylaws allow for the submission of proposals by stockholders for presentation at the Annual Meeting, although they also make clear that simply submitting a proposal does not guarantee its inclusion. While it is too late for proposals to be submitted for presentation at this year’s Annual Meeting, if a stockholder wants to include a proposal in the Proxy Statement and form of proxy for presentation at the Company’s 2009 Annual Meeting of Stockholders, the proposal must be received at the below address by December 8, 2008.

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

Are you “householding” for stockholders sharing the same address?

The SEC’s rules for delivery of proxy materials to stockholders permit Unum to deliver a single copy of these documents to an address shared by two or more of our stockholders. This method of delivery is called “householding,” and its use can significantly reduce the volume of mail you receive. This year, we are delivering only one set of proxy materials to multiple stockholders sharing a single address unless we receive instructions to the contrary from one or more of those stockholders. We will still be required, however, to send you and each other Unum stockholder at your address an individual proxy voting card. If you would like to receive more than one set of proxy materials, copies are available by writing the address below or calling toll-free 800-446-2617:

Computershare Investor Services

P.O. Box 43069

Providence, RI 02940-3069

The same phone number and address may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy our proxy materials if you are receiving multiple copies.

BOARD AND COMMITTEE INFORMATION AND MEMBERSHIP

How often does the Board meet?

During 2007, Unum’s Board of Directors met 10 times. Each incumbent director attended at least 75 percent of the total of full Board and Committee meetings (held during the period for which each was a director and/or served on a Committee). In addition to executive sessions of the standing Committees, the independent directors met four times in executive session during 2007. The Chairman of the Board and lead independent director, Jon S. Fossel, presides over the executive sessions of the non-management and independent directors.

As stated in the Company’s Corporate Governance Guidelines, all directors are expected to make every effort to attend the Annual Meeting of Stockholders and meetings of the Board and Committees of which they are members. All members of our Board attended the Annual Meeting of Stockholders in 2007.

What are the standing Committees of the Board?

The Board of Directors has five standing Committees: Audit, Human Capital, Finance, Governance and Regulatory Compliance. In addition to the duties contained in their respective charters, each Committee may be assigned additional duties by the Board from time to time, and each is charged with reporting its activities to the Board. Each standing Committee has a charter, and each charter is available free of charge on the Company’s website at www.unum.com, under the “Investor Information” and “Corporate Governance” tabs. Copies also are available from the below address or by calling toll-free 800-718-8824.

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

Which Board members serve on what Committees?

Below is a list of current Board members and the respective Committee(s) each serves on. A “C” means the director is a Committee chairperson.

	Term Expires	Audit	Governance	Human Capital	Finance	Regulatory Compliance
E. Michael Caulfield	2010	X			C
Jon S. Fossel	2008	X
Pamela H. Godwin	2009		X	X
Ronald E. Goldsberry	2010	X				C
Thomas Kinser	2009			X		X
Gloria C. Larson	2008		X			X
A.S. (Pat) MacMillan, Jr.	2009		C	X
Edward J. Muhl	2009				X	X
Michael J. Passarella	2010	C			X
William J. Ryan	2008		X	C
Thomas R. Watjen	2008

Audit Committee

The primary purpose of the Audit Committee is to oversee Unum’s financial reporting process on behalf of the Board of Directors. Under the charter, the Audit Committee’s overall responsibilities include the selection and engagement of the independent auditors and monitoring and oversight of:

•	integrity of the financial statements of the Company;
•	effectiveness of the Company’s internal control over financial reporting;
•	compliance by the Company with legal and regulatory requirements;
•	performance of the Company’s internal audit function and independent auditors, as well as engagement of internal auditors;
•	policies and procedures regarding the Code of Business Conduct and Ethics; and
•	financial risks, operational risks and any other risks the oversight of which is not allocated to another Committee of the Board.

Members as of December 31, 2007, were:

•	Michael J. Passarella (Chairman),
•	E. Michael Caulfield,
•	Jon S. Fossel, and
•	Ronald E. Goldsberry.

The Audit Committee met 10 times during 2007. All members of the Audit Committee are independent as required by SEC rules and regulations and the listing standards of the NYSE, and otherwise satisfy the requirements of our Corporate Governance Guidelines. The Board has determined that two members of the Audit Committee, Michael J. Passarella and E. Michael Caulfield, are “audit committee financial experts” as defined by SEC regulations. Both Mr. Passarella and Mr. Caulfield also have accounting or related financial management expertise within the meaning of the listing standards of the NYSE. All members of the Audit Committee have been determined by the Board to be “financially literate” as required by the NYSE.

Human Capital Committee

The Human Capital Committee oversees the compensation and benefit strategies of the Company. Under the charter, the Human Capital Committee’s overall responsibilities include to review and:

•	approve the CEO’s compensation and compensation for the other senior executives;
•	evaluate compensation programs for employees;
•	oversee regulatory compliance with respect to compensation matters;
•	recommend to the Board the compensation of directors;
•	recommend to the Board any equity-based compensation plan;
•	advise the Board with respect to the Compensation Discussion and Analysis to be included in the proxy statement;
•	advise the Board with respect to the charter;
•	oversee compliance with the NYSE requirement that stockholders approve equity compensation plans; and
•	prepare an annual report of the Committee for inclusion in the Company’s proxy statement as required by regulations of the SEC.

Members as of December 31, 2007, were:

•	William J. Ryan (Chairman),
•	Pamela H. Godwin,
•	Thomas Kinser, and
•	A.S. (Pat) MacMillan, Jr.

The Human Capital Committee met eight times during 2007. All members of the Human Capital Committee are independent as required by the listing standards of the NYSE and otherwise satisfy the requirements of our Corporate Governance Guidelines to serve as members of the Human Capital Committee and are “Non-Employee Directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code.

Committee Support

The Executive Compensation group in Unum’s Human Resources Department supports the Human Capital Committee in its work. The Human Capital Committee has used Towers, Perrin, Forster & Crosby, Inc. (“Towers Perrin”) as its independent compensation consultant since 2003 for advice on the principal aspects of executive compensation, including the competitiveness of program design and award values. Human Capital Committee meetings are generally attended by Towers Perrin, which also participates in executive sessions without members of management in attendance, and communicates with members of the Human Capital Committee outside of meetings. Towers Perrin reports directly to the Committee, although the consultants may meet with management of the Company from time to time to gather information on proposals management may make to the Human Capital Committee. In addition to the services for which the Human Capital Committee uses Towers Perrin, management has also used the firm for compensation survey administration; employee engagement surveys; sourcing of market data for job evaluations and competitive market assessments of salary ranges.

Human Capital Committee Interlocks and Insider Participation

None of the members of the Human Capital Committee were officers or employees of the Company or any of its subsidiaries during the last fiscal year, or at any other time. During the last fiscal year, none of the members of the Human Capital Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K and none of our executive officers served on the compensation committee (or equivalent) or the board of directors of another entity whose executive officer(s) served on our Board of Directors.

Finance Committee

The Finance Committee assists the Board in oversight of the risk associated with the Company’s investments and related financial matters. Oversight of financial risk, however, is primarily the responsibility of the Audit Committee. Under the charter, the Finance Committee has overall responsibilities including to:

•	monitor, evaluate and recommend to the Board present and future capital and financing plans and the capital requirements and opportunities relative to the Company’s business;
•	develop, adopt, revise, and oversee implementation of and compliance with investment strategies, guidelines and policies;
•

authorize loans and investments, either directly or, in accordance with applicable laws, rules or regulations, for its subsidiaries through a sub-committee (the “Investment Sub-Committee”) appointed by the Committee to supervise such loan and investment activity;

•	establish, charge and monitor the activities of the Investment Sub-Committee to the extent required or permitted by applicable laws, rules or regulations;
•	review, advise and report to the Board of Directors as to the financial resources and investments of the Company;
•	authorize borrowing by the Company;
•	review material proposed mergers, acquisitions, divestitures, restructurings, and joint ventures and report to the Board on implications to the financial and capital plans of the Company; and
•	review, assess and report on the impact of various finance activities on debt ratings of the Company.

Members as of December 31, 2007, were:

•	E. Michael Caulfield (Chairman),
•	Edward J. Muhl, and
•	Michael J. Passarella.

The Finance Committee met six times during 2007. All members of the Finance Committee are independent and otherwise satisfy the requirements of our Corporate Governance Guidelines.

Governance Committee

The Governance Committee has primary responsibility for developing, implementing and oversight of the Company’s corporate governance policies. Under the charter, the Governance Committee’s overall responsibilities include:

•	oversight of compliance with our corporate governance guidelines;
•	reviewing the criteria for selecting new directors;
•	identifying qualified candidates for the Board;
•	developing and implementing a process for evaluating the Board as a whole and its members;
•	developing standards for determining independence of directors; and
•	periodically reviewing and making recommendations to the Board regarding membership on the Board’s standing Committees.

Members as of December 31, 2007, were:

•	A.S. (Pat) MacMillan, Jr. (Chairman),
•	Pamela H. Godwin,
•	Gloria C. Larson, and
•	William J. Ryan.

The Governance Committee met four times during 2007. All members of the Governance Committee are independent as required by the listing standards of the NYSE and otherwise satisfy the requirements of our Corporate Governance Guidelines.

Regulatory Compliance Committee

The Regulatory Compliance Committee’s primary responsibility is oversight of state and federal insurance regulatory matters that arise in connection with our business that are not presently covered as part of the specifically delegated responsibility of one of the other standing Committees of the Board. Under the charter, the Regulatory Compliance Committee’s overall responsibilities include monitoring and oversight of:

•	compliance by the Company and its insurance subsidiaries with applicable laws and regulations concerning market conduct and Title I of the Employee Retirement Income Security Act of 1974, as amended;
•

surveys, complaints and other sources of information relating to customer satisfaction with the products and services of the Company and its insurance subsidiaries, particularly in claims handling services; and

•

compliance with the Plan of Corrective Action entered into by our insurance subsidiaries as part of the Regulatory Settlement Agreements under the Multistate Market Conduct Examination (“RSA”) and the California Settlement Agreement (“CSA”) (Information with respect to the RSA and CSA is posted on our website at www.unum.com/settlementagreement/).

Members as of December 31, 2007, were:

•	Ronald E. Goldsberry (Chairman),
•	Thomas Kinser,
•	Gloria C. Larson, and
•	Edward J. Muhl.

The Regulatory Compliance Committee met nine times during 2007. All members of the Regulatory Compliance Committee are independent and satisfy the requirements of our Corporate Governance Guidelines.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to oversee our financial reporting process on behalf of the Board of Directors and is more fully described in its charter, which is available on the Company’s website www.unum.com under the “Investors Information” and “Corporate Governance” tabs. The charter is also available by writing to the below address or by calling toll-free 800-718-8824.

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

Management has the primary responsibility for our financial statements and the reporting process, including the establishment and effectiveness of our systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Our independent registered public accounting firm (“independent auditor”) is responsible for performing an independent audit of the financial statements and expressing an opinion on whether they conform to generally accepted accounting principles. The firm also is responsible for auditing management’s assessment of the effectiveness of financial reporting’s internal controls. The auditors report directly to the Audit Committee and the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the auditors.

The Audit Committee reviewed with the independent auditors their judgments of the quality and acceptability of our accounting principles and other matters required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61 (as amended). The Audit Committee also has discussed the auditor’s independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee and the Company’s internal and independent auditors discussed the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held 10 meetings during 2007.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that our audited financial statements for 2007 be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Michael J. Passarella, Chairman

E. Michael Caulfield

Jon S. Fossel

Ronald E. Goldsberry

REPORT OF THE GOVERNANCE COMMITTEE

Selection of Nominees for the Board

The Governance Committee considers candidates for Board membership suggested by Board members, management and stockholders. The Committee retains a national executive search firm to help it identify candidates for the Board, obtain information about prospective candidates’ backgrounds and experience, determine the candidates’ levels of interest in becoming a director of our Company, and make arrangements for meetings with prospective candidates. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Corporate Secretary in writing at:

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

The nominee recommendation should include information required by the Company’s bylaws regarding stockholder nominations. Those requirements can be found in this document under “Governance-Related Items—How are nominations for election to the Board made?”, or on our website at www.unum.com under the “Investor Information” and “Corporate Governance” tabs.

Once the Governance Committee has identified a prospective nominee, a decision is made on whether to conduct a full evaluation of the candidate. This decision is based on information provided to the Committee as well as its own knowledge of the prospective candidate. This may be supplemented by information from the search firm assisting the Committee, or by inquiries to the person making the recommendation, or others. The preliminary determination to proceed further is based primarily on the need for additional Board members and the likelihood that the prospective nominee fulfills the Board’s requirements. The Committee evaluates the prospective nominee against criteria in the Company’s Corporate Governance Guidelines, which include:

•	Evidence of high ethical conduct, integrity, sound judgment and accountability for one’s decisions and actions;
•	Current knowledge and experience that fulfill skills needed on the Board;
•	A willingness to commit time to the Board in order to fulfill its responsibilities;
•	A fit with other directors to build a Board that is effective and responsive to the needs of the Company;
•	Embracing a diversity of viewpoints, gender, ethnic background, age, professional experience and other demographics; and
•	Fulfillment of the requirements of independence (if the person is being considered for a position as an independent director).

The Governance Committee also considers the number of other public company boards and audit committees on which a prospective nominee serves. The Corporate Governance Guidelines limit the number of public company boards on which a director of the Company serves to no more than three in addition to Unum’s Board. The Corporate Governance Guidelines further limit members of the Audit Committee of the Board to serving on no more than two other audit committees of public companies.

The Governance Committee also considers other experience or qualifications from time to time, including:

•	The current composition of the Board;
•	Any needs of the Board; and
•	The need for additional members to satisfy Audit Committee requirements.

The Governance Committee then compares prospective nominees and determines whether to interview a nominee, either in person or by telephone. After completing the evaluation and interview, the Committee makes a recommendation to the full Board as to whom, if anyone should be nominated. The Board determines whether to accept the nominee after considering the recommendation of the Committee. In accordance with regulatory requirements, the Board may counsel with, or obtain approval of, certain state insurance regulators in connection with the qualifications of individuals asked to become directors.

As outlined in its charter and the Corporate Governance Guidelines, the Governance Committee reviewed the continuation on the Board of those directors whose terms expire at this Meeting, taking into account the director’s interest in continuing to serve, contributions to the Board, and the needs of the Board in terms of special areas of experience or other traits or skills. Following this review, the Committee recommended the re-election of the four nominees identified in this proxy statement—Jon S. Fossel, Gloria C. Larson, William J. Ryan and Thomas R. Watjen.

Determination of Independence of Directors

In February 2004, the Board adopted Corporate Governance Guidelines, which were amended in May 2007. These guidelines meet or exceed the listing standards of the NYSE. The portion of the Corporate Governance Guidelines addressing director independence is included in this proxy statement under “Governance-Related Items—Independence of Directors.” The full text of the Corporate Governance Guidelines can be found on Unum’s website at www.unum.com under the “Investor Information” and “Corporate Governance” tabs. A copy of the Corporate Governance Guidelines is also available from the below address or by calling toll-free 800-718-8824.

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

Our Corporate Secretary gathers information provided by the directors about their respective relationships and entities with which they are affiliated that might affect their independence from the Company. The Governance Committee reviews this information and makes recommendations to the Board as to the independence of the directors. The Board reviews those findings.

Stockholder Communications with the Board

You and other stockholders may communicate with our lead independent director—currently our Chairman of the Board, Jon S. Fossel—or any Board members by writing to the below address:

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

Effective March 16, 2006, the Board approved a process for handling letters received by the Company and addressed to non-management members of the Board. Under this process, the Corporate Secretary reviews all such correspondence and regularly provides a log and copies of the correspondence to the lead independent director, who determines whether further distribution of correspondence is appropriate and to whom it should be sent. Any director may at any time review this log and request copies of correspondence. Concerns received relating to accounting, internal controls or auditing matters are promptly brought to the attention of the internal auditor and handled in accordance with procedures established by the Audit Committee. The Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded from the process, including mass mailings, resumes and other forms of job inquiries, surveys, business solicitations or advertisements, and matters related to claims.

Code of Business Practices and Ethics

In May 2003, the Board adopted a code of business practices and ethics applicable to all directors, officers and employees of Unum. Separately, the Board adopted a code of ethics applicable to the CEO and certain senior financial officers of the Company. Both of these codes are available on our website at www.unum.com, under the “Investor Information” and “Corporate Governance” tabs. Copies are also available without charge from the below address or by calling toll-free 800-718-8824.

Office of the Corporate Secretary

Unum Group

1 Fountain Square

Chattanooga, Tennessee, 37402

The Company intends to provide notice of waivers of the code of business practices and ethics granted to executive officers or directors on our website and to report waivers of the code of ethics granted to the CEO or certain senior financial officers to the SEC, although no such waivers are anticipated.

A.S. (Pat) MacMillan, Jr., Chairman

Pamela H. Godwin

Gloria C. Larson

William J. Ryan

GOVERNANCE-RELATED ITEMS

Independence of Directors

The Board presently has one inside director, and the Board believes that there should not be more than two. Inside directors generally include current officers and any person who has been an officer within the past five years. All others are regarded as independent, outside or non-management directors. A substantial majority of the full Board must have no material relationship with Unum and must otherwise meet the criteria for independence required by the NYSE. The Board has determined that the following current directors are independent: E. Michael Caulfield, Jon S. Fossel, Pamela H. Godwin, Ronald E. Goldsberry, Thomas Kinser, Gloria C. Larson, A.S. (Pat) MacMillan, Jr., Edward J. Muhl, Michael J. Passarella, and William J. Ryan. There is only one member of our Board who is not independent, Thomas R. Watjen, who is employed by Unum as its President and Chief Executive Officer. Hugh O. Maclellan, Jr., who retired from the Board in May 2007, was determined not to be independent during his service in 2007 because of the business relationship between one of his sons and the Company. This relationship is described later in this proxy statement under the caption “Transactions With Related Persons.” In reaching these determinations regarding director independence, the Board applied the standards set forth below which are required by the Corporate Governance Guidelines and include certain categorical standards as to immateriality.

Under NYSE standards, a director is not independent if:

•	He or she is, or has been within the last three years, an employee of Unum, or an immediate family member is, or has been within the last three years, an executive officer of the Company;
•

The director has received, or has an immediate family member who has received, during any 12-month period within the past three years, more than $100,000 in direct compensation from Unum, other than director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•

(A) The director or an immediate family member is a current partner of a firm that is Unum’s internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and worked on the Company’s audit within that time;

•

The director or an immediate family member is, or has been employed as an executive officer of another company within the last three years, where any of Unum’s present executive officers at the same time serves or served on that company’s compensation committee; and

•

The director is a current employee, or an immediate family member is a current executive officer of a company that has made payments to, or received payments from, Unum for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or two percent of such other company’s consolidated gross revenues.

In accordance with listing standards of the NYSE, the Board has determined that the following “categorical standards” will be used to determine whether a relationship between a director and Unum is immaterial and requires no further analysis of the relationship in determining “independence”:

•

If a director is a current employee, or an immediate family member is a current executive officer, of another company that has made payments to, or received payments from, Unum for property or services in an amount which in any of the last three fiscal years, does not exceed the greater of $1 million or two percent of such other company’s consolidated gross revenues and, where there are comparable transactions, the relationship is in the ordinary course of business of Unum and is on substantially the same terms as those prevailing under competitive circumstances at the time for comparable transactions with non-affiliated parties.

•

Contributions to a charity in which a director of Unum serves as an officer, director or trustee that do not annually exceed a combined two percent of the charity’s goal for the year (or other comparable goal as determined by the Governance Committee) or two percent of Unum’s annual charitable contribution budget; provided, however, that this limitation shall not apply to annual United Way contributions by Unum that have traditionally been made in communities in which the Company has operation centers with more than 500 employees and do not materially exceed the amount of the contribution in the prior year.

Our Related Party Transaction Policy

Former Policy

Under our former written policy concerning transactions with related persons, “related party transactions” occur when the director is in a position to make or influence decisions pertaining to a proposed business relationship or transaction between the Company and:

a) The director or a family member;

b) A party in which the director or a family member has a direct or indirect financial interest;

c) A party from which the director or a family member may derive a benefit; or

d) A party where the director or a family member is employed (in each case, a “related party”).

“Family members” covered by this policy include parents, children, brothers, sisters, spouses, spouses’ parents, and any persons sharing the same household with the director. Under the policy, the “Company” means Unum Group and its subsidiaries.

Before the Company enters into a related party transaction, the director must disclose to the General Counsel the nature and extent of the director’s relationship with the related party. As a general matter, if the only financial interest is ownership of less than 1% of the outstanding common stock of a publicly held company, then the transaction may proceed.

If feasible, any goods or services sought from the related entity will be subject to a competitive bidding process. Generally, before the related party is asked to submit a bid, there must be written authorization to proceed from the General Counsel. All bids will be evaluated and either accepted or rejected by a group comprised of designated senior officers including the senior officer from the area responsible for the transaction, unless such officer is a related party, in which case the Chief Executive Officer will serve in lieu of such senior officer. If, in the opinion of the General Counsel, competitive bids are not feasible, the General Counsel will determine whether the proposed transaction is on terms no less favorable to the Company than could be obtained from an unrelated third party. In either case, the decision must be based on the conclusion that the terms of the proposed transaction are fair to, and in the best interest of, the Company and the transaction is not a conflict of interest under our code of business practices and ethics. If a director is involved in a potential related party transaction within the scope of this policy, the director also must disclose his or her relationship with the related party to the Audit Committee. If the designated senior officers decide the related party has made the most favorable bid or, if the General Counsel determines the transaction is no less favorable to us than a third-party offer, and that it is fair and in the best interest of the Company, the audit Committee will decide whether we should enter into the proposed transaction or make a recommendation to the board of directors for its determination. Once the director has disclosed his or her relationship with the related party, the director should not participate in the decision, influence any person participating in the decision, or attend the meeting of the Audit Committee or Board while the related party transaction is being discussed.

For related party transactions that would be reportable under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, regardless of a director’s or an executive officer’s ability to make or influence a decision, the above procedures are followed and the Audit Committee or the Board will have authority to approve the transaction or ratify the transaction as it deems appropriate.

When a related party is allowed to proceed with a transaction, appropriate controls are utilized with respect to payment for, and evaluation of the entity’s performance.

Current Policy

Our current written policy concerning related party transactions, which was approved by the Board in May 2007, defines “related party transaction” as any transaction in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related party had or will have a direct or indirect material interest. “Related party” includes any director, director nominee, executive officer of the Company, any person who beneficially owns more than 5% of the Company’s stock, and any member of any of their immediate family or any company or other entity in which they have at least a 10% interest or other material financial interest. Immediate family members covered under this policy include any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law and any other person (other than a tenant or employee) sharing the household with the nominee, director, executive officer, or 5% beneficial owner.

Prior to entering into the transaction, the related party must notify our General Counsel of the facts and circumstances of the transaction. The General Counsel determines whether the proposed transaction is a related party transaction. If the transaction is determined to be a related party transaction, it is submitted to the disinterested members of the Audit Committee for consideration at the next Audit Committee meeting (or to the Chair of the Committee if it is not practical to wait until the next meeting and the Chair is not a related party to the transaction). The Audit Committee considers all relevant facts and circumstances, including the benefits to the Company, benefits to the related party, and if the related party is an independent director or nominee, the potential effect on the director’s or nominee’s independence of entering into the transaction, any improper conflict of interest that may exist, the availability of other sources for the products and services, the terms of the transaction, and the terms available from or to unrelated third parties generally. The transaction may be approved if it is determined in good faith not to be inconsistent with the best interests of the Company and its stockholders. Certain types of transactions are deemed to be pre-approved by the Audit Committee, including executive officer and director compensation arrangements approved by the Board of Directors or the Human Capital Committee, any transaction between the Company and any entity in which a related party has a relationship solely as a director, less than 10% equity holder, or an employee (other than an executive officer) or all of these relationships.

Transactions with Related Persons

In 2007, we paid broker commissions totaling approximately $512,000 to Daniel O. Maclellan, the son of former director Hugh O. Maclellan, Jr., and his enrollment firm, Cornerstone Enrollment Services. These commissions related to sales of our products—primarily voluntary workplace benefits products and enrollment services. Whether a broker is chosen to place business with us or selected to provide enrollment services depends on the decision of the customer purchasing a policy and/or another broker who may be involved in the transaction, not on a decision by the Company. The commissions were paid in the ordinary course of business and on the same terms and conditions as those paid to other brokers. The amount of commissions paid to Daniel O. Maclellan (and the thousands of other brokers with whom we do business) are based on a schedule of commissions determined by the product sold, the amount of premium collected, and any other services provided. Hugh O. Maclellan, Jr. retired from our Board in May 2007. Under the policy relating to related party transactions at the time Daniel Maclellan became a broker for us, because our director, Hugh O. Maclellan, Jr., was not in a position to make or influence decisions pertaining to the relationship or transactions between us and his son, it was not required to be approved by the Board. However, the Board was informed of the relationship, was advised by management that it was on an arms-length basis and was beneficial to us, and in the course of approving of the relationship in accordance with our then in effect policy, determined that Hugh O. Maclellan, Jr. was not “independent” because of the relationship, as discussed in “Governance-Related Items—Independence of Directors” above. Subsequently, the Board ratified the relationship under our former Related Party Transaction Policy that existed at the time, which is described above.

On March 31, 2008, E. Liston Bishop, III, Interim General Counsel, became an executive officer of the Company. Mr. Bishop is an equity member in Miller & Martin PLLC. As an equity member, he is entitled to a percentage of the firm’s distributable net profits. That percentage is 1.55%. The percentage is computed without regard to revenues from a particular client but on all revenues of the firm. Fees for his services and those of other attorneys and paralegals in the firm will be paid by us for services they perform on our behalf. These fees will be based on hourly rates negotiated between us and the firm, which rates are at least as favorable as any rates regularly charged by the firm to any of its other clients. The approximate dollar value to be paid in connection with the services to be provided will depend on the number of hours worked on our behalf and cannot be accurately estimated at this time, but is expected to exceed $120,000. Mr. Bishop will not engage other members of his firm to provide services to us, and will not review or approve any invoices for payments to the firm. Pursuant to our current Related Party Transactions Policy (as described above), the proposed transaction was reviewed and approved by our Audit Committee.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Our Board of Directors currently has 11 members. The Board is divided into three classes. Generally, at each annual meeting, one class of directors, or approximately one-third of the total number of directors, will be elected and the term of that class is three years. The term of the Class III directors expires with this Meeting.

The Board of Directors proposes the election of Jon S. Fossel, Gloria C. Larson, William J. Ryan, and Thomas R. Watjen as Class III directors, each to hold office for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2011 and until their successors are elected and qualified or until his or her earlier death, resignation or retirement. Each nominee is currently serving as a member of the Board of Directors of the Company.

We expect each nominee for election as a director to be able to serve if elected. If any nominee becomes unable to serve, the persons named as proxies on the proxy card will vote for a substitute nominee the Board of Directors recommends, if any.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

Proxies solicited by the Board of Directors will be voted FOR this proposal unless you specify otherwise in your proxy.

Nominees for Election for Terms Expiring in 2011

Below are the individuals, along with their photographs, ages, positions, principal occupations, business experience and directorships, who are the four nominees for directors with terms expiring in 2011.

Jon S. Fossel
Mr. Fossel, 66, became Chairman of the Board of the Company effective October 1, 2006. Mr. Fossel retired as Chairman and Chief Executive Officer of the OppenheimerFunds in 1996. He continues to serve as a trustee of 40 of the Denver-based OppenheimerFunds mutual funds. In November 2004, Mr. Fossel also became a director of Northwestern Corporation d/b/a Northwestern Energy. Northwestern Energy is an electricity and natural gas provider. He has been a director since 2002, and his term expires in 2008.

Gloria C. Larson
Ms. Larson, 57, currently holds the position of President of Bentley College. She previously served as Co-Chairperson of the Government Practices Group of the law firm Foley Hoag LLP and Coordinator for the Administrative Practices Group. Prior to joining Foley Hoag, she was Secretary of Economic Affairs for the Commonwealth of Massachusetts from 1993 to 1996 and Secretary of Consumer Affairs and Business Regulation from 1991 to 1993. Before joining the Commonwealth of Massachusetts, she was Deputy Director of Consumer Protection for the Federal Trade Commission and an attorney in private practice. She has been a director since 2004, and her term expires in 2008.

William J. Ryan
Mr. Ryan, 64, is currently Chairman of TD Banknorth Inc. a banking and financial services company. He previously served as President, Chief Executive Officer and a Director of TD Banknorth Inc. until March 2007. He was Chairman, President, Chief Executive Officer and a Director of Banknorth Group Inc. until March 2005, when it was merged into TD Banknorth Inc. He was President and Chief Executive Officer of People’s Heritage Savings Bank from 1989 until its merger with Banknorth in 2000. Prior to 1989, he held a number of leadership positions with Bank of New England North, most recently as President and Chief Executive Officer. He is also a director of Wellpoint, Inc. He has been a director since 2004, and his term expires in 2008.

Thomas R. Watjen
Mr. Watjen, 53, has been the Company’s President and Chief Executive Officer since March 2003. He served as Vice Chairman and Chief Operating Officer from May 2002 until March 2003. He became Executive Vice President, Finance in June 1999 and assumed additional Risk Management responsibilities in November 1999. He has been a director since 2002, and his term expires in 2008.

Continuing Directors

Below are the seven directors whose terms are continuing through 2009 and 2010.

E. Michael Caulfield
Mr. Caulfield, 61, served as President of Mercer Human Resource Consulting from September 2005 until September 2006, prior to which he had served as Chief Operating Officer from July 2005. He retired as Executive Vice President of Prudential Insurance Company in 2000. Mr. Caulfield held a number of executive positions with Prudential Insurance Company from 1989 to his retirement, including Executive Vice President of Financial Management, Chief Executive Officer of Prudential Investments, and President of both Prudential Preferred Financial Services and Prudential Property and Casualty Company. Prior to joining Prudential, he was a partner in Greenwich Associates, and held various executive positions at Mellon National Corp. He previously served as a director of the Company from August 2004 to July 2005. He rejoined Unum as a director on January 1, 2007 and his term expires in 2010.

Pamela H. Godwin
Ms. Godwin, 59, has been President of Change Partners, Inc., a consulting firm specializing in organizational change and growth initiatives, since 2001. From 1999 to 2001, she was President and Chief Operating Officer of the personal lines agency division of GMAC Insurance. Previously, she was Senior Vice President of customer management for the credit card division of Advanta Corporation and President and Chief Operating Officer of Academy Insurance Group, a unit of Providian Corporation. From 1974 to 1988, she held a number of executive positions within Colonial Penn Group, Inc., including Senior Vice President of property/casualty claims. She has been a director since 2004, and her term expires in 2009.

Ronald E. Goldsberry
Dr. Goldsberry, 65, is an independent contractor to Deloitte Consulting. He served as Chairman of OnStation Corporation (formerly known as Carstation.com) from November 1999 until August 2006, and as Chief Executive Officer of OnStation from January to May 2002 and from November 1999 to March 2001. He served as Global Vice President and General Manager of Global Ford Customer Service Operations at Ford Motor Company from January 1997 to November 1999. Prior to that time, Dr. Goldsberry served as General Manager of the Customer Service Division of Ford Motor Company from February 1994 to December 1996 and General Sales and Marketing Manager for the Parts and Service Division from October 1991 to February 1994. He has been a director since 1999, and was a director of predecessor company UNUM Corporation from 1993 until its merger with Provident Companies in 1999. His term expires in 2010.

Thomas Kinser
Mr. Kinser, 64, was President, Chief Executive Officer and a Director of BlueCross BlueShield of Tennessee from 1994 to 2003. From 1991 to 1994, he was Executive Vice President and Chief Operating Officer of BlueCross BlueShield Association in Chicago. Previously, from 1976 to 1991, he held a number of executive positions with BlueCross BlueShield of Georgia, including President and Chief Executive Officer. He has been a director since 2004, and his term expires in 2009.

A.S. (Pat) MacMillan, Jr.
Mr. MacMillan, 64, has served as the Chief Executive Officer of Triaxia Partners, Inc. (formerly known as Team Resources, Inc.) since 1980. Triaxia’s practice areas include organizational strategy and design, as well as team and leadership development. Specific services include management consulting, management training and organizational audits. He is also a trustee of The Maclellan Foundation, Inc., and a director of MetoKote Corporation. He has been a director since 1995, and his term expires in 2009.

Edward J. Muhl
Mr. Muhl, 63, served as the National Leader of the Insurance Regulatory Advisory Practice of PricewaterhouseCoopers from 2001 until his retirement in June 2005. He was Senior Managing Director of Navigant Consulting, Inc. from 1998 to 2000, which he joined as Executive Vice President in 1997. Mr. Muhl previously served as the Superintendent of Insurance of the State of New York from 1995 to 1997 and as the Insurance Commissioner of the State of Maryland from 1982 to 1988, and was President of the National Association of Insurance Commissioners. He is also a director of Farm Family Insurance Company. He has been a director since 2005, and his term expires in 2009.

Michael J. Passarella
Mr. Passarella, 66, was an audit partner of PricewaterhouseCoopers LLP from 1975 until his retirement in 2002. He served as the managing partner of that firm’s securities industry practice from 1983 to 1998 and was the capital markets industry global audit leader from 1998 to 2001. Mr. Passarella served as a director and Chairman of the Audit Committee of Archipelago Holdings, Inc., from August, 2004 until its merger in March 2006 with the New York Stock Exchange. He is also a director of NYFIX, Inc. He has been a director since 2006, and his term expires in 2010.

How are nominations for election to the Board made?

Under our Bylaws, nominations of persons for election to the Board of Directors may be made at a meeting of stockholders by or at the direction of the Board of Directors. Such a nomination may be made by any nominating committee or person appointed by the Board, or by any stockholder of Unum entitled to vote for the election of directors at the meeting. Our policy is to consider candidates recommended by stockholders in the same manner as other candidates.

Nomination Timeliness

Notice of such nominations, other than those made by or at the direction of the Board, shall be made in a timely manner in writing to our Corporate Secretary by a stockholder of Unum. To be timely, a stockholder’s notice shall be delivered to, or mailed and received at, our principal executive offices not less than 60 days nor more than 90 days prior to the meeting. In the event that less than 75 days’ notice or prior public disclosure of the meeting is given or made to stockholders, notice by the stockholder of a nomination must be so received by the close of business on the 15th day following the mailing of notice or public disclosure of the meeting.

Nomination Information

Such stockholder’s notice shall set forth the following information:

a)	As to each person whom the stockholder proposes to nominate for election or re-election as a director:

I.	The name, age, business address and residence address of the person;
II.	The principal occupation or employment of the person;
III.	The class and number of shares of the Company which are beneficially owned by the person;
IV.	A description of all arrangements, understandings or relationships between the stockholder and each nominee, and any other relevant person or persons;
V.	All information required by the National Association of Insurance Commissioners Biographical Affidavit and attachments, as amended or replaced; and
VI.	Any other information relating to the person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Rule 14(a) under the Securities Exchange Act of 1934, as amended (the “Act”), and any other applicable laws, rules or regulations of any governmental authority, or of any national securities exchange or similar body overseeing any trading market on which shares of the Company are traded.

b)	As to the stockholder giving the notice:

I.	The name and address of record of the stockholder and its principals (as hereinafter defined) and the beneficial owner, if any, on whose behalf the nomination is made, and the name and address of record of any person that owns or controls, directly or indirectly, 10% or more of any class of securities or interests in such stockholder or beneficial owner;
II.	The class and number of shares of the Company which are beneficially owned by the stockholder and such beneficial owner;
III.	A list of all stockholder proposals and director nominations made by the stockholder during the prior 10 years;
IV.	A list of all litigation filed against principals of the stockholder during the prior 10 years asserting a breach of fiduciary duty or a breach of loyalty;
V.	A representation that the stockholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. A principal of a stockholder shall be the chief executive officer (or the equivalent) of the stockholder and any individual who owns 10% or more, directly or indirectly, of any class of securities or interests in the stockholder and is employed by the stockholder; and

VI.	All information required by the National Association of Insurance Commissioners Biographical Affidavit and attachments, as amended or replaced.

No potential director nominated by a stockholder is eligible for election as a director unless nominated in accordance with these procedures.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table shows the number of shares of common stock beneficially owned as of March 24, 2008, by each director and each named executive and by all directors and executive officers as a group. The table also includes information about stock options, restricted stock and deferred share rights credited to the accounts of directors and executive officers under various compensation and benefit plans. Restricted stock units that represent a contingent right to receive shares of the Company’s common stock are also reported below, but are not included in the Total Shares Beneficially Owned. No shares are pledged as security.

Name	Shares Beneficially Owned	Shares Beneficially Owned Subject to Options Exercisable as of May 22, 2008	Shares of Restricted Stock	Restricted Stock Units(4)	Deferred Share Rights or Phantom Shares		Total Shares Beneficially Owned	% of Company Common Stock
E. Michael Caulfield	797	0	1,840	0	5,877		8,514	*
Jon S. Fossel	7,674	0	1,840	0	7,794		17,308	*
Pamela H. Godwin	2,000	0	1,840	0	18,693		22,533	*
Ronald E. Goldsberry	16,915	9,533	1,840	0	26,380	(1)	54,668	*
Thomas Kinser	1,000	0	1,840	0	13,715		16,555	*
Gloria C. Larson	0	0	1,840	0	18,759		20,599	*
A. S. (Pat) MacMillan, Jr.	327	8,331	1,840	0	5,243		15,741	*
Edward J. Muhl	2,500	0	1,840	0	0		4,340	*
Michael J. Passarella	0	0	1,840	0	2,399		4,239	*
William J. Ryan	1,400	0	1,840	0	13,629		16,689	*
Thomas R. Watjen (2)	566,297	1,477,702	145,602	180,787	0		2,189,601	*
Robert O. Best (2)	102,012	95,590	25,757	24,794	0		223,359	*
Robert C. Greving (2)	39,707	71,780	23,539	24,174	0		135,026	*
Randy C. Horn (2)	25,272	0	23,630	20,455	0		48,902	*
Kevin P. McCarthy (2)	46,606	48,550	25,285	33,898	0		120,441	*
All directors and executive officers as a group (1) (2) (3)	850,811	1,731,926	296,507	296,130	112,489		2,991,733	*
*	Denotes less than one percent.

(1)	Includes number of deferred share rights credited to Dr. Goldsberry’s account under the former UNUM Corporation 1998 Director’s Deferred Compensation Plan as well as dividends declared on such rights.

(2)	Shares owned by Messrs. Watjen, Best, and Greving and the executive officers as a group include shares owned in the Company’s 401(k) plan.

(3)	Includes shares owned jointly or separately by spouses and minor children of all directors and executive officers as a group. Does not include 445 shares of Company’s common stock voted solely by one of Ms. Ring’s immediate family members, of which beneficial ownership is disclaimed.

(4)	Does not include performance-based restricted stock units granted under the Equity Performance Grant described in more detail beginning on page 44. The following persons received these grants: Mr. Watjen—300,000; Mr. Best—100,000; Mr. Greving—60,000; Mr. Horn—100,000; Mr. McCarthy—120,000; all other executive officers: 140,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers, and 10 percent beneficial holders of our common stock are required to file with the Securities and Exchange Commission certain forms reporting their beneficial ownership of and transactions in Unum common stock. Based solely upon information provided by each such person, we believe each of its directors and executive officers and 10 percent beneficial owners filed all required reports on a timely basis during the last fiscal year.

REPORT OF THE HUMAN CAPITAL COMMITTEE

The Human Capital Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with Unum’s management. Based on this review and discussion, the Committee recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

William J. Ryan, Chairman

Pamela H. Godwin

Thomas Kinser

A.S. (Pat) MacMillan, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

Summary

In this section, Unum is providing information on its executive compensation practices, including how and why executive compensation decisions are made as well as how the different pieces of compensation fit together. The primary objective of this section is to give stockholders an understanding of the basis and context for granting different types and amounts of executive compensation.

Our compensation programs are designed to reward achievement of corporate objectives through both competitive base pay and incentive opportunities. Because they are tied to corporate objectives, these compensation programs will change as corporate objectives change. For 2007, there were a number of changes to our compensation programs, including: a revision to the peer group used for benchmarking executive pay; the elimination of most perquisites; the introduction of new stock ownership guidelines; a change in the long-term incentive program; and a one-time equity performance grant for certain individuals. Information about these changes, including the rationale for each, is discussed in detail throughout this section, along with a general overview of our compensation programs. This year’s proxy statement also includes disclosure of performance targets for both annual incentive and long-term incentive awards.

In addition to the required disclosure and tables, we have included information and supplemental tables that specifically address the following:

•	Total compensation earned for 2007 by our named executives
•	Targeted 2008 compensation and the basis of this compensation
•	Each named executives’ stock ownership as of December 31, 2007

Our highest paid executives, including the Chief Executive Officer, Chief Financial Officer and the other individuals included in the Summary Compensation Table on page 50, are the named executives.

Compensation Philosophy and Administration

What are Unum’s primary compensation objectives?

Our compensation programs are designed to reward the achievement of corporate objectives. We believe stockholder value is enhanced through compensation that (1) rewards performance that enables us to achieve our corporate objectives and (2) is competitive enough to attract and retain talented executives and employees. Our core compensation objectives are as follows:

•	Provide a base salary that reflects the competitive market as well as the roles, skills, abilities, experience and performance of employees;

•	Create a culture of performance by providing all employees with incentive opportunities in addition to their base salary; and
•

Align the long-term interests of management and stockholders and promote a culture of ownership in the Company by (1) offering key managers equity-based compensation opportunities and (2) requiring senior executive officers to retain equity awards for a specified period of time.

Who is responsible for evaluating and administering executive compensation?

The Human Capital Committee, an appointed Committee of the Board consisting solely of independent directors, is responsible for evaluating, designing and administering a compensation program for executive officers and directors that ensures a link exists between pay, Company performance, individual performance, and the creation of stockholder value.

The Committee is directly responsible for evaluating the performance of the CEO as well as for determining the elements of his compensation. The CEO does not participate in any process related to the establishment of his own pay, nor does he have any decision-making authority with regard to his compensation. All decisions with respect to CEO compensation are made by the Committee.

In determining the compensation for the other named executives, the Committee receives a performance assessment and compensation recommendations from Mr. Watjen for those executives who report to him. While the Committee considers Mr. Watjen’s recommendations, it also uses its judgment in determining compensation for the named executives based on the Board’s interactions with these individuals.

Does the Human Capital Committee use an outside consultant for advice?

The Committee has engaged Towers Perrin as its independent compensation consultant. In this capacity, Towers Perrin provides the Committee with objective and expert analyses, advice and information with respect to the CEO and other executive compensation. Additional information about services provided by Towers Perrin may be found on page 12.

Towers Perrin received total compensation of $450,042 for services to the Human Capital Committee in 2007.

How do members of management support the Human Capital Committee?

Members of our finance, human resources and legal staff support the Committee in its work by providing information and responding to questions. Additionally, employees from these departments discuss various forms of executive compensation with the Committee’s outside consultant, including how the compensation fits with other programs and business strategy. While this group may make recommendations about forms of executive compensation, the final decision on all executive compensation issues rests with the Committee.

Benchmarking and Peer Group Design

Does Unum use any external data to compare executive compensation?

Yes. When making compensation decisions, we look at the compensation of our CEO and the other named executives relative to the compensation paid to similarly-situated executives at companies considered to be peers. This is often referred to as “benchmarking.” We believe, however, that a benchmark should be just that—a point of reference for measurement—but not the only determining factor for executive compensation. It does not take the place of internal analyses, nor of the performance of the Company and individual.

We use two sources for benchmarking executive compensation. The primary source for benchmarking the pay of named executives other than the CEO is the Towers Perrin Diversified Insurance Study, which is a private study of approximately 30 large insurance companies (see the table on page 34), most of which are key competitors for executive talent. We use this data source for our named executives because we believe it is a relevant comparison, it represents an unbiased selection of companies, and it remains relatively constant.

The primary source for benchmarking pay practices for the CEO is a proxy peer group (see the table on page 34), which includes a mix of insurance and financial services companies that, like the Towers Perrin Diversified Insurance Study companies, are competitors for executive talent. Prior to 2008, before changes were made to the proxy peer group as described below, the Towers Perrin Diversified Insurance Study was the primary source for benchmarking CEO pay practices and the proxy peer group was used as a secondary source.

Why does Unum use separate benchmarking sources for the named executives and the CEO?

We use the proxy peer group for benchmarking CEO pay because the CEO role is generally consistent across companies. The proxy peer group is not used for other named executives because non-CEO roles, particularly heads of subsidiaries and other business units, tend not to be directly comparable across other companies. Additionally, certain individuals who may be in comparable positions at other companies may not be named executives for proxy statement purposes at those companies, in which case their compensation data would not be available.

How often are peer groups reviewed and how are they selected?

The Committee reviews the proxy peer group list periodically, and companies are added and deleted from this list as either industry consolidation occurs or our corporate objectives change. In 2007, using guidance provided by Towers Perrin, the Committee revised the proxy peer group that is utilized to benchmark compensation for the CEO. The proxy peer group was developed using the following protocols. First, companies within the same industry sector were identified (as determined by the Standard & Poor’s Global Industry Classification Standards). Because Unum is a niche player, the list was broadened to include both property and casualty as well as life and health insurers. Second, the peer list was adjusted to include both larger and smaller companies, with Unum being about median within the peer group in terms of assets, revenue, and market capitalization. Third, the peer group was reviewed to confirm that the companies represented a comparable labor market (organizations that have recruited from us in the past and who are themselves potential sources of talent for us) and similar financial performance levels. This process expanded the peer group from eight to 18 companies, which provided more robust and meaningful statistics.

What companies are included in the Towers Perrin Diversified Insurance Study?

The table below shows the companies included in the Towers Perrin Diversified Insurance Study for 2007.

Towers Perrin Diversified Insurance Study Companies

Company
Aegon USA	Hartford Financial Services	Pacific Life
Aetna	ING	Phoenix Companies
AFLAC	John Hancock	Principal Financial
AIG	Lincoln Financial	Prudential Financial
Allianz/Life USA	Massachusetts Mutual	Securian Financial
Allstate	MetLife	Sun Life Financial
American United Life	Mutual of Omaha	Thrivent Financial
AXA Equitable	Nationwide	TIAA-CREF
CIGNA	New York Life	Unum
Guardian Life	Northwestern Mutual	USAA

What companies are included in Unum’s new proxy peer group?

The companies in the new proxy peer group are listed in the below table. Based on their 2007 proxy statements, of these 18 companies, 10 also include us in their proxy peer groups.

Proxy Peer Group

Company	Revenues (for most recent available four quarters ended prior to 12/31/07) $ in millions	Market Capitalization (as of 12/31/07) $ in millions
Aetna	$27,600	$28,651
AFLAC	15,393	30,471
Aon	7,471	14,526
Assurant	8,454	7,881
CIGNA	17,623	15,022
Conseco	4,572	2,319
Genworth	11,125	11,096
Hartford Financial	25,916	27,364
Humana	25,290	12,804
Lincoln Financial	10,594	15,384

Company	Revenues (for most recent available four quarters ended prior to 12/31/07) $ in millions	Market Capitalization (as of 12/31/07) $ in millions
Marsh & McLennan	$11,350	$13,775
MetLife	53,007	44,935
Phoenix Companies	2,573	1,357
Principal Financial	10,907	17,836
Protective Life	3,052	2,867
Prudential	34,401	41,626
Stancorp	2,709	2,476
Torchmark	3,487	5,579

Unum	10,520	8,586

Does Unum set targets for how its executive compensation should compare to other companies?

Each element of our executive compensation is generally targeted at the 50th percentile of the market (this means that 50 percent of the companies fall below this point and 50 percent are above it). Additionally, the targeted total cash (base salary plus annual incentive) and total direct compensation (base salary plus both targeted annual and long-term incentive) elements are compared to the 50th percentile of the peer group. The 50th percentile is selected as a point of comparison in order to ensure that we are able to compete in the market for executive talent.

With respect to the CEO, the Human Capital Committee compares each of the compensation elements to the proxy peer group as well as to the 50th percentile of the Towers Perrin Diversified Insurance Study companies.

Does the Human Capital Committee rely solely on peer group data when making decisions?

No. In fact, while peer group data is important, it is secondary to the primary factors considered by the Committee: Company performance, individual performance, the executive’s level of responsibility and the creation of stockholder value.

Elements of Pay (2007 Performance)

What are the elements of compensation for executive officers?

The elements of compensation for Unum’s named executive officers are: (1) an annual base salary, (2) an annual incentive award, (3) long-term incentive awards, (4) a benefits package and (5) certain limited perquisites, each of which is described later in this section. The annual and long-term incentives make up the majority of the named executives’ total compensation.

Unum provides a base salary and benefits package that management and the Human Capital Committee believe is consistent with market practice for our industry and allows us to attract and retain talented executives and employees. The annual incentive provides a focus on short-term performance, while the long-term incentive encourages the achievement of corporate goals and growth of stockholder value over the longer term. The limited perquisites we provide may be part of a negotiated employment package or may satisfy a business need. Effective January 2007, Mr. Watjen voluntarily gave up the majority of his perquisites, and in January 2008 we replaced nearly all of the perquisites of our other named executives with additional equivalent salary. More information about this change can be found later in this section.

During 2007, our Board of Directors approved a one-time, performance-based grant of restricted stock units to approximately 50 key officers of the Company (the “Equity Performance Grant”). This 2007 Equity Performance Grant is designed to more closely align the senior leadership group with both corporate and stockholder objectives. More information about this grant can be found beginning on page 44.

How is incentive compensation determined?

Annual incentives are based on (1) our performance against pre-determined targets, (2) the performance of the respective business unit against pre-determined targets and (3) the performance of the individual.

Long-term incentives are equity-based, and as a result their value is determined by share price performance over a longer period. Additionally, long-term incentives are based on our achievement of certain annual goals in the prior year.

Is there a policy for allocating the mix of pay?

Consistent with our philosophy of creating a culture of performance, a majority of total compensation is allocated to annual and long-term incentives and as a result is considered “at risk.” We do not have a pre-determined policy for allocating cash and non-cash, or short-term and long-term incentive compensation. Instead, the Human

Capital Committee periodically reviews the Diversified Insurance Study analysis described earlier to ensure an appropriate level and mix of compensation based on competitive practices.

Base Salary

How often are base salaries reviewed?

The Human Capital Committee reviews base salaries for executive officers on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in base salaries, if any, are determined after an evaluation of several factors, including Company performance, individual performance and the individual’s level of responsibility. Base salaries are also compared to those within the appropriate peer group and to other executives in the Company.

How is the base salary for the CEO determined?

Mr. Watjen’s base salary is determined by his employment agreement, his individual performance, his overall level of responsibility and the performance of the Company since he became Chief Executive Officer in 2003.

Mr. Watjen’s individual performance is evaluated annually by the Board of Directors based on two primary factors. The first is a set of individual goals agreed upon by Mr. Watjen and the Board. For 2006, those goals included: improving the performance of the U.S. Brokerage unit (now Unum US); successfully meeting the obligations contained in the California and multistate regulatory settlements; improving the balance sheet to create long-term customer and stockholder value; and developing deeper leadership at all levels of the Company.

The second is an assessment by each Board member of Mr. Watjen’s performance, taking into account the following criteria:

•	Strategic planning
•	Financial results
•	Operating efficiency
•	Succession and leadership planning
•	Employee relations
•	Communications
•	Ethics
•	Regulatory compliance
•	Investor relations
•	Board relations
•	Relationships with other constituents

As part of this process, Board members provide Towers Perrin with their confidential performance evaluations of the CEO. Towers Perrin reviews these evaluations and provides a summary to the Human Capital Committee prior to its February meeting at which CEO compensation is determined.

Effective March 1, 2007, after considering all of these factors, the Committee raised Mr. Watjen’s annual base salary to $1,050,000 from his previous salary of $1,000,000, an increase of five percent.

How are the base salaries of other named executives determined?

As with the CEO, the primary factor for determining base salaries for the other named executives is individual performance. Each individual is assessed against the following criteria:

•	Company financial results
•	Performance against individual performance goals
•	Ethics
•	Regulatory compliance

•	Results of a 360 survey, which is focused on:
-	personal results orientation
-	partnering
-	expertise and competence
-	customer focus
-	leadership
-	judgment and decision making
-	professional integrity

Mr. Watjen makes recommendations to the Human Capital Committee for those executives reporting directly to him, including the named executives. In addition to evaluating individual performance, the Committee analyzes the base salaries of named executives at companies in the Towers Perrin Diversified Insurance Study. After taking all of these factors into consideration, the Committee approved the following increases effective March 1, 2007: Mr. Greving’s salary was increased from $380,000 to $390,000 based on merit; Mr. McCarthy’s base salary increased from $440,000 to $525,000 based on the above and to reflect the additional obligations associated with his promotion to President and Chief Executive Officer of Unum US; Mr. Best’s salary was increased from $440,000 to $480,000 based on merit and in recognition of the additional responsibilities associated with his promotion to Chief Operating Officer of Unum US; and Mr. Horn’s salary increased from $400,000 to $440,000, based on the above and to reflect the significant improvement in Colonial’s financial performance. Mr. Horn appears as a named executive in the proxy statement for the first time.

Base salary earnings of the named executives for 2007 are reflected in column (c) of the Summary Compensation Table on page 50.

Annual Incentive

What is the purpose of an annual incentive?

The purpose of the annual incentive is to reward performance based on the achievement of both Company and individual goals. The Management Incentive Compensation Plan of 2004 is the primary plan we used for annual incentive compensation in 2007.

How are targets for annual incentives determined?

The Human Capital Committee sets annual incentive targets as a percentage of each named executive’s base salary. The target is established based on the individual’s position and responsibilities, including the relative contribution of that position to the overall success of the Company, as well as on market data from the Towers Perrin Diversified Insurance Study. For 2007, the annual incentive targets (as a percentage of base salary) for the named executives were: 150% for Mr. Watjen; 65% for Mr. Greving; 80% for Mr. McCarthy; 70% for Mr. Best; and 65% for Mr. Horn.

Are there corporate performance thresholds that must be met in order for an annual incentive to be paid?

Yes. Each year, the Committee establishes a financial threshold that must be achieved as a condition to any payments under the annual incentive plan. The threshold is two times the amount of operating earnings needed to pay dividends and cover interest on our debt.

Once the threshold is met, how is the amount of payment determined?

In February of each year, the Committee sets performance measures with the levels or ranges of payment for each target. Measures and targets are established for the enterprise as a whole (Unum Group) as well as for each of the subsidiary or business units (Unum US, Colonial Life & Accident, and Unum UK), and weightings are assigned to each performance measure based on its relative importance to the Company or business unit as well as on its potential impact on stockholder returns. At the end of each year, the Committee evaluates our performance against each corporate performance measure, comparing the actual results to the targets established for each performance measure.

What are the performance measures for the respective incentive plans?

The 2007 performance measures and their weightings are as follows:

2007 Performance Measures and Weightings

Performance Measure	Unum Group	Unum US	Colonial Life	Unum UK
Pre-tax operating income	40%	40%	40%	40%
Return on equity	25%
Revenue	25%
Operating expenses	10%	10%	10%	10%
Earned premium		25%	10%	15%
Sales		15%	25%	15%
Service (1)		10%	15%	20%

(1)	The Service measure is based on a combination of how the Company scores on external customer satisfaction surveys as well as internal measures such as call center speed of answering calls, how quickly we can issue a policy once a case is sold, how long it takes to make STD claims decisions, etc. These are non-GAAP measures and cannot be calculated using the audited financial statements. However, given the small weighting on the Service measure, it is not material to an understanding of the compensation disclosed.

Are all of the named executives’ incentive awards based on the Unum Group performance measures?

Yes, although the portion of each named executive’s annual incentive award based on Unum Group performance differs. Mr. Watjen’s and Mr. Greving’s incentive awards for 2007 results were based solely on the Unum Group plan. For Mr. McCarthy and Mr. Best, 25% of their awards were based on the Unum Group plan, and 75% was based on the Unum US plan. For Mr. Horn, 25% of his award was based on the Unum Group plan, and the remaining 75% was based on Colonial Life’s plan.

Does the Human Capital Committee take into consideration any exceptions or unusual items when determining Unum’s performance?

When the Committee set the performance measures and weightings for the year, it established a list of adjustments that, if they occurred, would be excluded from the calculation of our performance for purposes of the incentive plan. Among these items were reserve adjustments resulting from accounting or legal changes that were not included in the financial plan, implementation costs associated with the Regulatory Settlement Agreement and California Settlement Agreement, and debt retirement costs that were not included in the plan. Additionally, the Committee considers a qualitative assessment of the results for the year.

Did the Human Capital Committee exclude any of these items for 2007?

Yes. In measuring financial results for 2007, the Committee excluded certain unusual items, including the costs of the claims reassessment concluded in the fourth quarter of 2007 and the costs related to the retirement of debt.

What were the performance targets in 2007?

The following table shows the performance targets for Unum Group, Unum US, Colonial Life and Unum UK:

2007 Annual Incentive Award Performance Targets

Performance Measure	Component Weighting	Target
Unum Group:
Pre-tax operating income	40%	$1,009.3 million
Return on equity	25%	9.40%
Revenue	25%	$10,480.6 million
Operating expenses	10%	$281.9 million
Unum US:
Pre-tax operating income	40%	$667.3 million
Earned premium	25%	$5,992.4 million
Sales	15%	$735.9 million
Operating expense ratio	10%	17.08%
Service	10%	100% of plan items
Colonial Life:
Pre-tax operating income	40%	$208.3 million
Sales	25%	$346.5 million
Service	15%	100% of plan items
Earned premium	10%	$908.3 million
Operating expense ratio	10%	16.83%
Unum UK:
Pre-tax operating income	40%	£138.4 million
Service	20%	100% of plan items
Earned premium	15%	£493.5 million
Sales	15%	£68.3 million
Operating expense ratio	10%	17.59%

What was the total annual incentive cash payment made to each named executive for 2007?

Based on our performance against the above targets, each named executive received the amounts shown in the table below. These amounts can also be found in column (g) of the Summary Compensation Table on page 50.

2007 Annual Incentive (1)

Executive	Annual Incentive Target (% of Salary)	Annual Incentive Target ($)	2007 Annual Incentive Paid ($)	As a % of Target
Mr. Watjen (2)	150%	$1,575,000	$2,000,000	127%
Mr. Greving	65%	253,500	380,103	150%
Mr. McCarthy	80%	420,000	502,660	120%
Mr. Best	70%	336,000	407,970	121%
Mr. Horn	65%	286,000	366,730	128%

(1)	Total compensation paid for 2007 performance is outlined in the table on page 44.

(2)	Although the actual results were higher, Mr. Watjen’s payment was capped at $2,000,000, the maximum individual award allowed under the Management Incentive Compensation Plan of 2004.

Long-Term Incentive Awards

What form of long-term incentives does Unum provide its executives?

Prior to February 2008, our primary form of long-term incentive was restricted stock awarded under the Amended and Restated Stock Plan of 1999 based on performance over a one-year period. Once granted, the performance-based shares of restricted stock vest over three years.

During 2007, the Human Capital Committee felt it was appropriate to reassess the long-term incentive program to ensure alignment with stockholder interests and peer practices. The Committee’s review found that all of our proxy peer group use options in their long-term incentive programs, mostly in combination with restricted stock units (defined below) or similar plans. When the Committee considered this prevalent market practice and the positive stockholder views of companies who compensate executives for an increase in stock price over the long term, it reconfigured the long-term incentive program so that 75% of the award is granted as restricted stock units and 25% is granted as stock options. This change is effective with the February 2008 grant for a number of senior officers, including Messrs. McCarthy, Best and Horn. For Mr. Watjen, the mix of 75% restricted stock units and 25% stock options went into effect with his February 2007 grant.

We believe one-year performance goals, coupled with a long-term-vesting equity component, are significant drivers of long-term growth. At the same time, the retention of key executives is an important corporate objective. For this reason, while we utilize one-year performance goals to establish the awards, the awards vest over a three-year period.

What are restricted stock units?

Restricted stock units, granted on the basis of the performance of the Company and the individual, are valued in terms of Company stock but no actual stock is issued at the time of grant. Instead, Company stock is only issued when the grant actually vests. These differ from restricted stock in two ways: dividends are not paid in the form of cash on a quarterly basis but rather are deemed to be reinvested in additional restricted stock units; and there are no stockholder voting rights until the award actually vests. We believe this form of long-term compensation is closely aligned with stockholder interests.

How did the Human Capital Committee determine the number of restricted stock units?

The Committee first measures the performance against the targets set for the Company and the individual to arrive at a cash award amount. The cash amount is then divided by the closing price of the stock on the grant date to determine the number of restricted stock units.

What are the performance measures for long-term incentive awards granted in 2007?

Each year at its February meeting, the Committee establishes corporate performance measures for the long-term incentive award program. Much like the annual incentive plan, each factor is then weighted based on its relative importance to the Company or business unit as well as on its potential impact on stockholder returns.

The table below shows the long-term incentive performance targets for 2006 (for grants in 2007):

Long-Term Incentive Performance Measures and Weighting

(2006 Performance Goals)

Performance Measure	Component Weighting	Target
Unum Group Pre-tax Operating Income (1)	40%	$930.6 million
Unum Group Return on Equity	40%	9.20%
Unum Group Revenue (2)	20%	$10,516.9 million

(1)	Pre-tax Operating Income excludes realized investment gains and losses.

(2)	Revenue excludes realized investment gains and losses.

How are individual long-term incentive award grants determined?

At its February meeting, the Human Capital Committee sets individual target levels for each named executive. These targets are communicated to the named executives as a dollar amount based on a percentage of base salary, generally in March of each year (see table below for awards granted in February 2007.)

After the end of each year, the Committee assesses our performance and compares the actual results to the targets established for each performance measure. In February 2007, based on 2006 performance, the Committee approved the following grants of restricted stock (and options in the case of Mr. Watjen) as outlined in the following table:

2007 Long-Term Incentive

Executive	Long-Term Incentive Target (% of Salary)	Long-Term Incentive Target ($)	2006 Long- Term Incentive Paid(1) ($)	As a % of Target	Shares of Restricted Stock Granted	Stock Options Granted
Mr. Watjen	350%	$3,500,000	$4,280,000	120%	155,904	166,100
Mr. Greving	90%	342,000	444,600	130%	20,507
Mr. McCarthy	90%	396,000	592,020	150%	27,307
Mr. Best	90%	396,000	592,000	150%	27,307
Mr. Horn	90%	360,000	538,200	150%	24,825

(1)	The 2006 Long-Term Incentive was paid in March 2007.

What are the performance measures for long-term incentive grants based on 2007 performance and made in 2008?

The table below shows Unum’s long-term incentive performance targets for 2007.

Long-Term Incentive Performance Measures and Weighting

(2007 Performance Goals)

Performance Measure	Component Weighting	Target (100% Payout)
Unum Group Pre-tax Operating Income (1)	40%	$1,009.3 million
Unum Group Return on Equity	40%	9.40%
Unum Group Revenue (2)	20%	$10,480.6 million

(1)	Pre-tax Operating Income excludes realized investment gains and losses.

(2)	Revenue excludes realized investment gains and losses.

In February 2008, based on our performance in 2007 against the above factors, the Human Capital Committee approved the following awards:

2008 Long-Term Incentive (1)

Executive	Long-Term Incentive Target (% of Salary)	Long-Term Incentive Target ($)	2007 Long- Term Incentive Paid ($)		As a % of Target	Shares of Restricted Stock Granted (Feb. 2008)	Stock Options Granted (Feb. 2008)
Mr. Watjen	350%	$3,675,000	$7,222,500	(2)	197%	180,787	331,519
Mr. Greving	90%	351,000	573,885		164%	24,174	n/a
Mr. McCarthy	125%	656,250	1,272,969	(3)	194%	33,898	52,969
Mr. Best	100%	480,000	884,800	(4)	184%	24,794	33,507
Mr. Horn	90%	396,000	747,460	(5)	189%	20,455	29,623
(1)	Total compensation paid for 2007 performance is outlined in the table on page 44.

(2)	The 2007 Long Term Incentive Paid includes an additional award granted in 2008 in recognition of Mr. Watjen’s individual contributions during 2007. Mr. Watjen received $1,500,000 in stock options in recognition of his work in the turnaround of the Company, improved rating agency ratings, leading the Company through the RSA/CSA process, and strategic initiatives such as Simply Unum which prepare the Company for the future. Mr. Watjen’s remaining Long-Term Incentive was paid in the form of 75% restricted stock units and 25% stock options.

(3)	The 2007 Long Term Incentive Paid includes an additional award granted in 2008 in recognition of Mr. McCarthy’s individual contributions during 2007. Mr. McCarthy received $200,000 in stock options in recognition of his achievements in leading the Unum US organization, the completion of the RSA/CSA process, and his progress in defining the strategic direction of Unum US. Mr. McCarthy’s remaining Long-Term Incentive was paid in the form of 75% restricted stock units and 25% stock options.

(4)	The 2007 Long Term Incentive Paid includes an additional award granted in 2008 in recognition of Mr. Best’s individual contributions during 2007. Mr. Best received $100,000 in stock options in recognition of his contributions to the Simply Unum offering and development of continuous improvement programs across Unum US, Colonial and Unum UK. Mr. Best’s remaining Long-Term Incentive was paid in the form of 75% restricted stock units and 25% stock options.

(5)	The 2007 Long Term Incentive Paid includes an additional award granted in 2008 in recognition of Mr. Horn’s individual contributions during 2007. Mr. Horn received $100,000 in stock options in recognition of his achievements in positioning the business for the long-term, including enhancing the distribution capabilities at Colonial, expansion of the enrollment capabilities and re-branding to better position Colonial in the market. Mr. Horn’s remaining Long-Term Incentive was paid in the form of 75% restricted stock units and 25% stock options.

Retirement and Workplace Benefits

What employee benefits does Unum provide its executives and other employees?

We provide a benefits package for employees and their dependents, portions of which are paid by the employee. Benefits include: life, health, dental, vision, and disability insurance; pension; 401(k); dependent and healthcare reimbursement accounts; tuition reimbursement; an employee stock purchase plan; paid time off; holidays; and a matching gifts program for charitable contributions. Named executives have the same benefits package as other employees.

What type of retirement plans does Unum offer?

We sponsor a tax-qualified, defined benefit pension plan. We also provide a non-qualified pension plan for employees whose benefits under the tax-qualified plans are limited by the Internal Revenue Code. Base pay and regular annual incentive awards are counted toward the defined benefit pension plans, although long-term incentives are not.

Mr. Watjen also has a supplemental retirement plan under the terms of his employment agreement. For a complete description of pension benefits for the named executives, please see the Pension Benefits section beginning on page 57.

Perquisites and Other Personal Benefits

What perquisites does Unum offer its executives?

As stated earlier, Mr. Watjen voluntarily gave up most of his perquisites effective January 1, 2007. In light of recent market trends and how perquisites are potentially viewed by stockholders, the Human Capital Committee asked Towers Perrin in 2007 to review the perquisites provided to other named executives. Those perquisites included: financial counseling and tax preparation (senior vice presidents and above); club memberships for business entertainment; an executive health program (executive vice presidents and above); legal fees (CEO); personal use of corporate aircraft (CEO); and tax gross-up for perquisites (all executives).

Although these perquisites were reasonable and consistent with the our overall compensation program and were not a significant part of executives’ total pay packages, based on the Towers Perrin review and the factors mentioned above, our management proposed several changes to the perquisite program, all of which were adopted at the Committee’s August 2007 meeting and became effective January 1, 2008.

What changes were made to executive perquisites?

Three changes were made to the perquisites offered to named executives.

First, the financial counseling and tax preparation, club membership, executive health program and legal fees perquisites were eliminated and replaced with a salary increase of equivalent value. (Mr. Watjen did not utilize the club membership or executive health program and had voluntarily given up financial counseling services effective January 1, 2007.) In place of the eliminated perquisites, effective January 1, 2008, Mr. Watjen received a salary increase of equivalent value of $19,400 and the other named executives each received $12,400. Because this amount is salary, we place no requirements or restrictions on its use.

Second, tax gross-ups related to all perquisites listed above were eliminated, including for personal aircraft travel. Mr. Watjen volunteered to relinquish the tax gross-up payment related to personal aircraft usage effective January 1, 2008. He volunteered to forego all other perquisite-related tax gross-ups on January 1, 2007.

Tax gross-ups related to non-resident state taxes and attendance at Company business functions for the executive (and spouse or guest) were continued since these events are related to conducting Company business.

Third, an aircraft time-sharing agreement for personal use of Company-owned aircraft was reached with Mr. Watjen. The Committee has encouraged Mr. Watjen to use Company-owned aircraft for both business and personal travel because it is a more efficient use of his time. Under Mr. Watjen’s employment agreement, he is allowed 40 hours of personal use of Company aircraft per year. Under the Time-Sharing arrangement Mr. Watjen will reimburse the costs incurred by Unum for personal use beyond the 40 hours at the maximum rate allowed by Federal Aviation Administration regulations. This rate includes the variable costs associated with these flights (i.e. fuel, trip-related maintenance, crew travel expenses, hangar and tie-down costs, and landing fees). During 2007 Mr. Watjen reimbursed the Company $31,748 under the Time-Sharing arrangement.

A detailed table of executive perquisites, including the aircraft timeshare arrangement described above, is included as a footnote to the Summary Compensation Table.

Total Compensation

What is the total compensation earned for 2007 by each named executive?

The Summary Compensation Table on page 50 provides an overview of executive compensation as required by the Securities and Exchange Commission. However, because the Summary Compensation Table takes into consideration items such as the actuarial increase of the present value of pension benefits and the accounting cost of equity grants (versus their fair value at grant), we have included below a supplemental table that provides an overview of executive pay as the Human Capital Committee considers it when making compensation decisions. Please note that the following table is not a substitute for the required Summary Compensation Table.

2007 Compensation(1)

Executive	Salary	Annual Incentive(1)	Long-Term Incentive(2)	All Other Compensation(3)	Total
Mr. Watjen	$1,041,667	$2,000,000	$7,222,500	$119,997	$10,384,164
Mr. Greving	388,333	380,103	573,885	36,608	1,378,929
Mr. McCarthy	510,833	502,660	1,272,969	60,867	2,347,329
Mr. Best	473,333	407,970	884,800	50,223	1,816,326
Mr. Horn	433,333	366,730	747,460	50,679	1,598,202
(1)	These amounts reflect annual incentive awards granted in 2008 based on 2007 performance. These are discussed in further detail beginning on page 37 under the heading Annual Incentive.

(2)	These amounts reflect actual LTI awards granted in 2008 based on 2007 performance. This award includes the value of the stock options granted in February 2008 in recognition of the individual performances of Messrs. Watjen, McCarthy, Best and Horn. (Please refer to the 2008 Long-Term Incentive table and related footnotes on page 42 for additional details.) These amounts will be reported in the Grants of Plan-Based Awards table for the 2009 proxy statement. The value shown is the fair market value of this grant on the grant date.

(3)	These amounts are the actual amounts as reported in the All Other Compensation Table on page 52.

Equity Performance Grant

What is the rationale for creating an equity performance grant?

As stated earlier, in 2007 our Board of Directors approved a special grant of performance-based restricted stock units for approximately 50 key officers who, through their performance and leadership, can truly impact our ability to achieve our corporate objectives. The purpose of the one-time grant is to promote the continuity of the current leadership team, while at the same time better aligning this leadership group with corporate and stockholder objectives.

How does the plan work?

Generally speaking, participants receive restricted stock units that will vest based on performance between now and December 31, 2011, based on two factors: (1) We must first achieve thresholds for financial plan performance, risk-based capital, assessments by rating agencies, and regulatory compliance (see Table 1 below); and (2) once these thresholds are achieved, vesting is based on a schedule of stock price appreciation. Full vesting of the grant will occur when Unum’s stock price meets or exceeds $50 per share (see Table 2 below).

The Human Capital Committee will review plan performance three times between now and the second quarter of 2012. For the period being evaluated, they will first determine if we meet the four thresholds described above. If so, the restricted stock units will vest according to the stock price appreciation schedule and will be paid to individuals in the form of shares of Unum stock.

Table 1: Equity Performance Grant Thresholds

Goals	FY 2007-2009	FY 2008-2010	FY 2009-2011
Financial:
(1) Average annual growth in Operating EPS over FY 2006	9% or greater	9% or greater	9% or greater
(2) Average annual consolidated NAIC risk-based capital ratio	300% or greater	300% or greater	300% or greater
Non-Financial:
(3) Completion of the RSA/CSA Reassessment process and follow-up examination resulting in no contingent additional fine by the states	Achieved	Achieved or sustained without re-visit of alleged claims practice issues	Achieved or sustained without re-visit of alleged claims practice issues
(4) Financial strength rating for principle US insurance companies one notch upgrade by at least 2 of the 4 national rating agencies	Achieved	Achieved or sustained	Achieved or sustained

Table 2: Equity Performance Grant Vesting

Stock Price	Shares Earned	Stock Price	Shares Earned
$50	100.0%	$31	42.7%
$45	96.0%	$30	36.5%
$40	84.1%	$29	30.0%
$35	64.3%	$28	23.2%
$34	59.4%	$27	16.0%
$33	54.1%	$26	8.6%
$32	48.6%	$25	0.0%

How many restricted stock units were awarded to each named executive as Equity Performance Grants?

Mr. Watjen was awarded 300,000 units; Mr. Greving 60,000 units; Mr. McCarthy 120,000 units; Mr. Best 100,000 units; and Mr. Horn 100,000 units. This information can also be found in the “Grants of Plan-Based Awards” table on page 53.

Elements of Pay (2008)

Base Salaries

What base salary increases were awarded in 2008?

For 2008, the Human Capital Committee considered our performance in 2007 as well as Mr. Watjen’s individual performance, responsibilities and tenure and, as a result, increased his base salary to $1,100,000 effective March 1, 2008. For the remaining named executives, the Committee approved the following base salaries, also effective March 1, 2008: Mr. Greving $420,000; Mr. McCarthy $565,000; Mr. Best $515,000; and Mr. Horn $475,000.

Annual Incentive Awards

What are the performance measures for 2008?

The performance measures for Unum Group and its business units, as well as the weightings of each, remain unchanged for 2008. They are as follows:

Annual Incentive Award Performance Measures (2008)

Performance Measure	Unum Group	Unum US	Colonial Life	Unum UK
Pre-tax operating income	40%	40%	40%	40%
Return on equity	25%
Revenue	25%
Operating expenses	10%	10%	10%	10%
Earned premium		25%	10%	15%
Sales		15%	25%	15%
Service		10%	15%	20%

Long-Term Incentive Awards

What are the annual and long-term incentive targets for named executives in 2008?

The 2008 incentive targets are found in the following table:

2008 Compensation and Incentive Targets

Executive	Salary(1)	Annual Incentive Target(2)	Long-Term Incentive Target(3)
Mr. Watjen	$1,100,000	150%	400%
Mr. Greving	420,000	65%	90%
Mr. McCarthy	565,000	100%	150%
Mr. Best	515,000	90%	125%
Mr. Horn	475,000	80%	100%

(1)	Base salaries for the named executives are effective March 1, 2008.

(2)	The annual incentive target for Mr. McCarthy increased from 80% to 100%; Mr. Best increased from 70% to 90%; and Mr. Horn increased from 65% to 80%.

(3)	The long-term incentive target for Mr. Watjen increased from 350% to 400%; Mr. McCarthy increased from 125% to 150%; Mr. Best increased from 100% to 125%; and Mr. Horn increased from 90% to 100%.

Policies and Practices

Equity Grant Practices

How does Unum set the dates for equity grants?

Equity grants are approved at a regularly scheduled meeting of the Human Capital Committee, and the date of this meeting is typically set a year in advance. The date the equity grant is approved is considered the grant date, and as a result it is also the date upon which the stock price is based.

For new hires at the Senior Vice President and above level, equity grants are approved by the Committee in advance and are effective on the hire date or are approved and dated at the next Committee meeting. For other employees, the CEO is authorized to make equity grants collectively totaling up to $300,000 per year, and the grants are reported to the Committee annually. Mr. Watjen made grants totaling $176,600 in 2007.

Prior to 2007, Mr. Watjen was authorized to make equity grants of up to $100,000 total per year. The Committee increased Mr. Watjen’s authority during the year to give him more flexibility in independently rewarding employees’ performance.

Stock Ownership, Retention and Sale

What are Unum’s policies regarding the retention of stock by its executives?

In order to further align the long-term interests of management and stockholders and to promote a culture of ownership, we believe our senior executives should have a significant ownership stake in the Company. With this in mind, certain senior executives are required to retain a fixed percentage of the net shares received for a specified period of time (see table below). Both the percentage and time period are determined by the individual’s position with the Company. Exceptions to this requirement may only be made by the Board of Directors.

Were any changes made in 2007 to the retention guidelines?

At its August 2007 meeting, the Human Capital Committee compared our retention guidelines with peer companies. In light of this review and the creation of the new Equity Performance Grant described above, the Committee modified the stock retention ratios to more closely align them with competitive market practices. At the same time, the Committee added ownership guidelines to encourage significant stock ownership.

Below is a table that shows, by position, the new stock ownership guidelines as a multiple of salary as well as the retention guidelines for percentage of stock and time required to be held. Common and restricted shares count toward ownership, but Equity Performance Grants and stock options do not. Newly-promoted or newly-hired executives have five years to achieve the guideline, while current executives have three. Our management provides a report annually to the Committee that shows how each named executive’s ownership compares to the guidelines. Not meeting the guidelines could have an impact on the size of future equity grants. All of our named executives presently meet the new guidelines.

Retention and Ownership Requirements

Retention Requirements			Ownership Guidelines
Executive Level	Retention %(1)	Holding Period(2)	Ownership as % of Salary
CEO	75%	3 years	5x
EVP	60%	1 year	3x
SVP	50%	1 year	1x
(1)	Retention percentage is the net percentage of shares to be held after the payment of taxes.

(2)	After this holding period, the executive would then be able to sell the shares as long as their ownership guideline is met or would be reached in the time period allotted.

Are there policies in place that prohibit the sale of stock by executives?

We have established a policy that no executive officer or director (or any member of the individual’s family sharing the household) may purchase or sell options, puts, calls, straddles, equity swaps or other derivatives that are directly linked to Unum’s common stock. In addition, these individuals may not engage in transactions involving “short sales” of Unum stock or in any hedging transactions on Unum stock.

Are there any other restrictions in place?

Our current policy imposes limits on the timing and types of transactions in Unum stock permitted by named executives and certain other officers. Among other restrictions, the policy allows officers to trade Unum common stock only during pre-determined window periods (following earnings releases) and only after they have pre-cleared transactions with our General Counsel or Corporate Secretary.

What is the total amount of Unum stock owned by each named executive?

Each individual’s stock ownership is included in the following table:

Stock Ownership

(as of December 31, 2007)

Executive	Common Stock(1)	Unvested Restricted Stock(2)	Total Current Ownership	Current Ownership as Multiple of Salary
Mr. Watjen	$11,956,925	$5,691,448	$17,648,373	17x
Mr. Greving	724,382	862,245	1,586,627	4x
Mr. McCarthy	845,520	986,500	1,832,020	3x
Mr. Best	2,136,580	1,008,958	3,145,538	7x
Mr. Horn	359,681	927,453	1,287,134	3x
(1)	Amount includes shares held in certificate form, brokerage accounts and the 401(k) account. Shares were valued using a closing stock price of $23.79 on 12/31/07.

(2)	Shares were valued using a closing stock price of $23.79 on 12/31/07. These shares will vest over the next three years (see Vesting Schedule for Unvested Restricted Shares table on page 56 for vesting schedule).

Tax and Accounting Considerations

Is executive compensation a deductible expense?

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation paid to the CEO and the other named executives that can be deducted by us as a business expense in any year, unless the compensation is “performance-based” and has been approved by stockholders. We have designed elements of our executive compensation program, including the annual incentives under the Executive Officer Incentive section of the Management Incentive Compensation Plan of 2004 and the long-term incentive awards under the Stock Incentive Plan of 2007, intending them to be fully deductible for federal income tax purposes. While the Human Capital Committee takes into account the deductibility of executive compensation, it reserves the right to pay executives in a manner consistent with their performance and the competitive market, even though the deductibility requirements may not be satisfied.

Since Mr. Watjen’s 2007 base salary exceeded deductibility limits by $50,000, that amount is not deductible under Section 162(m) of the IRS Code. However, the entire base salary of all other named executives is fully deductible. Additionally, we will deduct the amounts paid under the annual and long-term programs for 2007 performance. We will also take a deduction for the additional stock options granted to Messrs. Watjen, McCarthy, Best and Horn. There are some additional amounts which were not deductible in 2007 related to the vesting of prior years’ restricted stock grants. However, the Committee took steps in 2007 which are intended to have future grants be deductible under 162(m).

What assumptions does Unum make in accounting for stock awards?

On January 1, 2006, we began accounting for stock-based payments under the requirements of SFAS 123(R). A complete discussion of the assumptions made as well as the financial impact of this type of compensation can be found in Notes 1 and 2 of the Consolidated Financial Statements in Part II, Item 8 of our annual report on Form 10-K for the year ended December 31, 2007. Additionally, the footnotes to the Summary Compensation Table and the Grants of Plan Based Awards Table detail the assumptions for awards listed in those tables. Implementation of SFAS 123(R) has not impacted the design of our compensation programs.

Has Unum made changes to comply with new Nonqualified Deferred Compensation regulations?

Yes, in 2007 we worked with external legal advisors to identify necessary amendments to existing compensation and benefit plans in order to comply with Internal Revenue Code Section 409A. We believe we are in compliance with these statutory provisions.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)		(f)		(g)		(h)		(i)	(j)
Thomas R. Watjen, President and Chief Executive Officer, and a Director	2007	$1,041,667	—	$2,658,543	(1)	$522,201	(2)	$2,000,000	(3)	$1,001,000	(4)	$119,997	$7,343,408
	2006	991,667	—	1,414,551		—		1,562,500		586,000		140,987	4,695,705
Robert C. Greving, Executive Vice President, Chief Financial Officer and Chief Actuary	2007	388,333	—	403,972	(1)			380,103	(3)	92,000	(4)	36,608	1,301,016
	2006	380,002	—	261,870		—		263,031		97,000		29,848	1,031,751
Kevin P. McCarthy, Executive Vice President, President and Chief Executive Officer, Unum US	2007	510,833	—	529,687	(1)			502,660	(3)	308,288	(4)	60,867	1,912,335
	2006	429,167	—	272,296		—		379,187		281,000		39,009	1,400,659
Robert O. Best, Executive Vice President, Chief Operating Officer, Unum US	2007	473,333	—	559,383	(1)			407,970	(3)	140,000	(4)	50,223	1,630,909
	2006	433,333	—	290,361		—		355,798		156,000		49,326	1,284,818
Randall C. Horn, Executive Vice President, President and Chief Executive Officer, Colonial	2007	433,333	—	480,496	(1)			366,730	(3)	63,000	(4)	50,679	1,394,238

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting for the fiscal year ended December 31, 2007, in accordance with SFAS No. 123(R) of awards pursuant to the Amended and Restated Stock Plan of 1999. The following table provides the expense by grant for each of the named executives. Additionally, the assumptions made in the valuation of these awards is included in footnotes (8) and (9) to the Grants of Plan Based Awards table on page 53.

Footnote (1) continued:

Executive	Date of Grant	No. of Shares	No. of Options	2007 SFAS 123(R) Expense ($)	Executive	Date of Grant	No. of Shares	No. of Options	2007 SFAS 123(R) Expense ($)
Mr. Watjen	9/11/07	300,000		$472,544	Mr. Best	9/11/07	100,000		$157,515
	2/23/07	155,904		1,239,333		2/23/07	27,307		217,072
	2/24/06	125,000		873,958		2/24/06	22,656		158,403
	2/18/05	50,000		72,708		2/18/05	18,150		26,393
				$2,658,543					$559,383
Mr. Greving	9/11/07	60,000		$94,509	Mr. Horn	9/11/07	100,000		$157,515
	2/23/07	25,507		125,721		2/23/07	24,825		152,193
	2/24/06	17,610		123,123		2/24/06	21,240		148,503
	4/17/06	5,996		38,334		2/18/05	15,325		22,285
	2/18/05	15,325		22,285					$480,496
				$403,972
Mr. McCarthy	9/11/07	120,000		$189,018
	2/23/07	27,307		167,409
	2/24/06	21,240		148,503
	2/18/05	17,025		24,757
				$529,687

(2)

The amount in this column reflects the amount recognized for financial statement reporting for the fiscal year ended December 31, 2007, in accordance with SFAS No. 123(R) of the stock option award of 166,100 options granted to Mr. Watjen on February 23, 2007. Additionally, the assumptions made in the valuation of this award are included in footnote (7) to the Grants of Plan Based Awards Table on page 53.

(3)	These amounts reflect the annual incentive awards to the named executives. These are discussed in further detail beginning on page 37 under the heading Annual Incentive.

(4)	The amounts shown reflect the actuarial increase in the present value since December 31, 2006 of the named executive’s benefits under all pension plans established by the Company. The amounts were determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements (see Note 10 of our Consolidated Financial Statements in Part II, Item 8 of our annual report on Form 10-K for the year ended December 31, 2007, for these assumptions) and include amounts which the named executive may not currently be entitled to receive because such amounts are not vested. The amount reported for Mr. McCarthy also includes the amount of above-market interest that exceeds 120% of the rate prescribed under section 1274(d) of the Internal Revenue Code.

(5)	“All Other Compensation” amounts are included in the following table:

Footnote (5) continued:

2007 All Other Compensation

	Mr. Watjen	Mr. Greving	Mr. McCarthy	Mr. Best	Mr. Horn
Tax Reimbursement Payments (a)	$8,207	$8,714	$16,238	$12,459	$19,814
Financial Counseling (b)	—	6,300	9,300	6,610	1,015
Club Memberships (c)	—	6,763	1,905	7,376	1,389
Executive Health Program (d)	—	1,834	—	—	—
Personal Use of Company Aircraft (e)	63,312	—	—	—	—
Employee and Spouse/Guest Attendance at Company Business Functions (f)	3,178	52	4,990	4,441	23,383
Total Perquisites	74,697	23,663	32,433	30,886	45,601
Premium on term life insurance provided by us	78	78	78	78	78
Matching Gifts Program (g)	—	1,050	7,500	1,250	5,000
Matching contributions under our 401(k) retirement plan	8,406	8,956	9,000	8,992	—
Non-resident State Taxes (h)	36,816	2,862	11,856	9,017	—
Total All Other Compensation	$119,997	$36,609	$60,867	$50,223	$50,679

(a)	The amounts shown in this row represent tax payments made by Unum on behalf of each named executive relating to other items in this table.

(b)	Financial Counseling represents fees paid on behalf of the executive for financial planning and tax services. Unum provided gross up payments to cover taxes which are included under the “Tax Reimbursement Payments.” This perquisite was discontinued for 2008.

(c)	Club memberships were held in 2007 by those who had a need to entertain customers or vendors as part of their role. Unum provided gross up payments to cover taxes which are included under “Tax Reimbursement Payments.” This perquisite was discontinued in 2008.

(d)	The Executive Health Program was available to the named executives during 2007. This perquisite was discontinued for 2008.

(e)	Mr. Watjen’s Employment Agreement with the Company provides for a maximum 40 hours of personal use of the Company aircraft. For purposes of compensation disclosure, the personal use of the Company aircraft is valued using an incremental cost that takes into account fuel costs, landing fees, parking, weather monitoring, maintenance fees and on-board catering per hour of flight. Crew travel expenses are included based on the actual amount incurred for a particular trip. Fixed costs that do not change based on usage, such as pilot salaries and depreciation of the aircraft, are excluded.

(f)	These expenses are related to the named executive’s attendance at Company business functions. If gross up payments were calculated on these expenses, it has been included under “Tax Reimbursement Payments.” These amounts also include travel expenses related to Messrs. Watjen’s, McCarthy’s and Best’s spouses or guests attending certain business functions where spousal/guest attendance was expected. Mr. Horn’s travel expenses are related to his attending certain business functions such as the annual sales recognition conference. Mr. Horn is required to attend the conference to host and conduct the meetings. Some of these trips included travel on the corporate aircraft. When the aircraft was used, we have computed the amounts using the incremental cost valuation described above under “Personal Use of Company Aircraft” (footnote e.)

(g)	Amounts represent matching gifts made on behalf of the named executive to qualified non-profit organizations and educational institutions. The Matching Gifts Program is available to all full-time employees and non-employee directors and will match eligible gifts from a minimum of $50 to an aggregate maximum gift of $7,500 per employee/non-employee director, per calendar year.

(h)	Many of our employees are required to travel to other Company locations outside of their primary state of employment. While working in a state other than their primary state of employment, employees may be required to pay state income taxes to that state if days worked or earnings exceed an amount specified in state law. When this happens, we pay the state income tax on behalf of the employee and gross up the income amount for FICA and Medicare taxes. Given that the primary purpose for the employee working in another state is for the benefit of the Company, we do not believe that they should have to bear the cost of the taxes.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards		All Other Option Awards
Name	Grant Date	Thres- hold ($)	Target ($)	Maximum ($)	Thres- hold (#)	Target (#)	Maximum (#)	Number of Shares of Stock or Units (#)		Number of Securities Under- Lying Options (#)		Exercise or Base Price of Option Awards ($/Sh)		Grant Date Closing Market Price of Option Awards ($)		Grant Date FMV of Stock and Option Awards ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)		(k)		(l)		(m)
Mr. Watjen		393,750	1,575,000	3,150,000
	2/23/07									166,100	(4)	21.68	(5)	21.71	(6)	1,430,121	(7)
	2/23/07							155,904	(3)							3,379,999	(8)
	9/11/07				—	150,000	300,000									4,797,000	(9)
Mr. Greving		63,375	253,500	507,000
	2/23/07							20,507	(3)							444,592	(8)
	9/11/07				—	30,000	60,000									959,400	(9)
Mr. McCarthy		105,000	420,000	840,000
	2/23/07							27,307	(3)							592,016	(8)
	9/11/07				—	60,000	120,000									1,918,800	(9)
Mr. Best		84,000	336,000	672,000
	2/23/07							27,307	(3)							592,016	(8)
	9/11/07				—	50,000	100,000									1,599,000	(9)
Mr. Horn		71,500	286,000	572,000
	2/23/07							24,825	(3)							538,206	(8)
	9/11/07				—	50,000	100,000									1,599,000	(9)

(1)	This amount reflects the minimum level under the annual incentive plan which is 25% of the target amount shown in the Target column (column d). The maximum (shown in column e) is 200% of such target. The target amounts are based on the individual’s earnings for 2007 and their annual incentive target.

(2)	The 2007 Equity Performance Grant was granted under the Stock Incentive Plan of 2007. The amount shown in column (g) of the table has been calculated using the maximum amount available for payout under the plan multiplied by 50%. The amount shown in column (h) is the maximum amount that will be paid out under this plan based on the achievement of pre-established financial goals and share price achieved (see Tables 1 and 2 on page 45) as described in the Compensation Discussion and Analysis section on page 31. This maximum amount payable under the plan does not include shares accrued as a result of dividends earned on these shares.

(3)	This grant of restricted stock was made on February 23, 2007 based on 2006 financial and individual performance and vests ratably over three years. This award was granted under the Stock Plan of 1999 which was terminated on May 18, 2007.

(4)	These options were granted to Mr. Watjen on February 23, 2007 based on 2006 financial and individual performance and vest over three years.

(5)	This is the grant price of the 166,100 options granted to Mr. Watjen on February 23, 2007 based on the average of the high and low price on this date.

(6)	The amount shown is the closing market price for February 23, 2007.

(7)	The grant date fair value of options granted to Mr. Watjen on February 23, 2007 was $8.61. The fair value on the date of grant was estimated using the Black-Scholes valuation model. The following assumptions were used to value the 2007 grant:
•	Expected volatility of 44 percent, based on our historical daily stock prices.
•	Expected life of 5.0 years, based on the simplified method allowed under supplemental application guidance issued by the SEC in Staff Accounting Bulletin No. 107, Share-Based Payment.
•	Expected dividend yield of 1.57 percent, based on the dividend rate at the date of grant.
•	Risk-free interest rate of 4.67 percent, based on the yield of treasury bonds at the date of grant.

(8)	The grant date fair value of stock awards for restricted stock (column i) was calculated as the number of shares multiplied by the average of the high and low stock price on the grant date.

(9)	The grant date fair value of the Equity Performance Grant (column h) was $15.99. Vesting for this grant is contingent upon meeting various company threshold performance and stock price conditions. Dividend equivalents on these performance restricted stock units are accrued in the form of additional restricted stock units. The PRSU expense assumes the performance goals are attained at 100 percent. Actual performance may result in zero to 100 percent of the units ultimately being earned. We used the accelerated method of amortization for recognizing compensation expense, which treats each of the three vesting tranches as a separate award over the expected life of the unit. Based on the Monte-Carlo model, the following assumptions were used to value the 2007 grant:
•	Expected volatility of 29 percent, based on our historical daily stock prices.
•	Expected life of 4.4 years, which equals the maximum term.
•	Expected dividend yield of 1.24 percent, based on the dividend rate at the date of grant.
•	Risk-free interest rate of 3.97 percent, based on the yield of treasury bonds at the date of grant.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested ($) (g)	Market Value of Shares or Units of Stock that have not Vested ($) (h)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($) (j)(3)
Mr. Watjen	170,000	—		—	$55.1799	6/30/09	$239,237	$5,691,448
	68,000	—		—	13.7188	2/25/10
	250,000	—		—	27.9750	2/8/11
	27,567	—		—	32.8450	2/25/10
	275,000	—		—	28.9000	2/15/10
	31,769	—		—	28.5000	2/25/10
	200,000	—		—	14.8600	12/12/11
	200,000	—		—	18.0000	12/12/11
	200,000	—		—	21.0000	12/12/11
	—	166,100	(2)	—	21.6800	2/23/15
Mr. Greving	25,000	—		—	28.9000	2/15/10	36,244	862,245
	25,000	—		—	27.9750	2/8/11
	18,130	—		—	13.7188	2/25/10
	3,650	—		—	44.6062	2/12/09
	3,650	—		—	51.5411	1/6/08
Mr. McCarthy	8,000	—		—	52.5938	3/13/08	41,467	986,500
	13,550	—		—	45.3438	2/16/09
	15,000	—		—	27.9750	2/8/11
	20,000	—		—	28.9000	2/15/10
Mr. Best	10,000	—		—	29.5000	9/30/09	42,411	1,008,958
	23,590	—		—	13.7188	2/25/10
	30,000	—		—	27.9750	2/8/11
	32,000	—		—	28.9000	2/15/10
Mr. Horn		—		—	—	—	38,985	927,453

(1)	This is the aggregate value of restricted stock shown in column (g) based on the closing price on December 31, 2007 of $23.79.

(2)	Mr. Watjen’s grant was made on February 23, 2007 under the Stock Plan of 1999 and vests ratably over three years.

(3)	The amounts reported for the Equity Performance Grant made on September 11, 2007 are zero based on the year-end stock price. This grant does not begin to vest until the stock price reaches and maintains a minimum of $26 per share for twenty consecutive trading days. Therefore, since the Company’s price had not reached this level prior to December 31, 2007, the threshold performance level was not met and there are no unearned units or value to report. This grant and the performance criteria are discussed in detail beginning on page 44 under the heading Equity Performance Grant.

Vesting Schedule for Unvested Restricted Shares

	Number of Restricted Shares Vesting
Vesting Date	Mr. Watjen	Mr. Greving	Mr. McCarthy	Mr. Best	Mr. Horn
February 23, 2008 (1)	51,968	6,835	9,102	9,102	8,275
February 24, 2008 (2)	41,667	5,870	7,080	7,552	7,080
April 17, 2008 (3)	—	1,999	—	—	—
February 23, 2009 (1)	51,968	6,836	9,102	9,102	8,275
February 24, 2009 (2)	41,666	5,870	7,080	7,552	7,080
April 17, 2009 (3)	—	1,998	—	—	—
February 23, 2010 (1)	51,968	6,836	9,103	9,103	8,275
Total	239,237	36,244	41,467	42,411	38,985

(1)	The February 23 vesting dates relate to restricted stock granted on February 23, 2006 from the Stock Plan of 1999.

(2)	The February 24 vesting dates relate to restricted stock granted on February 24, 2006 from the Stock Plan of 1999.

(3)	The April 17 vesting dates relate to restricted stock granted on April 17, 2006 from the Stock Plan of 1999.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (1) (d)	Value Realized on Vesting (2) ($) (e)
Mr. Watjen	—	—	141,278	$3,173,195
Mr. Greving	—	—	23,194	513,190
Mr. McCarthy	14,170	$188,195	24,105	527,065
Mr. Best	—	—	25,702	561,983
Mr. Horn	—	—	22,405	489,784

(1)	Each named executive withheld a portion of these shares to cover their taxes due upon vesting.

(2)	Amount calculated as the number of shares acquired multiplied by the closing price per share on the vesting date.

POST-EMPLOYMENT COMPENSATION

2007 Pension Benefits

Does Unum offer a defined benefit pension plan?

Yes, we maintain three defined benefit plans in the United States. The first is the Unum Group Pension Plan (“Qualified Plan”), which provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code. The second is the Unum Group Supplemental Pension Plan (“Excess Plan”), which provides unfunded, non-qualified benefits for compensation that exceeds the IRS limits in the Qualified Plan. And the third is the Unum Group Senior Executive Retirement Plan (“SERP”), which provides unfunded, non-qualified benefits that are offset by benefits under the Qualified Plan and the Excess Plan. The Qualified Plan was designed to provide tax-qualified pension benefits for most employees. The SERP supplements the pension benefits that are provided under the Qualified and Excess Plans and was designed to provide competitive retirement benefits for Mr. Watjen.

How are benefits determined under the plan?

Under the Qualified Plan, retirement benefits include a Basic Benefit based upon retirement age, years of “Credited Service”, “Highest Average Earnings” and “Social Security Covered Compensation.” Each of these terms are defined as follows:

•	Credited Service—one year of Credited Service is granted for each plan year in which 1,000 hours of employment are completed.
•	Highest Average Earnings—The average of the highest 5 years of compensation (whether or not consecutive) during the last 10 years of employment.
•

Social Security Covered Compensation—The average of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which an employee attains or will attain his or her Social Security retirement age.

As an annual single life annuity, the Basic Benefit for participants is equal to:

•

A percentage of Highest Average Earnings (this can range from 3%, if the sum of an employee’s age and years of Credited Service is less than 30, to 8% if the sum equals or exceeds 95), multiplied by years of Credited Service;

•	3.5% of Highest Average Earnings in excess of Social Security Covered Compensation, multiplied by years of Credited Service; all divided by
•	A conversion factor based on the individual’s retirement commencement age (equal to 9.0 for retirement at age 65 and increased by 0.2 for each whole year retirement occurs prior to age 65).

All benefits are indexed on the first day of each plan year following the participant’s date of termination using the National Average Wage rate of increase published by the Social Security Administration in the preceding year (minimum of 2.75% and maximum of 5.0%).

Benefits provided under the Qualified Plan are based on pensionable earnings (which are described below under “What are the elements of compensation included in applying the payment and benefit formula?”) up to a compensation limit of $225,000 under the Internal Revenue Code. In addition, benefits provided under the Qualified Plan may not exceed $180,000 (payable as a single life annuity beginning at any age from 62 through Social Security Normal Retirement Age) under the Internal Revenue Code.

Mr. McCarthy accrues an additional benefit for his 21 years of service prior to 2000. Mr. Best was a member of the Colonial Pension Plan under which he has a deferred vested monthly single life annuity benefit of $4,896 payable at age 66 and an additional 22 years of Vesting Service.

The Excess Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the IRS compensation and benefit limits outlined above did not exist, minus the benefit actually provided under the Qualified Plan.

The benefit provided under the SERP is payable as an annuity beginning on the first day of the month following retirement. The SERP benefit for Mr. Watjen, expressed as an annual single life annuity, is equal to (1) 2.5% of Highest Average Earnings times years of service up to 20, minus (2) the annual single life annuity provided under the Qualified Plan and the Excess Plan beginning on benefit commencement. Mr. Watjen is presently the only named executive covered under the SERP benefit.

Are named executives eligible for pensions before normal retirement age?

Under the Qualified and Excess plans, participants may retire early at age 55 with five years of vesting service. However, pension benefits under those plans are reduced for commencement prior to normal retirement age (age 65 except for the Colonial portion of Mr. Best’s benefit which is reduced from age 66).

Under the SERP, Mr. Watjen is eligible for an unreduced pension at age 60. If he terminates employment prior to age 60, the single life annuity will be reduced by 5% per year.

What are the elements of compensation included in applying the payment and benefit formula?

The elements of compensation included in applying the payment and benefit formula include base pay received in each plan year during which the employee accrues Credited Service, as well as payments received from the regular annual incentive plan and any field or sales compensation plan. These elements do not include other bonuses, long-term incentive awards, commissions, prize awards or allowances for incidentals.

Additional years of Credited Service are generally not granted to participants in any of the three plans. Other than service under prior plans, no extra years of service have been granted to the named executives. Their respective years of Credited Service are included in the Pension Benefits Table.

Are lump sum distributions available under the plan?

Lump sum distributions are generally only available on very small amounts. Based on current benefit levels, the named executives’ benefits are only payable in the form of an annuity with monthly benefit payments. However, some benefits are available as lump sums under the SERP for Termination Without Cause, Resignation for Good Reason or Change-in-Control for Mr. Watjen.

Pension Benefits

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last Fiscal Year ($)
	“Qualified”	13.50	$213,000	—
Mr. Watjen	“Excess”	13.50	1,946,000	—
	“SERP”	13.50	2,404,000	—
	“Qualified”	10.83	189,000	—
Mr. Greving	“Excess”	10.83	342,000	—

	“Qualified”	29.00	512,000	—
Mr. McCarthy	“Excess”	29.00	1,088,000	—

	“Qualified”	13.50	649,000	—
Mr. Best(2)	“Excess”	13.50	637,000	—

	“Qualified”	4.00	63,000	—
Mr. Horn	“Excess”	4.00	130,000	—

(1)	The “Present Value of Accumulated Benefits” is based upon a measurement date of December 31, 2007. Accordingly, all calculations utilize Credited Service and Pensionable Earnings as of the same date. The results shown are estimates only and actual benefits will be based upon data, pay, service, form of benefit elected and age at the time of retirement. The primary assumptions used in the calculations are based on the measurement date SFAS No. 87 assumptions. Specifically, the accumulated benefit value calculations utilize a rate of 6.1% to discount expected future plan benefit payments to the measurement date, an annual increase in Social Security Wage Base of 3.5% to index the Qualified and Excess Plan benefits from the measurement date to commencement date and a post-commencement life expectancy assumption based upon the 2007 Optional Combined Current Liability Mortality Table. Other assumptions used in the calculations are based on our understanding of the disclosure regulations. In particular, participants are assumed to commence benefits at their unreduced retirement age in each of the plans. That is age 65 in the Qualified and Excess plans and, under the SERP, age 60 for Mr. Watjen. Also, no turnover (e.g., death, disability, termination, retirement) is assumed prior to retirement age.

(2)	Amounts include the Colonial Pension plan deferred vested monthly benefit of $4,895.94. Pension benefit is based on Post-Colonial Benefit Service and all (Colonial + Unum) Vesting Service.

Non-Qualified Deferred Compensation

Does Unum have any non-qualified programs that allow named executives to defer compensation?

We do not have an active non-qualified program that allows for deferrals of compensation. However, Mr. McCarthy does have a balance under an inactive plan, and his amounts are shown in the table below.

Nonqualified Deferred Compensation

Name	Executive Contributions In Last FY ($)	Registrant Contributions In Last FY ($)	Aggregate Earnings In Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance At Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Mr. Watjen	—	—	—	—	—
Mr. Greving	—	—	—	—	—
Mr. McCarthy (1)	—	—	$4,617	—	$74,781
Mr. Best	—	—	—	—	—
Mr. Horn	—	—	—	—	—

(1)	Mr. McCarthy has a balance under an inactive Unum deferred compensation program that earned interest at a rate of 6.58%. The interest rate for this plan is set once each year at the rate which is equivalent to the interest rate Unum receives on the Unum America Consolidated Portfolio (consisting of bonds, mortgage loans and preferred stocks). The amount of above-market interest that exceeds 120% of the rate prescribed under section 1274(d) of the Internal Revenue Code has been included in column (h) of the Summary Compensation Table on page 50.

OTHER POTENTIAL POST- EMPLOYMENT PAYMENTS

The amounts in the tables that follow outline estimated payments under various termination scenarios. The tables exclude amounts received as an annuity under our retirement plans and the intrinsic value of vested options. The pension information is shown in the previous Pension Benefits table.

Termination As a Result of Death

What benefits would named executives’ beneficiaries receive in the event of termination as a result of death?

The named executives’ beneficiaries would receive the following benefits:

Termination as a Result of Death (1)

Name	Prorated Annual Incentive(2)	Early Vesting of Equity(3)	Group Life Insurance Benefit(4)	Corporate Owned Life Insurance Proceeds(5)	Total
Mr. Watjen	$1,071,633	$6,041,919	$50,000	$200,000	$7,363,552
Mr. Greving	380,103	862,246	50,000	200,000	1,492,349
Mr. McCarthy	502,660	986,500	50,000	200,000	1,739,160
Mr. Best	407,970	1,008,958	50,000	200,000	1,666,928
Mr. Horn	366,730	927,453	50,000	n/a	1,344,183

(1)	All amounts in the table assume that the death occurred on December 31, 2007.

(2)	Per the terms of the employment agreement for Mr. Watjen, upon death, his beneficiaries would receive a prorated annual incentive based on the date of death. The amount is calculated based on the average of the bonuses paid for the three completed calendar years prior to death. For the other named executives, the Management Incentive Compensation Plan of 2004 provides a prorated annual incentive payment in the event of death. Under this Plan, the payment is adjusted based on corporate performance. Therefore, the amounts for Messrs. Greving, McCarthy and Best represent a payment based on the corporate achievement for 2007.

(3)	Per the terms of the Amended and Restated Stock Plan of 1999 under which the equity awards are granted, all stock options would remain exercisable for a period of three years after the date of death and all unvested restricted stock with the exception of the Equity Performance Grant would accelerate vesting as of the date of death.

Vesting	of Equity Performance Grant: Upon termination as a result of death:
•	No performance restricted stock units will be settled until performance is certified by the Board
•	If Threshold performance hurdles are not achieved, no PRSUs are earned
•

If Threshold performance hurdles are achieved, earned PRSUs will be prorated based on the number of months of employment during the relevant performance period and the stock price upon the date of death

(4)	We provide all full-time employees, including our named executives, with $50,000 of life insurance coverage at no cost to the employee.

(5)	In April 2000, we purchased Corporate Owned Life Insurance on all officers of the Company who gave their approval. In the event of death while still employed, the Company provides a death benefit to the named executive’s beneficiary in the amount of $200,000. Mr. Horn was not our employee at the time so there is no amount shown for him.

Termination As a Result of Disability

What benefits would the named executives receive in the event of termination as a result of disability?

The named executives would receive the benefits shown in the below table.

Termination as a Result of Disability (1)

Name	Prorated Annual Incentive(2)	Early Vesting of Restricted Stock (3)	Disability Benefits(4)	Total
Mr. Watjen	$1,071,633	$6,041,919	$249,167	$7,362,719
Mr. Greving	380,103	862,246	197,366	1,439,715
Mr. McCarthy	502,660	986,500	260,780	1,749,940
Mr. Best	407,970	1,008,958	164,275	1,581,203
Mr. Horn	366,730	927,453	213,338	1,507,521

(1)	All amounts in the table assume that the termination as a result of disability occurred on December 31, 2007.

(2)	Per the terms of the Employment Agreement for Mr. Watjen, upon termination as a result of disability, he would receive a prorated annual incentive based on the date of termination. The amount is calculated based on the average of the bonuses paid for the three completed calendar years prior to termination. For the other named executives, the Management Incentive Compensation Plan of 2004 provides a prorated annual incentive payment in the event of termination as a result of disability. Under this Plan, the payment is adjusted based on corporate performance. Therefore, the amounts for Messrs. Greving, McCarthy and Best represent a payment based on the corporate achievement for 2007.

(3)	Per the terms of the Amended and Restated Stock Plan of 1999 under which the equity awards are granted, all stock options would remain exercisable for a period of three years after the date of disability and all unvested restricted stock with the exception of the Equity Performance Grant would accelerate vesting as of the date of disability.

Vesting	of Equity Performance Grant: Upon termination as a result of disability:
•	No performance restricted stock units will be settled until performance is certified by the Board
•	If Threshold performance hurdles are not achieved, no PRSUs are earned
•

If Threshold performance hurdles are achieved, earned PRSUs will be prorated based on the number of months of employment during the relevant performance period and the stock price upon the date of termination as a result of disability

(4)	Amounts shown represent the estimated lump-sum present value of all future payments which the named executive would be entitled to receive under our Long-term Disability program. Each named executive would be entitled to receive such benefits until he reaches age 65.

Termination for Cause or Resignation Without Good Reason

What benefits would named executives receive in the event of termination for cause or resignation without good reason?

In the event of termination for cause or resignation without good reason at any time, named executives would not receive severance or other benefits from us other than benefits that had been accrued under the retirement plan. Termination for “cause” includes termination due to (1) the continued failure of the executive to substantially perform his or her duties (unless due to illness) after the Board delivers a written demand specifically identifying the manner in which the executive is failing to substantially perform his or her duties; (2) willful illegal or gross misconduct that is harmful to the Company; or (3) conviction of a felony or a guilty or no contest plea by the executive relating to a felony.

An executive may terminate his or her employment for “good reason” if (1) assigned to duties inconsistent with his or her position, authority, duties or responsibilities, or any other action by us which diminishes any of these (except isolated, insubstantial or inadvertent action not in bad faith which is promptly remedied); (2) we fail comply with the terms of employment in the executive’s employment agreement; (3) we terminate the executive’s employment except as expressly permitted in the employment agreement; (4) we fail to require a successor to assume the terms of the employment agreement; (5) we require the executive to relocate to an office other than the Company’s headquarters; or (6) we require the executive to relocate anywhere during a change-in-control period.

Termination Without Cause or Resignation With Good Reason (absent a change in control)

What benefits would named executives receive in the event of termination without cause or resignation with good reason?

In the event of termination without cause or resignation with good reason (absent a change in control), Mr. Watjen would be eligible for the estimated payments outlined in the table below per the terms of his employment agreement.

For the other named executives, in the event of (1) involuntary termination due to poor performance, other than for misconduct or cause (as defined above), (2) job elimination or (3) a decision to fill the position with a different resource consistent with corporate direction, they would be eligible for severance under the Severance Pay Plan for Executive Vice Presidents. This plan provides a severance benefit of 18 months of base salary. The payment is made as a lump sum after a seven-day revocation period following the signing of an agreement and general release. Participants are not entitled to continued coverage under the medical and dental benefit insurance plans (other than as may be required by the federal COBRA health care continuation requirements). Participants who are entitled to receive a severance payment under the plan are also provided with outplacement benefits within reasonable limitations (currently the lesser of 20% of base salary or $50,000).

Termination Without Cause or Resignation with Good Reason (absent a CIC)(1)

Name	Severance	Prorated Annual Incentive	Early Vesting of Equity	Benefit Contin- uation	Outplace- ment Services	Pension Enhance- ment	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Mr. Watjen (2)	$6,364,900	$1,071,633	$4,688,779	$11,454	$50,000	$3,148,000	$15,334,766
Mr. Greving (3)	585,000	0	0	0	50,000	0	635,000
Mr. McCarthy (3)	787,500	0	0	0	50,000	0	837,500
Mr. Best (3)	720,000	0	0	0	50,000	0	770,000
Mr. Horn (3)	660,000	0	0	0	50,000	0	710,000
(1)	All amounts in the table assume a termination date of December 31, 2007. The ‘in-the-money’ value of vested, unexercised stock options held by the named executive are not included in the table because the value is not impacted by a termination.

(2)	For Mr. Watjen, in the event of Termination without Cause or Resignation with Good Reason and the date of termination occurs other than within two years following a Change in Control or within 12 months of a Potential Change in Control (i.e., within 12 months of the Company entering into an agreement for a transaction that would constitute a Change in Control if consummated), he would be entitled to:
•

Severance—Three times the sum of his annual base salary and the average annual incentive paid to him in the three years prior to the date of termination. See column (b). Additional details related to his employment agreement are provided below.

•	Prorated Annual Incentive—A prorated annual incentive through the termination date based on a three-year average of his annual incentive awards. See column (c).
•

Early Vesting of Restricted Stock—stock options, restricted stock and other equity based awards granted after July 1, 1999 with the exception of the Equity Performance Grant will vest as of the date of termination to the extent such awards would have vested if he had remained continuously employed by the Company through the expiration of the Agreement term. Thus, the amount in the table represents the value of all awards which would have vested through December 16, 2009 at a market price of $23.79 (December 31, 2007 close price). See column (d).

•	Vesting of the Equity Performance Grant—Upon a voluntary resignation or Company initiated termination other than job elimination, unvested performance restricted stock units are forfeited.

•

Benefit Continuation—Provision of health and welfare benefits at the same level, terms and conditions that existed prior to termination for a period of thirty-six months. The amounts shown reflect the estimated present value cost of programs currently in place for the average Company employee, and are not specific to Mr. Watjen. See column (e).

•

Outplacement Benefits—In the event that an named executive terminates and is eligible for severance, he or she is also eligible for outplacement benefits, which are paid directly to the provider. The Company policy for all named executives is the lesser of 20% of base salary or $50,000. See column (f).

•

Pension Enhancement—A lump sum payment representing the increase in present value of his retirement benefits as if he had accumulated three additional years of age and service. The amount in the table reflects this lump-sum payment which would be due under this termination scenario. See column (g).

(3)	In the event of Termination without Cause or Resignation with Good Reason (other than within the context of a Change in Control or Potential Change in Control) which involves a job elimination, other named executives are eligible for the following:
•	Severance—Each named executive would receive 18 months based salary.
•

Prorated Annual Incentive—Only in the event of job elimination would the named executive receive a prorated annual incentive through the date of termination, which is adjusted for corporate performance. In the event of job elimination as of 12/31/2007, the prorated annual incentive amounts would be as follows: Mr. Greving $380,103; Mr. McCarthy $502,660; Mr. Best $407,970; Mr. Horn $366,730.

•

Early Vesting of Equity—Only in the event of job elimination would the named executive receive early vesting of outstanding equity and it would be prorated. In the event of job elimination as of 12/31/2007, the prorated early vesting of equity awards would be as follows: Mr. Greving $527,829; Mr. McCarthy $588,184; Mr. Best $605,337; Mr. Horn $558,113.

•

Outplacement Benefits—In the event that a named executive terminates and is eligible for severance under the Severance Pay Plan for Executive Vice Presidents, he or she is also eligible for outplacement benefits, which are paid directly to the provider. The Company policy for all named executives is the lesser of 20% of base salary or $50,000. See column (f).

Termination Related to a Change in Control

What constitutes a change in control?

A “change in control” occurs if (1) during any period of two consecutive years the individuals serving as directors at the beginning of the period (the “incumbent directors”) cease for any reason to make up a majority of the Board (unless a new director is approved by the vote of at least 2/3 of the incumbent directors, in which case that director will also be an “incumbent director”, except that no director initially elected or nominated as a director of the Company as a result of an actual or threatened election contest will be an incumbent director); (2) any person beneficially owns more than 20% of the shares of the Company’s common stock (unless the person is a subsidiary of the Company, employee benefit plan maintained by the Company or a subsidiary, an underwriter temporarily holding the Company’s shares pursuant to an offering of shares, or the person’s ownership is the result of a reorganization or sale that is a “non qualifying” transaction”; (3) the consummation of a merger, consolidation, statutory share exchange or similar corporate transaction involving us or any of our subsidiaries that requires approval of our stockholders, or sale or other disposition of all or substantially all of our assets to an entity that is not an affiliate of the Company, or other specified transactions where essentially the ultimate control as it existed immediately prior to the transaction has not changed, and at least a majority of the directors of the surviving parent corporation were incumbent directors of the Company prior to the transaction; and (4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Are any executives covered under change-in-control agreements?

Unum offers change-in-control severance agreements to certain senior officers, including Mr. Best, Mr. Greving, Mr. McCarthy and Mr. Horn, as determined by the Human Capital Committee. Mr. Watjen’s employment agreement outlines his change-in-control severance agreements and is discussed in more detail beginning on page 66.

What benefits are provided under these agreements?

These agreements provide a number of benefits in the event we terminate a senior officer’s employment without cause or the officer resigns for good reason (as described above) within a two-year period following a change in control. The agreements also provide benefits prior to a change in control (1) for reasons that would have constituted a Good Reason or Without Cause termination if they had occurred following a change in control, (2) at the request of a third party who had indicated an intention or taken steps to effect a change in control and a change in control involving the third party does occur. The severance benefits include:

•	Payment of two times base salary and annual incentive (based on higher of pre-change-in-control salary and actual annual incentive or current salary and annual incentive target);
•	Pro rata annual incentive for the year of termination, based on assumed performance at the “target” level;
•	Two years additional age and service credit towards pension benefit accrual, including both qualified and supplemental plans;
•	Continued medical and dental coverage for two years (secondary to coverage obtained from subsequent employer);
•	Vesting of all equity-based awards, which, in the case of options, shall remain exercisable for ninety days from the date of termination;
•	Vesting of accrued pension benefits, including both qualified and supplemental retirement plans; and
•	Payment of all deferred compensation and outplacement services in accordance with our policies.

If any payments under the agreement would be subject to any excise tax under Section 4999 of the Internal Revenue Code, we will provide an additional payment so that these individuals retain a net amount equal to the payments each would have retained if the excise tax had not been applied, unless a reduction in the payments by no more than 10% would result in no excise tax being owed.

Termination Related to a Change-in-Control (1)

Name	Severance	Prorated Annual Incentive	Early Vesting of Equity	Benefit Contin- uation	Outplace- ment Services	Pension Enhance- ment	Estimated Tax Gross-Up	Reduction in CIC Benefits	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Mr. Watjen (2)	$6,364,900	$1,071,633	$9,610,419	$11,454	$50,000	$3,148,000	$5,510,309	—	$25,766,715
Mr. Greving (3)	1,306,062	253,500	1,575,945	7,809	50,000	198,000	833,674	—	4,224,990
Mr. McCarthy (3)	1,890,000	420,000	2,413,900	7,809	50,000	603,000	1,775,412	—	7,160,121
Mr. Best (3)	1,671,596	336,000	2,198,458	7,809	50,000	274,000	1,197,120	—	5,734,983
Mr. Horn (3)	1,599,516	286,000	2,116,953	7,809	50,000	281,000	1,398,079	—	5,739,357
(1)	All amounts in the table assume a termination date of December 31, 2007. Our Change-in-Control arrangements require both a Change-in-Control and a termination in order for the benefits to be payable. The ‘in-the-money’ value of vested, unexercised stock options held by the named executive are not included in the tables because their value is not impacted by a termination.

(2)	For Mr. Watjen, Termination related to a Change in Control in the event of termination without Cause or Resignation with Good Reason within two years following a Change in Control or within 12 months of a Potential Change in Control (i.e., within 12 months of the Company entering into an agreement for a transaction that would constitute a Change in Control if consummated). In either event, he would be entitled to:
•

Severance—Three times the sum of his annual base salary and the average annual incentive paid to him in the three years prior to the date of termination. See column (b). Additional details related to his employment agreement are provided below.

•	Prorated Annual Incentive—A prorated annual incentive based on a three-year average of his annual incentive awards. See column (c).
•

Early Vesting of Restricted Stock—Accelerated vesting of Mr. Watjen’s stock options, restricted stock and other equity based awards granted after July 1, 1999. Thus, the amount in the table represents the value of all outstanding unvested restricted stock awards for Mr. Watjen at a market price of $23.79 (December 31, 2007, close price). See column (d).

•

Benefit Continuation—Provision of health and welfare benefits at the same level, terms and conditions that existed prior to termination for a period of thirty-six months. The amounts shown reflect the estimated present value cost of programs currently in place for the average Company employee, and are not specific to Mr. Watjen. See column (e).

•

Outplacement Benefits—In the event that a named executive terminates and is eligible for severance, he or she is also eligible for outplacement benefits, which are paid directly to the provider. The Company policy for all named executives is the lesser of 20% of base salary or $50,000. See column (f).

•

Pension Enhancement—A lump sum payment representing the increase in present value of his retirement benefits as if he had accumulated three additional years of age and service. The amount in the table reflects this lump-sum payment which would be due under this termination scenario. See column (g).

•

Estimated Tax Gross Up—If any payments pursuant to Mr. Watjen’s employment agreement or otherwise would be subject to any excise tax under Section 4999 of the Internal Revenue Code, the Company will provide an additional payment such that he retain a net amount equal to the payments he would have retained if such excise tax had not applied. If the value of the benefits (calculated in accordance with the IRS rules) exceeds the IRS limit by 10% or less, then the benefits would be reduced to avoid the excise tax. Mr. Watjen’s payments would exceed the IRS limit by more than 10%, and as a result, an additional payment is made. See column (h).

•	Reduction in CIC benefits—As indicated above, in the event the payment is within 10% of the IRS limit which results in no excise tax, the payment is reduced. See column (i).

(3)	In the event of a termination without Cause or Resignation for Good Reason within two years following a Change in Control or Potential Change in Control (as defined below under Change in Control Severance Agreements), Messrs. Greving, McCarthy and Best would be entitled to:
•

Severance—A severance payment in the amount of two times base salary and annual incentive (based on higher of pre-change-in-control salary and actual annual incentive or current salary and annual incentive target). See column (b).

•

Prorated Annual Incentive—A prorated annual incentive (higher of pre-change-in-control actual annual incentive or current annual incentive target) in the event of termination within a 24 month period following a Change in Control. See column (c).

•	Early Vesting of Restricted Stock—Immediate vesting of all unvested equity grants with the exception of the Equity Performance Grant. See column (d).
•	Vesting of Equity Performance Grant—Upon CIC,
•	Time and threshold performance hurdles deemed achieved
•	# of PRSUs earned are based on stock appreciation curve, and paid at consummation of CIC
•	Remaining unearned PRSUs:
•	50% convert to restricted stock units and would be settled at the earlier of involuntary termination without cause, termination for good reason or 12/31/2011.
•	Remaining 50% are forfeited
•

Benefit Continuation—Provision of health and welfare benefits at the same level, terms and conditions that existed prior to termination for a period of twenty-four months following the date of termination. The amounts shown reflect the estimated present value cost of programs currently in place for the average Company employee, and are not specific to each named executive. See column (e).

•

Outplacement Benefits—In the event that a named executive terminates and is eligible for severance, he or she is also eligible for outplacement benefits, which are paid directly to the provider. The Company policy for all named executives is the lesser of 20% of base salary or $50,000. See column (f).

•

Pension Enhancement—A lump sum payment representing the increase in present value of the named executive’s retirement benefits as if he had accumulated two additional years of age and service. The amounts in the table reflect these lump-sum payments which would be due under this termination scenario. See column (g).

•

Estimated Tax Gross Up—If any payments pursuant to the agreement or otherwise would be subject to any excise tax under Section 4999 of the Internal Revenue Code, an additional payment such that the named executive retains a net amount equal to the payments each would have retained if such excise tax had not applied. If the value of the benefits (calculated in accordance with the IRS rules) exceeds the IRS limit by 10% or less, then the benefits would be reduced to avoid the excise tax. Each of the named executive’s payments would exceed the IRS limit by more than 10%, and as a result, an additional payment is made. See column (h).

•

Reduction in CIC benefits—As indicated above, in the event the payment is within 10% of the IRS limit which results in no excise tax, the payment is reduced. None of the executive’s payments are within the 10% limit and therefore, are not reduced. See column (i).

EMPLOYMENT AGREEMENTS

What are employment agreements?

Employment agreements are negotiated contracts under which the terms of an executive’s employment are outlined. The terms are intended to represent the competitive market while at the same time serve to attract and retain the contracted executive.

Which named executives are covered under an employment agreement?

Mr. Watjen is the only named executive covered under an employment agreement.

What are the terms of Mr. Watjen’s employment agreement?

Mr. Watjen’s employment agreement, which was originally effective January 1, 2002, and amended on December 16, 2005, currently extends through December 16, 2009, and is subject to automatic one-year extensions unless either party elects not to renew. Under the terms of his agreement, Mr. Watjen is paid a salary of $1,050,000 and is eligible for a target annual incentive of not less than 120% of his base salary, excluding any special or supplemental bonuses that may be awarded. He is also eligible to participate in all incentive, saving, retirement, health, welfare and fringe benefit plans and programs generally available to our other senior executive officers.

Is Mr. Watjen entitled to receive retirement benefits?

Yes, Mr. Watjen’s employment agreement provides for retirement benefits. He is entitled to a minimum annual retirement benefit equal to 2.5% of his final average earnings multiplied by his years of service (as defined in his employment agreement) up to 20 years. If he retires after age 55, but prior to age 60, his benefit will be reduced by 5% for each year under 60. The minimum annual retirement benefit in the employment agreement will be reduced by any benefits payable to him under our Qualified Pension Plan and Excess Plan. In addition, Mr. Watjen is entitled to post-retirement welfare benefit coverage under the terms of our applicable plans to the extent that it provides such coverage. He will receive full credit for all his years of service with us for all purposes except for the post-retirement medical plan. Service credit for this plan will be awarded based on the terms of the plan.

Does Mr. Watjen’s agreement include a severance package?

In the event Mr. Watjen’s employment is terminated without cause or he resigns for good reason (as described above), he will receive the following severance benefits:

•	An amount equal to three times the sum of his annual base salary and the average annual incentive paid to him in the three years prior to the date of termination;
•	Accrued obligations for salary and a pro-rata annual incentive for the portion of the year preceding termination;
•	A lump sum payment representing the increase in present value of his retirement benefit as if he had accumulated three additional years of age and service;
•	Continuation of health and welfare benefits for a period of up to three years; and
•

Vesting of all equity awards granted after July 1, 1999, to the extent these awards would have vested if he had remained employed through the expiration of the term of his agreement. Additionally, any options will remain exercisable through the later of (i) the post-termination expiration date specified in the original option agreement, (ii) December 31 of the year in which his termination of employment occurs, or (iii) the 15th day of the third month following his date of termination, but not exceeding the expiration of their initial term.

If we terminate Mr. Watjen’s employment without cause or he resigns for good reason within the 12-month period following a potential change in control, as described above, or within the two-year period following an actual change in control, also described above, all of his equity awards granted after July 1, 1999, would fully vest other than the Equity Performance Grant.

If we terminate Mr. Watjen’s employment for cause or he resigns without good reason, he would not receive severance or other benefits from us other than benefits accrued under the paid-time off program and the retirement plans.

If any payments under this agreement would be subject to any excise tax under Section 4999 of the Internal Revenue Code, we will provide an additional payment so that Mr. Watjen would retain a net amount equal to the payments he would have retained if the excise tax had not applied, unless a reduction in the payments by no more than 10% would result in no excise tax being owed.

Is Mr. Watjen under a non-compete agreement if he leaves Unum?

Yes. His employment agreement prohibits Mr. Watjen from using or divulging confidential information and from competing with us or soliciting our employees for a period of 18 months after his employment terminates. These non-competition and non-solicitation covenants would expire if a change in control occurs.

COMPENSATION OF DIRECTORS

Who is responsible for determining the compensation of directors?

The Human Capital Committee is responsible for determining the compensation of directors. In doing so, the Human Capital Committee sought advice from Towers Perrin. The retainer and fee arrangements for non-employee directors are contained in the Non-Employee Director Compensation Plan of 2004 (“Director Plan”).

How are directors compensated?

Non-employee directors are paid an annual retainer of $80,000. In addition to the annual retainer, each Director receives an annual restricted stock grant of $50,000. The Chairman of the Board received a retainer of $40,000 per quarter in 2007 in addition to the annual retainer. The chairs of the standing Committees (other than the Audit Committee) receive an additional retainer of $7,500 annually. In March 2007, the Board approved an annual retainer of $15,000 for the Audit Committee chair given the increased demands of that position. Retainers are prorated for a director who joins the Board or becomes the chair of a Committee after the Annual Meeting. In addition to the annual retainer, non-employee directors are paid $2,000 for each meeting they attend in person and $500 for each conference call meeting of the Board and of the Committees on which they participate. Non-employee directors can elect to receive all or a portion of their cash compensation in deferred share rights (the right to receive one share of common stock on the payment date) under the terms of the Company’s Director Plan.

We also pay directors’ expenses for attending meetings of the Board and Committees or other meetings relating to Company business.

The table below provides details of the compensation for each person who served as a non-employee director during 2007.

Director Compensation

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non-qualified Deferred Compen- sation Earnings(4) ($)	All Other Compen- sation(5) ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Active Directors
E. Michael Caulfield	$154,167	$30,921			$964		$186,052
Jon S. Fossel	270,000	30,921			2,248		303,169
Pamela H. Godwin	111,500	30,921			4,849	6,600	153,870
Ronald E. Goldsberry	124,000	30,921			9,806	8,500	173,227
Thomas Kinser	115,500	30,921			3,486		149,907
Gloria C. Larson	110,500	30,921			4,879		146,300
A. S. (Pat) MacMillan, Jr.	117,000	30,921			1,436		149,357
Edward J. Muhl	115,000	30,921			—		145,921
Michael J. Passarella	148,000	30,921			445		179,366
William J. Ryan	121,500	30,921			3,689		156,110
Directors Who Retired from the Board in 2007
Hugh O. Maclellan, Jr. (6)	3,000	—			685		3,685

(1)	These amounts include annual and Committee retainers which were paid in cash or deferred. Each outside director may elect to defer a portion of their compensation. The amount of the annual compensation that was deferred into deferred share rights was: Mr. Caulfield—$146,875, Mr. Fossel—$40,000, Ms. Godwin—$111,500, Dr. Goldsberry—$124,000, Mr. Kinser—$97,750, Ms. Larson—$110,500, Mr. MacMillan—$21,875, Mr. Passarella—$33,000, and Mr. Ryan—$55,250. As of December 31, 2007, the aggregate deferred shares rights of our non-employee directors is as follows:

Mr. Caulfield	5,285	Mr. Kinser	13,405	Mr. Muhl	0
Mr. Fossel	7,768	Ms. Larson	18,166	Mr. Passarella	1,903
Ms. Godwin	18,101	Mr. Maclellan	0	Mr. Ryan	13,319
Dr. Goldsberry	17,629	Mr. MacMillan	5,226

For those directors who elect deferred share rights for meeting fees, the amounts shown above do not include shares earned during 4th quarter 2007 since these are paid in arrears and were converted on the first business day of 2008.

(2)	As part of their annual retainer, the Board of Directors were paid an additional $50,000 of which was converted into restricted stock on May 18, 2007. They were each granted 1,840 shares under the Unum Group Stock Incentive Plan of 2007. The amounts shown are the FAS123R expense taken during 2007 for these shares. Due to Mr. Maclellan’s retirement, he did not receive restricted stock.

(3)	Two of our current directors and one retired director have outstanding stock options. The aggregate number of option awards outstanding at fiscal year end for each are as follows:

Dr. Goldsberry	9,533
Mr. Maclellan (retired)	38,179
Mr. MacMillan	8,331

(4)	The amounts shown here represent dividend reinvestment earnings on the deferred share rights in each Director’s account.

(5)	Amounts represent matching gifts made on behalf of the named director, to qualified non-profit organizations and educational institutions. The Matching Gifts Program is available to employees and non-employee directors, and will match eligible gifts to qualified charities from a minimum of $50 to an aggregate maximum gift of $7,500 per non-employee director, per calendar year. Unum inadvertently paid an additional $1,000 in gifts on behalf of Dr. Goldsberry and decided not to request a return of the gift from the charity.

(6)	Mr. Maclellan retired from the Board of Directors effective May 18, 2007.

Is Mr. Watjen paid for his services as a director?

No. Employees of Unum are not compensated for their services as directors of the Company or any of its subsidiaries.

How often is director compensation reviewed?

Compensation for outside directors is reviewed on an annual basis. Based on a competitive assessment of non-employee director compensation conducted by Towers Perrin, the Board increased director compensation in March 2007 to be more consistent with the competitive market and to recognize the growing demands placed on the Board by the Sarbanes-Oxley Act of 2002 and other regulatory requirements. The increase was in the form of an annual restricted stock grant of $50,000 per outside director to better align directors’ interests with that of stockholders. This grant became effective with the annual meeting in May 2007 and is made through the Stock Incentive Plan of 2007 which was approved by stockholders at that meeting. The change moves Unum directors to market median compensation levels and shifts the cash/stock mix of compensation closer to market practice.

What benchmarking or research is done with regard to director pay?

Director compensation is compared to both the proxy peer group as described in the Compensation Discussion and Analysis and a general industry peer group consisting of 65 companies in Towers Perrin’s outside director database with market caps ranging from $5 to $12 billion. As with executive pay, this peer group data is used for determining market practices with respect to director compensation. Unum targets the 50th percentile of this peer group in order to ensure that we can attract and retain directors with the appropriate leadership experience and skills. In addition to market data, workload is considered when setting director compensation.

Are there stock ownership guidelines for directors?

Yes. Prior to 2008, each director had a stock ownership goal of 20,000 shares of Unum common stock. That goal had to be achieved within five years of the adoption of the goal in December 2003, or, for new directors, within five years of initial election to the Board. As part of the annual review of director compensation practices in 2007, the decision was made to change the ownership goal to a multiple of the annual retainer. Effective January 2008, we adopted an ownership requirement of 3 times a director’s annual cash retainer of $80,000. The directors’ ownership requirement of having shares with a value of $240,000 is at a competitive level. Directors continue to have five years from their date of election to reach the requirement. Unum’s management provides the Human Capital Committee with an ownership summary for each director on an annual basis. The Human Capital Committee will make a subjective assessment of the appropriate action to take for any director who is not reaching the ownership goal in a timely manner. As of December 31, 2007, six of the 10 non-employee directors have met the ownership goal.

Under the Corporate Governance Guidelines, each director is expected to retain stock received as a result of director compensation for at least three years from the time the stock vests and should retain at least the number of shares in the ownership goal until retirement from the Board.

Do directors receive any other benefits?

Directors are eligible to participate in our employee matching gifts program, under which individual charitable contributions are matched by us. This program is an important way us to directly support non-profit organizations and educational institutions. Under this program, eligible gifts from a minimum of $50 to an aggregate maximum gift of $7,500 are matched on a $1 for $1 basis per year. Gifts to accredited colleges, universities, graduate schools, and secondary and elementary schools within the United States are matched on a $2 for $1 basis.

Are directors eligible for retirement pay?

No. Directors of the former Provident Companies participating in the director retirement program were required in 1998 to convert their accrued account balance on a net present value basis to either stock options or deferred share rights issued under the Non-Employee Director Compensation Plan. Mr. Goldsberry, as a director of the former UNUM, is entitled under a former UNUM plan to receive an annual consulting fee fixed at $27,500 for the number of full years served as of May 31, 1997.

BENEFICIAL OWNERSHIP OF COMPANY SECURITIES

Detailed information about the stockholders with more than 5 percent of our common stock can be found in the table below, including beneficial ownership based on sole voting and shared voting power and investment (dispositive) power.

We do not know of any other person that is a beneficial owner of more than five percent of our common stock. Information is given as of the dates noted in the footnotes below.

Beneficial Ownership Based on Voting Power

Name and Address of Beneficial Owner	Amount Beneficially Owned(1) (Voting Power)	Percent of Company Common Stock Outstanding
Hotchkis and Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017	18,089,650(2)	5.0%
Morgan Stanley 1585 Broadway New York, NY 10036	17,747,511(3)	5.1%
Relational Investors, LLC 12400 High Bluff Drive, Suite 600 San Diego, CA 92130	34,745,908(4)	10.0%

(1)	Beneficial ownership of securities is disclosed according to Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	This information is based on Schedule 13G/A dated February 13, 2008, filed with the Securities and Exchange Commission by Hotchkis and Wiley Capital Management, LLC, which reflects beneficial ownership as of December 31, 2007. Securities reported are beneficially owned as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(3)	This information is based on Schedule 13G dated March 10, 2008, filed with the Securities and Exchange Commission by Morgan Stanley, which reflects beneficial ownership as of March 5, 2008. The Schedule 13G states that Morgan Stanley possesses sole voting power with respect to 17,747,161 shares and shared voting power with respect to 350 shares. The Schedule 13G reflects securities beneficially owned by certain operating units (the “MS Reporting Units”) of Morgan Stanley and its subsidiaries and affiliates (“MS”), but does not reflect securities, if any, beneficially owned by any operating units of MS whose ownership of securities is disaggregated from that of the MS Reporting Units.

(4)	This information is based on Form 3 filed with the Securities and Exchange Commission on February 28, 2008 and other information provided by Relational Investors, LLC, which reflects beneficial ownership as of February 25, 2008.

Beneficial Ownership Based on Investment Power

Name and Address of Beneficial Owner	Amount Beneficially Owned(1) (Investment Power)	Percent of Company Common Stock Outstanding
FMR LLC 82 Devonshire Street Boston, Massachusetts 02109	18,461,830 (2)	5.1%
Hotchkis and Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017	23,552,950 (3)	6.5%
Morgan Stanley 1585 Broadway New York, NY 10036	17,747,511 (4)	5.1%
Relational Investors, LLC 12400 High Bluff Drive, Suite 600 San Diego, CA 92130	34,745,908 (5)	10.0%

(1)	Beneficial ownership of securities is listed according to Rule 13d-3 of the Securities Exchange Act of 1934.

(2)	This information is based on Schedule 13G/A dated February 13, 2008, filed with the Securities and Exchange Commission by FMR LLC (formerly known as FMR Corp.), which reflects beneficial ownership as of December 31, 2007. FMR Corp. reported it had beneficial ownership of, and sole dispositive power with respect to, 18,461,830 shares of common stock, sole power to vote 525,830 shares, and shared voting or dispositive power for none of the shares. The Schedule 13G/A includes shares beneficially owned by: Edward C. Johnson 3d and family members; Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, in its capacity as investment adviser to various registered investment companies (16,743,932 shares, or 4.640%); Strategic Advisers, Inc. a wholly owned subsidiary of FMR LLC, in its capacity as investment adviser to various registered investment companies (4,000 shares, or 0.001%); and Pyramis Global Advisors Trust Company, a bank that is an indirect wholly owned subsidiary of FMR LLC (1,358,698 shares, or .377%), as a result of its serving as investment manager of certain institutional accounts; and Fidelity International Limited (“FIL”), a foreign-based qualified institution, which provides investment advisory and management services to non-U.S. investment companies and certain institutional investors (355,200 shares or 0.098%). Mr. Johnson is Chairman of FMR LLC and FIL. The Schedule 13G/A states that Mr. Johnson and various family members, through their ownership of FMR LLC voting common stock and the execution of a stockholders’ voting agreement, may be deemed to form a controlling group with respect to FMR LLC. The Schedule 13G/A also states that although FMR LLC and FIL are of the view that they are not acting as a group for purposes of Section 13(d) under the Securities and Exchange Act of 1934 and thus that the shares are held by each need not be aggregated, FMR LLC has nonetheless filed the Schedule 13G/A on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

(3)	This information is based on Schedule 13G/A dated February 13, 2008, filed with the Securities and Exchange Commission by Hotchkis and Wiley Capital Management, LLC, which reflects beneficial ownership as of December 31, 2007. Securities reported are beneficially owned as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

(4)	This information is based on Schedule 13G dated March 10, 2008, filed with the Securities and Exchange Commission by Morgan Stanley, which reflects beneficial ownership as of March 5, 2008. The Schedule 13G reflects securities beneficially owned by certain operating units (the “MS Reporting Units”) of Morgan Stanley and its subsidiaries and affiliates (“MS”), but does not reflect securities, if any, beneficially owned by any operating units of MS whose ownership of securities is disaggregated from that of the MS Reporting Units.

(5)	This information is based on Form 3 filed with the Securities and Exchange Commission on February 28, 2008 and other information provided by Relational Investors, LLC, which reflects beneficial ownership as of February 25, 2008.

APPROVAL OF THE MANAGEMENT INCENTIVE COMPENSATION PLAN OF 2008

(Item 2 on the Proxy Card)

On February 21, 2008, the Board of Directors adopted the Unum Group Management Incentive Compensation Plan of 2008 (the “2008 MICP”) to be effective as of January 1, 2008. Stockholder approval is sought to qualify the plan for purposes of Section 162(m) of the Code. If stockholder approval is not received, the Human Capital Committee (the “Committee”) will determine whether to adopt a non-qualified annual incentive compensation plan, and what the terms and conditions of such a plan would be.

Unum Group previously maintained the UnumProvident Corporation Management Incentive Compensation Plan of 2004 (the “2004 MICP”), which provided for the grant of annual incentive awards to officers and key employees and the possible deferral of such awards. This plan expires in 2008.

A summary of the 2008 MICP is set forth below. The summary is qualified in its entirety by reference to the full text of the 2008 MICP, which is included in this Proxy Statement as Exhibit A.

Summary of the 2008 MICP

Purpose and Design.  The purpose of the 2008 MICP is to motivate participants to perform in a way that will enable Unum Group to reach or exceed its goals. The Plan is a cash-based annual incentive plan, consisting of two subparts: (i) the Executive Officer Incentive Plan, under which incentive awards to designated executive officers are based upon the achievement of objectively determinable corporate performance goals measured over a period of up to twelve months; and (ii) the Employee Incentive Plan, under which incentive awards to employees or officers who are not participants in the Executive Officer Incentive Plan are based upon the achievement of corporate and/or individual performance goals measured over a period of up to twelve months.

Executive Officer Incentive Plan.  Awards under the Executive Officer Incentive Plan are intended to be compliant with the requirements of Section 162(m) of the Internal Revenue Code (the “Code”) and fully deductible by Unum Group. The Human Capital Committee may not increase the maximum amount payable to any individual as established under the Plan or with respect to an incentive award, but retains the discretionary authority to reduce the amount. The plan establishes a threshold criteria of two times the after tax amount required to cover interest on corporate debt and stockholder dividends for the prior fiscal year ending on December 31 (for this purpose, operating earnings includes both GAAP and statutory operating income from Unum Group’s subsidiaries which is available to the holding company) to permit any awards to be made under the Plan. The Committee may establish other factors to take into consideration in implementing its discretion, including, but not limited to, corporate or business unit performance against budgeted financial goals (e.g., operating income or revenue), achievement of non-financial goals, economic and relative performance considerations and assessments of individual performance. The Committee also may adjust any performance goals during or after a plan year to mitigate the unbudgeted impact of unusual or non-recurring gains and losses, accounting changes, acquisitions, divestitures or “extraordinary items” within the meaning of generally accepted accounting principles and that were not foreseen at the time such performance goals were established; provided that such adjustments would not, in the reasonable judgment of the Committee, prevent the award from qualifying for the “performance-based” exemption from Section 162(m) of the Code.

Employee Incentive Plan.  The Human Capital Committee may designate any officer or employee, or any category of employees, of Unum Group or its subsidiaries for participation in the Employee Incentive Plan for a given year, but no person may participate in both the Executive Officer Incentive Plan and the Employee Incentive Plan in the same year. Incentive Awards payable under the Employee Incentive Plan will be subject to the deduction limits imposed under Section 162(m) of the Code, to the extent applicable. Awards under the Employee Incentive Plan are based on an individual’s contribution to the business of Unum Group, as determined by the Committee, which contribution may be assessed on subjective as well as objective measures. Performance goals may, but need not, be the same as the performance goals under the Executive Officer Incentive Plan, and may be different for different Participants within the Employee Incentive Plan. The Committee may choose to increase or decrease an award under the Employee Incentive Plan, regardless of the attainment a performance goal.

Eligibility.  Participation in the 2008 MICP is limited to employees of Unum Group and its subsidiaries at job levels approved by the Human Capital Committee, which, as of December 31, 2007, included approximately five (5) people in the Executive Officer Incentive Plan and approximately 9,700 people in the Employee Incentive Plan.

Plan Administration.  The 2008 MICP will be administered by the Human Capital Committee of the Board of Directors. The Committee has the authority and discretion to:

•	Designate participants;
•	Establish the goals and target incentive awards for each year and determine whether or to what extent performance goals were achieved in a given year;
•

Determine the amount of actual awards under the Executive Officer Incentive Plan for each year, or determine amount of actual awards or the methodology for determination and the aggregate amount of awards under the Employee Incentive Plan, subject to the terms of the plan;

•	Increase, reduce or eliminate any incentive award payable under the Employee Incentive Plan, regardless of the achievement of performance goals;
•	Reduce or eliminate (but not increase) any incentive award payable under the Executive Officer Incentive Plan, regardless of the achievement of performance goals;
•	Decide all other matters that must be determined in connection with an incentive award;
•	Establish, adopt or revise any rules or procedures as it may deem necessary or advisable to administer the 2008 MICP;
•	Make all other decisions and determinations that may be required under the 2008 MICP or as the Human Capital Committee deems necessary or advisable to administer the 2008 MICP;
•	Amend, modify or terminate the 2008 MICP; and
•

Adopt such modifications, procedures, and subplans as may be necessary or desirable to effectuate the compensation incentive objectives of Unum Group or to comply with provisions of the laws of non-U.S. jurisdictions in which Unum Group or any affiliate may operate, in order to assure the viability of the benefits of awards granted to participants located in such other jurisdictions and to meet the objectives of the 2008 MICP; provided, however, that any such modifications, procedures and subplans shall not apply with respect to participation in the Executive Officer Incentive Plan if they would cause incentive awards thereunder to fail to qualify as “performance-based” compensation as defined in Code Section 162(m).

The Human Capital Committee may expressly delegate to the Chief Executive Officer or the Chair of the Human Capital Committee some or all of the Committee’s authority under the first four items in the preceding list with respect to the Employee Incentive Plan, pursuant to guidelines approved by the Committee.

Termination and Amendment

The Human Capital Committee may at any time and from time to time alter, amend, suspend or terminate the 2008 MICP in whole or in part, but no amendment that requires stockholder approval in order for the Executive Officer Incentive Plan to continue to comply with the performance-based compensation exemption from Section 162(m) of the Code will be effective unless it is approved by the Committee and the requisite vote of the stockholders of Unum Group.

Certain Federal Income Tax Effects

Under current United States federal income tax regulations, when a participant receives payment of a cash incentive award under either the Executive Officer Incentive Plan or the Employee Incentive Plan, the amount of cash will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Unum Group.

Benefits to Named Executives and Others

In February 2008, the Human Capital Committee established the performance goals and target awards under the Executive Officer Incentive Plan and Employee Incentive Plan under the 2008 MICP for performance during calendar year 2008. Actual awards will depend on whether and to what degree the performance goals are met, which cannot currently be determined.

Approval.

Approval of the 2008 MICP requires the affirmative vote of at least a majority of the votes entitled to be cast by stockholders represented and entitled to vote at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE MANAGEMENT INCENTIVE COMPENSATION PLAN OF 2008.

Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy.

APPROVAL OF THE UNUM LIMITED

SAVINGS-RELATED SHARE OPTION SCHEME 2008

(Item 3 on the Proxy Card)

Unum Limited (the “Company”) is a wholly-owned, indirect subsidiary of Unum Group (“Unum”), and the Company is incorporated in England and Wales. On February 21, 2008, the Board of Directors of the Company adopted the Unum Limited Savings-Related Share Option Scheme 2008 (the “Plan”) to be effective upon its approval by Unum stockholders. The basic principles of this Plan are similar to those of plans known in the United States as employee stock purchase plans.

We have maintained a Savings-Related Share Option Scheme for our employees which allowed employees to purchase shares of Unum common stock. That plan had designated a certain number of shares to be available for use in the Plan. With the grants being made for 2008, we estimate that there will not be enough shares remaining in the Plan to make any subsequent awards.

A summary of the Plan is set forth below. The summary is qualified in its entirety by the full text of the Plan which is included in this Proxy Statement as Exhibit B.

Summary of the Plan

Purpose and Design

The purpose of the Plan is to permit an employee to acquire ownership of shares of Unum common stock at a discount of 15% to the closing quote on the New York Stock Exchange on the day the eligible employee is invited to participate in the Plan. The Plan is solely a stock-based plan and no cash awards will be made.

Description of Material Terms and Conditions

The board of the Company may, in its discretion, invite all eligible employees in writing to apply for the grant of Options. Under this plan an Option is a right to acquire shares of the Unum common stock by purchase or subscription granted pursuant to the Plan. The terms of the invitations shall be the same for all eligible employees. The invitations state the price at which the shares may be acquired on the exercise of the Option granted in response to the application. The letter of invitation sets forth the choices to be made by the eligible employee in his or her application to participate in the Plan. The invited employee must choose whether to save his or her contributions to the plan for a three or five year period. He or she also must set forth the amount to be saved each month, an amount between £10 or, in multiples of £1, up to a maximum of the greater of £250 or the maximum permitted by law. The contributions to savings are made through payroll deduction and deposited into that employee’s account/contract with the bank selected by us to be the savings institution for the Plan. As a part of the process the participant will establish a bank account with this institution.

The number of shares to be granted in the Option is determined from the acquisition price (set forth in the invitation), the amount to be saved (set by the invited employee) each month and the length of the Option contract (also set by the employee.) The length of the Option can be either three years or five years. At the end of the selected contract period, the participant may acquire the number of shares set forth in the Option at the acquisition price as defined above or may elect to forego that purchase and retain the funds saved.

If the applicant/eligible employee is still an employee on the date the Option is granted, the Board will grant an Option for the number of shares in the application and issue an Option Certificate for that number of shares. In addition, if any interest is payable on the savings in the account, those monies may also be used to augment the savings in order to purchase shares up to the number set forth in the Option. A partially exercised Option results in the lapse of the remainder of that Option.

A total of 200,000 shares of Unum common stock are to be made available for use in the Plan. Shares which are already in issue when placed under Option and any Shares comprised in any Option which has been exercised, shall be included for the purpose of calculating the number of Shares under option as well as the number of Shares available for placing under Option. Any Shares granted under an option that has lapsed without exercise shall be excluded for the purpose of calculating the number of Shares under Option as well as the number of Shares available for placing under Option.

Eligibility

A person is an eligible employee if he or she meets the criteria set forth in the Plan, primarily that the person has been an employee for at least six (6) weeks as of the day prior to the issuance of invitations to participate and who is taxable as an employee under the Income Tax (Earnings and Pensions) Act of 2003 (English law). An Option may be granted only to a person who is an employee at the time of invitation and the time of the grant. An Option can be exercised to purchase shares only if the person seeking to acquire shares is an employee of the Company at that time. The Option holder has six months after the first date on which the Option may be exercised to effect such exercise. Failure to exercise within this time period results in the lapse of the Option. The Plan also contains provisions for the exercise or lapse of the Option in the event of death, disability, pregnancy, end of employment other than by retirement, retirement at the usual age, early retirement, or the merger or termination of the Company or its parent corporations for any reason. As of December 31, 2007 there were approximately 1,050 persons eligible to participate in the Plan.

Plan Administration

The board of Unum Group has sole discretion to make and vary such regulations (not being inconsistent with the Plan) for the implementation and administration of the Plan. The decision of the board of Unum Group shall be final and binding in all matters relating to the Plan (other than in the case of matters to be determined or confirmed by the Auditors in accordance with the Plan). The costs of establishing and administering the Plan shall be borne by Unum Limited.

Termination and Amendment

The board of directors of Unum may at any time, by resolution, terminate the Plan. Absent any such action, the Plan will expire five (5) years from the later of the date of approval by the stockholders of Unum or the date of approval of the Plan by Her Majesty’s Revenue and Custom (the “HMRC”). Upon any termination no further Options may be granted but such termination shall be without prejudice to any accrued rights in existence as of the date of termination.

The board of Unum Group may, prior to approval of the Plan by HMRC amend, alter or otherwise modify the terms and conditions of the Plan as may be necessary in order to obtain such approval. After the date on which the Plan is approved by HMRC, the terms and conditions may be amended in any respect by resolution of the board of Unum Group provided that stockholder approval shall be required for any of the following:

•	Any such change which would materially increase the benefits to the eligible employees and option-holders or would increase the number of shares to be made available to the Plan; and
•	Any amendment which would abrogate or adversely affect the then current rights of optionholders.

For so long as the board of Unum Group determines that the Plan is to continue to be approved by HMRC, no amendment to a feature required by law shall have effect until approved by HMRC.

Notwithstanding the foregoing, the Plan provides that any amendment or addition which the board of Unum Group considers necessary or desirable in order to benefit the administration of the Plan, comply with or take account of the provisions or any proposed or existing legislation, take account of any changes to the capital structure of Unum, obtain or maintain favorable tax or regulatory treatment (by, from or with respect to any taxing or revenue authority) for Unum Group, Unum Limited or any affiliate or any optionholder may be made by resolution of the board of Unum Group, or if authorized by the board of Unum Group, of the board of Unum Limited, provided that such amendments or additions do not affect a feature of the Plan which is required by law.

Written notice of any material amendments to the Plan shall be given to all optionholders by Unum Limited within a reasonable time after any such amendment is approved.

Current Federal Income Tax Effects

None of the participants are citizens of the United States and therefore are not expected to be subject to taxation under Federal income tax laws and regulations. The company does not expect to take any deductions on its U.S. federal taxes with respect to activity under the Plan.

Benefits to Named Executives

None of the Named Executives are eligible to participate in the Plan. Numbers of employees who elect to participate and savings levels cannot be determined since they are subject to the conditions of participation being met and to individual choices to be made by each invitee electing to participate.

Approval

Approval of the Unum Limited Savings-Related Share Option Scheme 2008 requires the affirmative vote of at least a majority of the votes entitled to be cast by stockholders represented and entitled to vote at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE UNUM LIMITED SHARE-RELATED SAVINGS SCHEME 2008.

Proxies solicited by the Board of Directors will be voted FOR this proposal unless you specify otherwise in your proxy.

APPROVAL OF THE UNUM IRELAND LIMITED

SAVINGS-RELATED SHARE OPTION SCHEME 2008

(Item 4 on the Proxy Card)

Unum Ireland Limited (the “Company”) is a wholly-owned, indirect subsidiary of Unum Group (“Unum”), and the Company is incorporated in Ireland. On February 21, 2008, the Board of Directors of the Company adopted the Unum Ireland Limited Savings-Related Share Option Scheme 2008 (the “Plan”) to be effective upon its approval by Unum stockholders. The basic principles of this Plan are similar to those of plans known in the United States as employee stock purchase plans.

We have had no prior similar plan.

A summary of the Plan is set forth below. The summary is qualified in its entirety by the full text of the Plan which is included in this Proxy Statement as Exhibit C.

Summary of the Plan

Purpose and Design

The purpose of the Plan is to permit an employee of the Company to acquire ownership of shares of the common stock of Unum at a discount of 15% to the closing quote on the New York Stock Exchange on the day the eligible employee is invited to participate in the Plan. The Plan is solely a stock-based plan and no cash awards will be made.

Description of Material Terms and Conditions

The board of the Company may, in its discretion, invite all eligible employees in writing to apply for the grant of Options. Under this plan an Option is a right to acquire shares of the Unum common stock by purchase or subscription granted pursuant to the Plan. The terms of the invitations shall be the same for all eligible employees. The invitations state the price at which the shares may be acquired on the exercise of the Option granted in response to the application. The letter of invitation sets forth the choices to be made by the eligible employee in his or her application to participate in the Plan. The invited employee must choose whether to save his or her contributions to the plan for a three or five year period. He or she also must set forth the amount to be saved each month, an amount between €12 or, in multiples of €1, up to a maximum of the greater of €320 or the maximum permitted by law. The contributions to savings are made through payroll deduction by the Company and deposited into that employee’s account/contract with the bank selected by the Company to be the savings institution for the Plan. As a part of the process the participant will establish a bank account with this institution.

The number of shares to be granted in the Option is determined from the acquisition price (set forth in the invitation), the amount to be saved (set by the invited employee) each month and the length of the Option contract (also set by the employee). The length of the Option can be either three years or five years, provided that the Board of Directors of the Company permits the invitees to select between the two periods. At the end of the selected contract period, the participant may acquire the number of shares set forth in the Option at the acquisition price as defined above or may elect to forego that purchase and retain the funds saved.

If the applicant/eligible employee is still an employee on the date the Option is granted, the Board will grant an Option for the number of shares in the application and issue an Option Certificate for that number of shares. In addition, if any interest is payable on the savings in the account, those monies may also be used to augment the savings in order to purchase shares up to the number set forth in the Option. A partially exercised Option result in the lapse of the remainder of that Option.

A total of 75,000 shares of Unum common stock are to be made available for use in the Plan. Shares which are already in issue when placed under Option and any Shares comprised in any Option which has been exercised, shall be included for the purpose of calculating the number of Shares under option as well as the number of Shares available for placing under Option. Any Shares granted under an option that has lapsed without exercise shall be excluded for the purpose of calculating the number of Shares under Option as well as the number of Shares available for placing under Option.

Eligibility

A person is an eligible employee if he or she meets the criteria set forth in the Plan, primarily that the person has been an employee for at least six (6) weeks as of the day prior to the issuance of invitations to participate and who is taxable as an employee under Schedule E (Irish law). An Option may be granted only to a person who is an employee at the time of invitation and the time of the grant. An Option can be exercised to purchase shares only if the person seeking to acquire shares is an employee of the Company at that time. The Option holder has six months after the first date on which the Option may be exercised to effect such exercise. Failure to exercise within this time period results in the lapse of the Option. The Plan also contains provisions for the exercise or lapse of the Option in the event of death, disability, pregnancy, end of employment other than by retirement, retirement at the usual age, early retirement, or the merger or termination of the Company or its parent corporations for any reason. Approximately 300 persons will eligible to participate in the Plan once the Company is fully staffed over the next three years. For 2008, it is expected that there will 50 employees eligible to participate.

Plan Administration

The board of Unum Group has sole discretion to make and vary such regulations (not being inconsistent with the Plan) for the implementation and administration of the Plan. The decision of the board of Unum Group shall be final and binding in all matters relating to the Plan (other than in the case of matters to be determined or confirmed by the Auditors in accordance with the Plan). The costs of establishing and administering the Plan shall be borne by Unum Ireland Limited.

Termination and Amendment

The board of directors of Unum may at any time, by resolution, terminate the Plan. Absent any such action, the Plan will expire five (5) years from the later of the date of approval by the stockholders of Unum or the date of approval of the Plan by the Revenue Commissioners. Upon any termination no further Options may be granted but such termination shall be without prejudice to any accrued rights in existence as of the date of termination.

The board of Unum Group may, prior to approval of the Plan by the Revenue Commissioners amend, alter or otherwise modify the terms and conditions of the Plan as may be necessary in order to obtain such approval. After the date on which the Plan is approved by the Revenue Commissioners, the terms and conditions may be amended in any respect by resolution of the board of Unum Group provided that stockholder approval shall be required for any of the following:

•	Any such change which would materially increase the benefits to the eligible employees and optionholders or would increase the number of shares to be made available to the Plan; and
•	Any amendment which would abrogate or adversely affect the then current rights of optionholders.

For so long as the board of Unum Group determines that the Plan is to continue to be approved by the Revenue Commissioners, no amendment to a feature required by law shall have effect until approved by the Revenue Commissioners.

Notwithstanding the foregoing, the Plan provides that any amendment or addition which the board of Unum Group considers necessary or desirable in order to benefit the administration of the Plan, comply with or take account of the provisions or any proposed or existing legislation, take account of any changes to the capital structure of Unum, obtain or maintain favorable tax or regulatory treatment (by, from or with respect to any taxing or revenue authority) for Unum Group, Unum Ireland Limited or any affiliate or any optionholder may be made by resolution of the board of Unum Group, or if authorized by the board of Unum Group, of the board of Unum Ireland Limited, provided that such amendments or additions do not affect a feature of the Plan which is required by law.

Written notice of any material amendments to the Plan shall be given to all optionholders by Unum Ireland Limited within a reasonable time after any such amendment is approved.

Current Federal Income Tax Effects

None of the participants are citizens of the United States and therefore are not expected to be subject to taxation under Federal income tax laws and regulations. We do not expect to take any deductions on its U.S. federal taxes with respect to activity under the Plan.

Benefits to Named Executives

None of the Named Executives are eligible to participate in the Plan. Numbers of employees who elect to participate and savings levels cannot be determined since they are subject to the conditions of participation being met and to individual choices to be made by each invitee electing to participate.

Approval

Approval of the Unum Ireland Limited Savings-Related Share Option Scheme 2008 requires the affirmative vote of at least a majority of the votes entitled to be cast by stockholders represented and entitled to vote at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE UNUM IRELAND LIMITED SAVINGS-RELATED SHARE OPTION SCHEME 2008.

Proxies solicited by the Board of Directors will be voted FOR this proposal unless you specify otherwise in your proxy.

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 about the common stock that may be issued under all of our existing equity compensation plans. The table does not include information with respect to shares subject to outstanding options granted under equity compensation plans assumed by us in connection with mergers and acquisitions of the companies that originally granted those options (see footnote 5).

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders	4,426,072(1)	$33.93	33,348,533(2)
Equity Compensation Plans Not Approved by Stockholders	2,662,547(3)	$27.26	578,991(4)
Total	7,088,619		33,927,524

(1)	Includes the following plans: (a) Stock Plan of 1994, (b) Non-Employee Director Compensation Plan of 1998, (c) Stock Plan of 1999, (d) Stock Incentive Plan of 2007, and (e) Amended and Restated Management Incentive Compensation Plan of 1994. The number includes 908 performance shares granted under the Amended and Restated Management Incentive Compensation Plan of 1994.

(2)	Includes shares under the following plans: (a) Stock Incentive Plan of 2007, (b) Stock Plan of 1999, (c) Non-Employee Director Compensation Plan of 1998, (d) Amended and Restated Management Incentive Compensation Plan of 1994, and (e) UnumProvident Employee Stock Purchase Plan.

(3)	Includes the following plans: (a) Provident Companies, Inc. Employee Stock Option Plan of 1998, (b) UnumProvident Corporation Employee Stock Option Plan of 1999, (c) UnumProvident Corporation Broad Based Stock Plan of 2001, and (d) UnumProvident Corporation Broad Based Stock Plan of 2002.

(4)	Includes the following plans: (a) UnumProvident Corporation Broad Based Stock Plan of 2001, (b) UnumProvident Corporation Broad Based Stock Plan of 2002, (c) Unum Limited Savings-Related Share Option Scheme 2000, and (d) UnumProvident Corporation Non-Employee Director Compensation Plan of 2004.

(5)	The table does not include information for the following equity compensation plans assumed by the Company in connection with the merger of the company that originally established those plans: the UNUM Corporation 1990 Long-Term Incentive Plan, and the UNUM Corporation 1996 Long-Term Incentive Compensation Plan. As of December 31, 2007, a total of 615,535 shares of the Company’s common stock were issuable upon exercise of outstanding options under those assumed plans. The weighted average exercise price of those outstanding options is $48.82 per share. No additional options may be granted under those assumed plans.

A brief description of the equity compensation plans not approved by stockholders follows.

Provident Companies, Inc. Employee Stock Option Plan of 1998

This plan provided for the award of stock options to employees not eligible for awards under another incentive compensation plan and, therefore, excluded all officers of the Company from participation. One hundred options and fifty options were granted respectively to each full time and part-time employee participant. The total number of options available for grant under this plan was 255,500. The plan terminated December 31, 1998. The plan was administered by the Compensation Committee of the Board of Directors (Compensation Committee). The stock options issued under the plan are non-qualified for U.S. tax purposes. The exercise price of options awarded under this plan was the fair market value of the stock on the date of grant. There are provisions for early vesting and/or early termination of the options in the event of retirement, death and disability and termination of employment. The options outstanding as of June 30, 1999 vested in accordance with the provision of this plan effective with the merger of Unum Corporation with Provident Companies, Inc. There are provisions for adjustments to the number of shares available for grants, number of shares subject to outstanding grants and the exercise price of outstanding grants in the event of stock splits, stock dividends or other recapitalization.

UnumProvident Corporation Employee Stock Option Plan (1999)

This plan provided for the award of stock options to employees not eligible for awards under the other stock plans of the Company or at or below a position level as determined by the Compensation Committee, and therefore excluded all our officers from participation. One hundred and fifty options and seventy-five options were granted respectively to each full time and part-time employee participant. The total number of options available for grant under this plan was 3,500,000. This plan was terminated in February 2002. This plan was administered by the Compensation Committee. The stock options issued under the plan are non-qualified for U.S. tax purposes. The exercise price of options awarded under this plan was the fair market value of the stock on the date of grant. There are provisions for early vesting and/or early termination of the options in the event of retirement, death, disability and termination of employment. The plan also provides for acceleration of vesting if there is a change in control, subject to certain limitations, and in other circumstances at the Compensation Committee’s discretion. There are provisions for adjustments to the number of shares available for grants, number of shares subject to outstanding grants and the exercise price of outstanding grants in the event of stock splits, stock dividends or other recapitalization.

UnumProvident Corporation Broad Based Stock Plan of 2001

This plan provides for the grant of stock options to employees, officers, consultants, producers (as defined in the plan) and directors of the Company. The plan specifically prohibits the granting of any options under the plan to members of the Company’s Board of Directors and to any “officer” of the Company as defined in Rule 16a-1(f) under the 1934 Act or such other definition of the term “officer” as the New York Stock Exchange may subsequently adopt for purposes of its “broad-based” requirements of Rule 312.03 of NYSE Listed Company Manual. No awards have been made under the plan to employees above the level of Vice President. The total number of options available for grant under this plan was 2,000,000. The plan terminated in December 2007. The stock options are non-qualified for U.S. tax purposes. The exercise price of options awarded under this plan is the fair market value of the stock on the date of grant. The term of any option issued under the plan cannot exceed ten years. There are provisions for early vesting and/or early termination of the options in the event of retirement, death, disability and termination of employment. The plan also provides for acceleration of vesting if there is a change in control, subject to certain limitations, and in other circumstances at the Compensation Committee’s discretion. The plan includes provisions for adjustments to the number of shares available for grants, number of shares subject to outstanding grants and the exercise price of outstanding grants in the event of stock splits, stock dividends or other recapitalization.

UnumProvident Corporation Broad Based Stock Plan of 2002

This plan provides for the grant of stock options to employees, officers, consultants, producers (as defined in the plan) and directors of the Company. The plan specifically prohibits the granting of any options under the plan to members of the Company’s Board of Directors and to any “officer” of the Company as defined in Rule 16a-1(f) under the 1934 Act or such other definition of the term “officer” as the New York Stock Exchange may subsequently adopt for purposes of its “broad-based” requirements of Rule 312.03 of NYSE Listed Company Manual. No awards have been made under the plan to employees above the level of Vice President. The total number of options available for grant under this plan was 2,390,000. The plan was terminated in February 2004. The stock options are non-qualified for U.S. tax purposes. The exercise price of options awarded under this plan is the fair market value of the stock on the date of grant. The term of any option issued under the plan cannot exceed ten years. There are provisions for early vesting and/or early termination of the options in the event of retirement, death, disability and termination of employment. The plan also provides for acceleration of vesting if there is a change in control, subject to certain limitations, and in other circumstances at the Compensation Committee’s discretion. The plan includes provisions for adjustments to the number of shares available for grants, number of shares subject to outstanding grants and the exercise price of outstanding grants in the event of stock splits, stock dividends or other recapitalization.

Unum Limited Savings-Related Share Option Plan 2000

This plan of the Company’s subsidiary, Unum Limited, in the United Kingdom allows employees of Unum Limited to acquire options for shares of the Company’s common stock by making an election to purchase stock at a price of at least 80% of the market value of the stock on the date prior to the date the invitation to apply for the option is made or, if greater, the nominal value of a share (the Acquisition Price). The total number of options available for grant under this plan was 200,000. The maximum contribution per month per employee is £150. Contributions are made for a three year period at the end of which the employee can elect to receive cash plus interest or purchase shares at the Acquisition Price. The directors of Unum Limited are the administrators of the plan. There are provisions for early expiration of options in the event of termination of employment and acceleration of vesting and expiration due to death, disability or retirement. The plan also provides for acceleration of vesting upon a change of control, reconstruction or voluntary winding up of the Company. The plan includes provisions for adjustments to the number of shares available for grants, and the number of shares subject to outstanding grants in the event of capitalization, consolidation sub-division or reduction or other variation of the share capital of the Company.

UnumProvident Corporation Amended and Restated Non-Employee Director Compensation Plan of 2004

This plan provides for the payment of compensation to the non-employee directors who serve on the Company’s Board. Non-employee directors receive an annual retainer of $80,000, the chairs of the standing Committees receive an additional retainer of $7,500, and all directors receive $2,000 for each meeting attended in person and $500 for each conference call meeting of the Board and of the Committees on which they participate, including special Committees. Under the plan, directors make an irrevocable election each year to receive all or a portion of their retainers and meeting fees in either cash or deferred share rights. A deferred share right is a right to receive one share of common stock on the earlier of (i) the director’s termination of service as a director of the Company, or (ii) another designated date at least three years after the date of the deferral election. The number of deferred share rights granted is calculated as the number of whole shares equal to (i) the dollar amount of the annual retainer and/or fees that the director elects to have paid in deferred share rights, divided by (ii) the fair market value per share on the grant date. The aggregate number of shares which can be issued under the plan is 500,000. The plan is administered by the Compensation Committee. The plan includes provisions restricting the transferability of the deferred share rights, provisions for adjustments to the number of shares available for grants, and the number of shares subject to outstanding grants in the event of recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, or other similar corporate transaction. There are stock ownership guidelines for participants under the plan.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 5 on the Proxy Card)

The Audit Committee of the Board of Directors has selected Ernst & Young LLP as independent registered public accounting firm (“independent auditors”) to audit our financial statements for the current fiscal year and is recommending their selection for ratification by the stockholders. Representatives of Ernst & Young LLP are expected to be present at the Meeting to respond to appropriate questions and to make a statement if they so desire. Although ratification is not legally required, we are bringing the appointment of Ernst & Young LLP before our stockholders in the interest of good corporate governance. In the event this appointment is not ratified, the Audit Committee will reconsider the decision of selecting Ernst & Young LLP.

What fees were charged by Ernst & Young?

The fees charged by Ernst & Young as our independent registered public accounting firm are described below.

Audit Fees

The aggregate fees and expenses related to professional services rendered by Ernst & Young LLP were $7,648,203 and $7,591,449, respectively, for fiscal years 2007 and 2006. Services rendered by the firm were:

•	the fiscal year audit of our annual financial statements;
•	the interim reviews of the financial statements and internal control over financial reporting;
•	the interim reviews of the financial statements included in our quarterly reports on Form 10-Q; and
•	services provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate fees and expenses related to professional services rendered by Ernst & Young LLP for audit-related services, comprised primarily of accounting consultations, SAS 70 reviews, and audit related services for our employee benefit plans, for fiscal years 2007 and 2006, were $523,073 and $753,136, respectively.

Tax Fees

The aggregate fees and expenses related to professional services rendered by Ernst & Young LLP for tax planning during fiscal years 2007 and 2006 were $22,500 and $84,156, respectively.

All Other Fees

There were no fees billed during fiscal years 2007 or 2006 for products or services other than those reported above for audit, audit-related and tax services.

Who is responsible for retaining the independent auditor?

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditors.

Does the Committee have a policy of pre-approving services performed by the independent auditor?

Yes it does. As part of its responsibility, the Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for setting pre-approval limits for specifically defined audit and non-audit services. In pre-approving the services, the Audit Committee considers whether such services are consistent with SEC rules on auditor independence. Specific approval by the Audit Committee will be required if fees for any particular service or aggregate fees for services of a similar nature exceed the pre-approved limits.

The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Audit Committee at its next scheduled meeting. Under the pre-approval policies established by the Company, in 2007 100 percent of the non-audit services provided by Ernst & Young LLP were pre-approved by the Audit Committee. The Audit Committee has pre-approved certain services that may be provided by Ernst & Young LLP related to fiscal year 2008 up to specific fee limits. The pre-approved fee limits are $100,000 for the specified audit-related services and $55,000 for the specified tax services. The audit fees will be determined and approved after the nature, timing, and scope of the 2008 audit is validated.

What is required for ratification of the independent auditor appointment?

Ratification of the appointment of Ernst & Young LLP as our registered independent accounting public accounting firm requires the affirmative vote of at least a majority of the votes entitled to be cast by stockholders represented and entitled to vote at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Proxies solicited by the Board of Directors will be voted FOR this proposal unless you specify otherwise in your proxy.

Exhibit A

MANAGEMENT INCENTIVE COMPENSATION PLAN OF 2008

ARTICLE 1

Background, Purpose and Design

1.1.	Background. Unum Group hereby establishes, effective as of January 1, 2008, an annual incentive bonus plan for its officers and employees known as the Management Incentive Compensation Plan of 2008. The Plan was adopted by the Board of Directors on February 21, 2008, subject to the approval of Company’s stockholders at the 2008 annual meeting.

1.2.	Purpose. The purpose of the Plan is to motivate the Participants to perform in a way that will enable Unum Group to reach or exceed its goals.

1.3.	Subparts of the Plan. The Plan consists of two subparts: (i) the Executive Officer Incentive Plan, under which Incentive Awards to designated executive officers are based upon the achievement of objectively determinable corporate performance goals measured over a period of up to twelve months; and (ii) the Employee Incentive Plan, under which Incentive Awards to employees or officers who are not participants in the Executive Officer Incentive Plan are based upon the achievement of corporate and/or individual performance goals measured over a period of up to twelve months.

ARTICLE 2

Definitions

2.1.	Definitions. Certain terms of the Plan have defined meanings set forth in this Article 2 and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

Beneficiary. Any person or persons designated by a Participant, in accordance with procedures established under Article 8.1 of the Plan, to receive benefits hereunder in the event of the Participant’s death.

Board. The Board of Directors of the Company.

Cause. The term “Cause” with respect to a Participant shall have the meaning assigned such term in any separate employment, change of control or severance agreement between the Participant and the Company or and Subsidiary as then in effect. In the absence of such other agreement or definition, the term “Cause” as used herein and for the purposes of this Plan shall mean the occurrence of one or more of the following with respect to a Participant:

(1)	The continued failure of the Participant to perform substantially his or her duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the CEO which specifically identifies the manner in which the CEO believes that the Participant has not substantially performed the Participant’s duties, or

(2)	The willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company, or

(3)	Conviction of a felony or a guilty or nolo contendere plea by the Participant with respect thereto.

For purposes of this Cause definition, no act or failure to act, on the part of a Participant, shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or (with respect to Participants other than the CEO) upon the instructions of the CEO, or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company. The cessation of employment of a Participant shall not be deemed to be for Cause unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Participant and the Participant is given an opportunity, together with counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Participant is guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

Change in Control. The occurrence of one or more of the following events:

(1)	During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director and whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the Act) (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the Act and as used in Sections 13(d)(3) and 14(d)(2) of the Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election or Contest or Proxy Contest, shall be deemed an Incumbent Director;

(2)	Any person is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% (30% with respect to deferred compensation subject to Internal Revenue Code Section 409A) or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (2) shall not be deemed to be a Change in Control of the Company by virtue of any of the following acquisitions: (A) by the Company or any Subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (C) by an underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (3), or (E) a transaction (other than one described in paragraph (3) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control of the Company under this paragraph (2);

(3)

The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the our stockholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or sale or other disposition of all or substantially all of the Company’s assets to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% (30% with respect to deferred compensation subject to Internal Revenue Code Section 409A) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(4)	The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% (30% with respect to deferred compensation subject to Internal Revenue Code Section 409A) of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

CEO. The chief executive officer of the Company.

Code. The Internal Revenue Code of 1986, as amended from time to time.

Committee. The Committee of the Board or, to the extent that the Committee shall have delegated authority to the CEO or the Chair as permitted in Article 3, the term “Committee” shall mean the CEO or the Chair, as the case may be.

Company. Unum Group, a Delaware corporation, and its corporate successors.

Disability. Disability of a Participant means the Participant is (1) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (2) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

Employee Incentive Plan. The portion of the Plan, set forth in Article 6, pursuant to which employees or officers who are not participants in the Executive Officer Incentive Plan for a given Plan Year may earn Incentive Awards based on the achievement of goals measured over a period of up to twelve months.

Executive Compensation. The Executive Compensation division of the Human Resources Department of the Company.

Executive Officer Incentive Plan. The portion of the Plan, set forth in Article 5, pursuant to which the CEO and other designated executive officers may earn Incentive Awards based on the achievement of corporate performance goals measured over a period of up to twelve months.

Incentive Award. An award granted pursuant to Article 5 or 6 of the Plan.

Participant. An employee of the Company or its Subsidiaries participating in the Plan.

Plan. The Unum Group Management Incentive Compensation Plan of 2008 as set forth in this document, together with any subsequent amendments hereto.

Plan Year. January 1 to December 31 of each year.

Retirement. Retirement of a Participant shall mean voluntary termination of employment after having attained age 55 and 5 years of service with the Company or a Subsidiary.

Subsidiary. Any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3

Administration of the Plan

3.1.	General. The Plan shall be administered by the Committee.

3.2.	Actions and Interpretations by the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any awards granted under the Plan, and all decisions and determinations by the Committee with respect to the Plan are and shall be final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company, the Company’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee, the Board of Directors, or any delegate as the case may be, shall be liable for any act under the Plan done in good faith.

3.3.	Authority of the Committee. Except as provided below in this Section 3.3, the Committee has the exclusive power, authority and discretion to:

(a)	Designate Participants;

(b)	Establish the goals and target awards under the Executive Officer and Employee Incentive Plans for each Plan Year and determine whether or to what extent performance goals were achieved in a given Plan Year;

(c)	Determine the amount of actual awards under the Executive Officer Incentive Plan for each Plan Year, or determine amount of actual awards or the methodology for determination and the aggregate amount of awards under the Employee Incentive Plan, subject to the terms of the Plan;

(d)	Increase, reduce or eliminate any Incentive Award payable under the Employee Incentive Plan, regardless of the achievement of performance goals;

(e)	Reduce or eliminate any Incentive Award payable under the Executive Officer Incentive Plan, regardless of the achievement of performance goals;

(f)	Decide all other matters that must be determined in connection with an Incentive Award;

(g)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(h)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(i)	Amend, modify or terminate the Plan as provided herein; and

(j)	Adopt such modifications, procedures, and subplans as may be necessary or desirable (i) to effectuate the compensation incentive objectives of the Company or (ii) to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any affiliate may operate, in order to assure the viability of the benefits of awards granted to Participants located in such other jurisdictions and to meet the objectives of the Plan; provided, however, that any such modifications, procedures and subplans shall not apply with respect to participation in the Executive Officer Incentive Plan if they would cause Incentive Awards thereunder to fail to qualify as “performance-based” compensation as defined in Code Section 162(m).

Nothing contained in the Plan shall prevent or be deemed to prevent the Committee or the Company or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for, or paying or providing any other or additional amounts or benefits to, its employees.

To the extent permitted under Delaware law, the Committee may expressly delegate to the CEO or the Chair of the Committee (the “Chair”) some or all of the Committee’s authority under subsections (a) through (d) above with respect to the Employee Incentive Plan, pursuant to guidelines approved by the Committee. To the extent of such delegated authority, references herein to “Committee” shall refer to the CEO or the Chair, as the case may be. In addition, the Committee, may, in its discretion, delegate its general administrative duties under the Plan to an officer or employee or Committee composed of officers or employees of the Company, but may not delegate its authority to construe and interpret the Plan. The acts of the CEO, the Chair and any other persons acting under such delegated authority shall be treated hereunder as acts of the Committee and the delegates shall report to the Committee regarding the delegated duties and responsibilities.

ARTICLE 4

Eligibility and Participation; Change in Control

4.1.	General. Participation in the Plan is limited to such officers or employees, or categories of employees, of the Company as may be designated by the Committee from time to time. Participation in one Plan Year does not guarantee participation in any subsequent Plan Year.

4.2.	New Hires. If a person is hired on or before September 30 of a Plan Year and is selected for participation in the Plan, then, unless the Committee provides otherwise, he or she will become a Participant in the Plan as of the date of hire and the Incentive Award will prorated based on the number of days he or she participated in the Plan during the Plan Year. If the date of hire occurs after September 30 and is selected for participation in the Plan, the person will not be eligible to participate in the Plan until the following Plan Year.

4.3.	Promotions. If a Participant is promoted on or before November 30 of a Plan Year from one level of employment to a higher level, his or her Incentive Award will be prorated based on the levels of his or her employment during each day of the Plan Year (rounded to the nearest pay period to the date of the promotion). If such promotion occurs after November 30, the Incentive Award for the whole Plan Year will be based on the Participant’s level of employment prior to the promotion. If a person is promoted on or before November 30 of a Plan Year and is selected to participate in the Plan as a result of such promotion, then, unless the Committee provides otherwise, he or she will become a Participant in the Plan as of the date of the promotion and the Incentive Award will be prorated based on the number of days (beginning as of the day following the end of the last pay period) he or she participated in the Plan during the Plan Year. If such promotion occurs after November 30 and is selected for participation in the Plan, the person will not be eligible to participate in the Plan until the following Plan Year.

4.4.	Demotions. If a Participant is demoted during the Plan Year, the Committee may determine whether Plan participation ends at that time, or is continued, perhaps at a reduced level. If participation ends, his or her Incentive Award for such Plan Year will be prorated based on the number of days (beginning as of the day following the end of the last pay period) he or she participated in the Plan during the Plan Year, and such Incentive Award will be paid only if the Participant is still an employee at the time Incentive Awards are approved for that Plan Year. If a Participant is demoted but remains a Participant in the Plan, the Participant’s Incentive Award will be prorated based on the levels of his or her employment during each day of the Plan Year.

4.5.	Death, Disability and Retirement. Except as provided in Section 4.8, in the event of a Participant’s termination of employment by reason of death, Disability or Retirement on or after March 1 of a Plan Year, the Incentive Award will be prorated based on the number of days in the Plan Year preceding the date of termination. Performance criteria will be based on full-year performance. Incentive Awards in these situations will be calculated and paid after the end of the Plan Year, the same as for other Participants. Amounts paid on behalf of a deceased Participant will be paid to the Participant’s Beneficiary. In the event of a Participant’s termination of employment by reason of death, Disability or Retirement before March 1 of a Plan Year, the Participant will forfeit any right to an Incentive Award for that Plan Year.

4.6.	Elimination of Position.

(a)	Except as provided in Section 4.8, in the event of a Participant’s termination of employment by the Company due to the elimination of the Participant’s position on or after March 1 of a Plan Year, the Incentive Award will be prorated based on the number of days in the Plan Year preceding the date of termination, and the Participant will be entitled to one-half of such prorated amount. Performance criteria will be based on full-year performance. Incentive Awards in these situations will be calculated and paid after the end of the Plan Year, the same as for other Participants. In the event of a Participant’s termination of employment by reason of elimination of his or her position before March 1 of a Plan Year, the Participant will forfeit any right to an Incentive Award for that Plan Year.

(b)	In the event of a Participant’s termination of employment by the Company due to the elimination of the Participant’s position on or after the last business day of a Plan Year and before the time the Committee has approved the Incentive Awards for such Plan Year just ended, the Participant will be entitled to the full Incentive Award earned for such prior Plan Year. Incentive Awards in these situations will be calculated and paid after the end of the Plan Year, the same as for other Participants.

4.7.	Other Terminations of Employment. Except as provided in Section 4.8, in the event of a Participant’s termination of employment during a Plan Year (or after the end of a Plan Year and before the time the Committee has approved the Incentive Awards for such Plan Year) other than by reason of death, Disability or Retirement or elimination of position, the Participant will forfeit any right to an Incentive Award for that Plan Year. For terminations that occur after the time the Committee approves the Incentive Awards for a Plan Year, but before payout from the Plan for such Plan Year, payout will be made as though the termination of employment had not occurred. Solely for purposes of the Plan, the employment relationship shall be treated as continuing while the Participant is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed 6 months, or if longer, so long as the individual retains a right to reemployment, or is otherwise protected, with the service recipient under an applicable statute or by contract. A termination of employment shall not occur in a circumstance in which a Participant transfers employment from the Company to employment with one of its Subsidiaries, transfers employment from a Subsidiary to the Company, or transfers employment from one Subsidiary to another Subsidiary.

4.8.	Change in Control. In the event of a Change in Control, the Committee will determine the Incentive Awards for each Participant that would have been earned if the Plan Year had ended as of the end of the month immediately preceding the end of the month in which the Change in Control occurs, based on actual performance through the date of the Change in Control (the “CIC Vested Awards”). Thereafter:

(a)	Each Participant who is in active employment at the end of the Plan Year shall be entitled to the greater of his or her CIC Vested Award or an Incentive Award based on actual performance for the entire Plan Year.

(b)	If the Plan is terminated during a Plan Year upon or after the Change in Control occurs, each Participant who is in active employment at the time of such Plan termination shall be entitled to the greater of his or her CIC Vested Award or an Incentive Award based on actual performance through the date of termination of the Plan.

(c)	If a Participant’s employment is terminated by the Company without Cause during a Plan Year upon or after a Change in Control occurs, such Participant shall be entitled to the greater of his or her CIC Vested Award or an Incentive Award based on actual performance through the date of termination of employment.

ARTICLE 5

Executive Officer Incentive Plan

5.1.	Eligibility. Only the CEO and such other executive officers of the Company, if any, as shall be designated by the Committee are eligible to participate in the Executive Officer Incentive Plan. The Executive Officer Incentive Plan is designed with the intent that Incentive Awards earned hereunder will be fully deductible by us without regard to the deduction limits of Section 162(m) of the Code.

5.2.	Incentive Awards. Subject to Section 5.3 below, each Participant in the Executive Officer Incentive Plan shall be eligible to receive an Incentive Award not to exceed $8 million in the event that we attain operating earnings at least equal to the product of (a) two and (b) the after tax amount required to cover interest on corporate debt and stockholder dividends for the prior fiscal year ending on December 31. For this purpose, operating earnings includes both GAAP and statutory operating income from our subsidiaries which is available to the holding company.

5.3.	Negative Discretion. The Committee may not increase the amount payable under the Plan or with respect to an Incentive Award pursuant to Section 5.2, but retains the discretionary authority to reduce the amount. The Committee may establish factors to take into consideration in implementing its discretion, including, but not limited to, corporate or business unit performance against budgeted financial goals (e.g., operating income or revenue), achievement of non-financial goals, economic and relative performance considerations and assessments of individual performance.

5.5.	Certification of Results and Payout. As soon as possible after the audited results for the Company are available for the Plan Year, the Committee will certify the performance against the performance goals and calculate the resulting Incentive Awards under the Executive Officer Incentive Plan. The Committee shall adjust any performance goals during or after the Plan Year to mitigate the unbudgeted impact of unusual or non-recurring gains and losses, accounting changes, acquisitions, divestitures or “extraordinary items” within the meaning of generally accepted accounting principles and that were not foreseen at the time such performance goals were established, provided that such adjustments would not, in the reasonable judgment of the Committee, prevent the award from qualifying from the “performance-based” exemption from Section 162(m) of the Code. Incentive Awards earned by Participants under the Executive Officer Incentive Plan will be paid in cash within thirty (30) days after the amount has been approved by the Committee and no later than March 15 of the year following the year in which the Incentive Award is earned.

ARTICLE 6

Employee Incentive Plan

6.1.	Eligibility. The Committee may designate any officer or employee, or any category of employees, of the Company or its Subsidiaries for participation in the Employee Incentive Plan for a Plan Year; provided that no person who is a participant in the Executive Officer Incentive Plan for a Plan Year is eligible to participate in the Employee Incentive Plan for that same Plan Year. Incentive Awards payable under the Employee Incentive Plan will be subject to the deduction limits imposed under Section 162(m) of the Code, to the extent applicable.

6.2.	Incentive Awards. Each Participant in the Employee Incentive Plan shall be eligible to receive an Incentive Award in connection with a particular Plan Year based on an individual’s contribution to the business of the Company, as determined by the Committee, which contribution may be assessed on nonobjective as well as objective measures.

6.3.	Establishment of Performance Goals. Within ninety (90) days after the commencement of any Plan Year (or such later date as the Committee shall determine), the Committee will set performance goals for the Employee Incentive Plan for such Plan Year. Such performance goals may, but need not, be the same as the performance goals under the Executive Officer Incentive Plan, and may be different for different Participants within the Employee Incentive Plan. For example, the Committee may choose to use corporate performance goals in conjunction with individual performance goals, and may set different performance goals for different Participants or classes of Participants in the Employee Incentive Plan.

6.4.	Establishment of Incentive Award Targets. Within ninety (90) days after the commencement of any Plan Year (or such later date as the Committee shall determine), the Committee will establish target awards under the Employee Incentive Plan and limits on payouts in excess of targets, if any. Target awards under the Employee Incentive Plan may be set as either (i) percentages of base salary, or (ii) a range of dollar amounts based on the achievement of specified performance measures, which targets may differ from Participant to Participant and from year to year. The Committee may, but is not required to, establish the weightings for each Participant for performance within any category of the performance goals. If established, the weightings would be expressed as a percent of the target award that can be earned by the Participant from performance in each category.

6.5	Determination of Awards and Payout. As soon as possible after the completion of the Plan Year, the Committee will determine the amount of Incentive Awards earned under the Employee Incentive Plan. The Committee shall have the right for any reason to increase, reduce or eliminate any Incentive Award earned under the Employee Incentive Plan, notwithstanding the achievement of (or failure to achieve) a specified performance goal. Incentive Awards earned by Participants under the Employee Incentive Plan will be paid in cash within thirty (30) days after the amount has been approved by the Committee and no later than March 15 of the year following the year in which the Incentive Award is earned.

ARTICLE 7

Amendment, Modification and Termination

7.1	Amendment, Modification and Termination. The Committee may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however that no amendment that requires stockholder approval in order for the Executive Officer Incentive Plan to continue to comply with the performance-based compensation exemption from Section 162(m) of the Code shall be effective unless the same shall be approved by the Committee and the requisite vote of our stockholders.

ARTICLE 8

General Provisions

8.1.	Payment Recipient. All amounts payable under the Plan shall be paid to the appropriate Participant; provided, however, that a Participant may, by written instruction during the Participant’s lifetime on a form prescribed by Executive Compensation, designate one or more primary Beneficiaries to receive the amount payable hereunder following the Participant’s death, and may designate the proportions in which such Beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Committee prior to the Participant’s death shall control. A Beneficiary designation shall not be considered effective unless made on a form prescribed by Executive Compensation and which is delivered to Executive Compensation. If any Participant shall fail to designate a Beneficiary or shall designate a Beneficiary who shall fail to survive the Participant, the Beneficiary shall be the Participant’s surviving spouse, or, if none, the Participant’s surviving descendants (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant’s estate.

8.2.	Non-Assignability. None of the rights under the Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate, pledge, assign or encumber any of the rights under the Plan except to the extent expressly provided herein to the contrary.

8.3.	No Right to Continued Employment. Participation in the Plan shall not give any employee any right to remain in our employ. The Plan is not to be construed as a contract of employment for any period and does not alter the at-will status of any Participant.

8.4.	Participant’s Rights Unsecured; Waiver and Release. The benefits payable under the Plan shall be paid by the Company each year out of its general assets. To the extent a Participant acquires the right to receive a payment under the Plan, such right shall be no greater than that of an unsecured general creditor of the Company. In consideration of the granting of the award, Participants may required to execute an agreement which, among other things, waives and releases all claims, whether known or unknown that Participant may have against the Company, its affiliates, directors, officers, agents or employees arising out of related to Participant’s employment, except for those claims against the benefit plans of the Company. The waiver shall include such terms and conditions as shall be determined by the Committee in its discretion, provided that any such waiver and release shall comply with applicable laws and regulations, and further provided that the Committee may direct that no waiver and release shall be obtained.

8.5.	Income Tax Withholding. The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.

8.6.	Governing Law. This Plan, and the rights and obligations of the parties thereunder, will be governed by and construed in accordance with the laws of the State of Delaware.

8.7.	Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

8.8.	Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

The foregoing is hereby acknowledged as being the Unum Group Management Incentive Compensation Plan of 2008 as adopted by the Board of Directors of the Company on February 21, 2008, subject to the approval by the stockholders at the 2008 annual meeting.

UNUM GROUP

By:

Its:

Exhibit B

Rules

of the

UNUM LIMITED SAVINGS-RELATED SHARE OPTION SCHEME 2008

(Established by Unum Limited on [            ] 2008

and approved by HM Revenue & Customs

under Schedule 3 to the Income

Tax (Earnings and Pensions) Act 2003

on [            ] 2008 under ref [            ])

UNUM LIMITED SAVINGS-RELATED SHARE OPTION SCHEME

2008

1.	DEFINITIONS AND INTERPRETATION

In this Scheme, the following words and expressions shall, where the context so permits, have the following meanings:

“Acquisition Price”

means the price at which each Share subject to an Option may be acquired on the exercise of that Option, being (subject to Rule 10) the higher of:

(a)    eighty-five per cent (85%) of the Market Value of a Share on the day the invitation to apply for that Option was issued pursuant to Rule 2; or

(b)    if Shares are to be subscribed for, the nominal value of a Share;

“Associated Company”	has the meaning it bears in paragraph 47 of Schedule 3;

“Auditors”	means the auditors for the time being of Unum Group (acting as experts and not as arbitrators);

“Bonus”

means any sum payable by way of bonus under a Savings Contract being the additional payment made by the nominated Savings Authority when repaying contributions under a Savings Contract and:

(a)    “Three Year Bonus” shall mean the Bonus payable under a Three Year Savings Contract; and

(b)    “Five Year Bonus” shall mean the Bonus payable on the first date on which a Bonus is payable under a Five Year Savings Contract;

“Bonus Date”	means the earliest date on which the relevant Bonus is payable;
“Constituent Company”

means Unum Group, Unum Limited and any other company which is for the time being nominated by the board of Unum Group to be a Constituent Company being:

(a)    a company of which Unum Group has Control; or

(b)    subject to the prior consent of HMRC having been obtained, a jointly owned company which:

(i)     is not under the Control of any single person; and

(ii)    is under the joint Control of the Unum Group and one other person; and(iii) is not a participating company in any savings-related share option scheme established by any other company and approved by HMRC under Schedule 3; or

(c)    subject to the prior consent of HMRC having been obtained, a company which is under the Control of a jointly owned company which satisfies the conditions in paragraph (b) above and which itself satisfies the condition in sub-paragraph (iii) thereof provided that if any company which has been nominated as a Constituent Company by virtue of satisfying the conditions in paragraphs (b) or (c) above shall cease to satisfy any of those conditions (unless as a consequence of such cessation it becomes under the Control of Unum Group) it shall forthwith cease to be a Constituent Company;

“Control”	has the meaning given by section 840 of ICTA;

“Date of Grant”	means, in relation to any Option, the date on which the Option is, was or is to be granted;

“Dealing Day”	means any weekday (excluding Saturday) which is not a statutory, public or bank holiday in either the United Kingdom or the United States of America;

“Eligible Employee”

means:

(a)    any employee of any Constituent Company, or

(b)    any director of any Constituent Company who normally devotes to his duties 25 hours or more per week (excluding meal breaks), in each case who

(i)     had on the day preceding the date of issue of the relevant invitations pursuant to Rule 2.1 been such an employee or director for 6 weeks or more, and;

(ii)    is chargeable to tax in respect of his office or employment under sections 15 to 21 of ITEPA; or

(c)    any other director or employee of any Constituent Company whom the board of Unum Limited may in its discretion and from time to time select, provided that no director or employee of a Constituent Company shall be an Eligible Employee at any time when he is precluded from participating in this Scheme by paragraph 11 of Schedule 3 (the “no material interest” requirement);

“Grantor”	means the grantor of any Option pursuant to Rule 4;

“HMRC”	means Her Majesty’s Revenue & Customs;

“ICTA”	means the Income and Corporation Taxes Act 1988;

“ITEPA”	means the Income Tax (Earnings and Pensions) Act 2003;

“Key Feature”	means a provision of this Scheme which is necessary in order to meet the requirements of Schedule 3;

“Market Value”

means in relation to a Share:

(a)    if the Shares are not listed on the New York Stock Exchange or other recognised investment or stock exchange, the market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance for the purposes of this Scheme with HMRC Shares and Assets Valuation; or

(b)    if the Shares are listed on the New York Stock Exchange or other recognised investment or stock exchange, the closing market quotation of the New York Stock Exchange, as reported in the Wall Street Journal, for the Dealing Day preceding the relevant date of invitation to apply for the Option to acquire such Shares issued pursuant to Rule 2;

“Maximum Contribution”

means the maximum permitted aggregate Monthly Contribution which may be made under all Savings Contracts linked to Options granted to a participant under this Scheme or any other savings-related share option scheme approved by HMRC under Schedule 3, being the lesser of:

(a)    £250 per month; or, if greater,

(b)    the maximum amount specified in paragraph 25 of Schedule 3; and

(c)    such other maximum contribution as may be determined from time to time by the board of Unum Limited;

“Monthly Contribution”	means the monthly savings contribution (being a multiple of £1 and no less than £10) agreed to be paid by an Optionholder under his Savings Contract;

“Option”	means a right to acquire Shares by purchase or subscription granted (whether by Unum Limited or a third party) pursuant to this Scheme;

“Optionholder”	means an Eligible Employee to whom an Option has been granted under this Scheme, or his personal representatives;

“Savings Authority”	means the building society, bank or Department of National Savings recognised by the board of Unum Limited from time to time for the purpose of receiving Monthly Contributions under Savings Contracts;

“Savings Contract”	means a contract under a certified SAYE savings arrangement (within the meaning of section 703 of the Income Tax (Trading and Other Income) Act 2005) approved by HMRC for the purpose of Schedule 3 and “Three Year Savings Contract” and “Five Year Savings Contract” shall be construed accordingly;

“Schedule 3”	means Schedule 3 of ITEPA;

“this Scheme”	means the Unum Limited Savings-Related Share Option Scheme 2008 constituted and governed by these Rules, as from time to time amended;

“Share”	means common stock in the capital of Unum Group which satisfies the conditions specified in paragraphs 18 to 22 inclusive of Schedule 3;

“Specified Age”	means age 65;

“Subsisting Option”	means an Option which has neither lapsed nor been exercised; and

“Unum Group”	means Unum Group, a Delaware general business corporation whose principal executive offices are at 1 Fountain Square, Chattanooga, Tennessee 37402, United States of America.

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural and vice versa and words importing the masculine shall include the feminine and vice versa.

2.	INVITATIONS TO APPLY FOR OPTIONS

2.1	The board of Unum Limited may, if in their absolute discretion they think fit, invite all Eligible Employees to apply for the grant of Options. Such invitations shall be made on identical terms to all Eligible Employees at such times as the board of Unum Limited shall direct.

2.2	Invitations shall be made in writing and shall include details of the following matters which shall be determined by the board of Unum Limited in accordance with any resolution or other actions by the Human Capital Committee of Unum Group:

(a)	the Acquisition Price at which each Share may be acquired on the exercise of an Option granted in response to the application;

(b)	the latest date by which applications must be received, being neither earlier than 14 days nor later than 21 days after the date of the invitations;

(c)	the Maximum Contribution; and

(d)	whether the applicable Savings Contract is:

(i)	a Three Year Savings Contract;

(ii)	a Five Year Savings Contract; or

(iii)	either a Three Year Savings Contract or a Five Year Savings Contract, as the applicant shall select.

2.3	Each invitation shall be accompanied by:

(a)	a proposal form for a Savings Contract; and

(b)	an application form.

2.4	An application form shall be in such form as the board of Unum Limited may from time to time prescribe save that it must provide for the applicant to state:

(a)	the Monthly Contribution (being a multiple of £1 and not less than £10) which he wishes to make under the related Savings Contract;

(b)	that his proposed Monthly Contribution (when taken together with any Monthly Contribution he makes under any other Savings Contract linked to an Option granted to him under this Scheme or any other savings-related share option scheme approved by HMRC under Schedule 3) will not exceed the Maximum Contribution specified in the invitation; and

(c)	if the board of Unum Limited has determined that an applicant may select either a Three Year Savings Contract or a Five Year Savings Contract, his selection in that respect.

2.5	Each application shall provide that, in the event of scaling down in accordance with Rule 3, the board of Unum Limited is authorised by the applicant to modify his application to apply such scaling down.

2.6	Each application shall be deemed to be for an Option over the largest whole number of Shares as can be acquired at the Acquisition Price with the expected repayment under the related Savings Contract at the appropriate Bonus Date.

3.	SCALING DOWN

3.1	To the extent that valid applications are received in excess of any maximum number of Shares which may be determined by the board of Unum Group or, in the absence of any such determination after the effective date of this Scheme, the limit in Rule 5, including any reductions provided for therein, the board of Unum Limited shall scale down applications to the extent necessary in one of the following ways as may be determined by it in its discretion:

(a)	in the event that the applicable Savings Contracts are Five Year Savings Contracts or applicants are permitted to select Five Year Savings Contracts:

(i)	by treating all Five Year Savings Contracts as Three Year Savings Contracts; and then so far as necessary

(ii)	first by reducing pro rata the proposed monthly contributions in excess of £10 and then, so far as necessary selecting by lot;

or

(b)	alternatively, by reducing pro rata the proposed Monthly Contributions in excess of £10 and then, so far as necessary, selecting by lot.

3.2	Each application shall be deemed to have been modified or withdrawn in accordance with the application of the foregoing provisions and the board of Unum Limited shall complete each Savings Contract proposal form to apply any reduction in Monthly Contributions resulting therefrom.

4.	GRANT OF OPTIONS

4.1	No later than 30 days (or 42 days in the event that applications are scaled down under Rule 3) after the day by reference to which the Acquisition Price was fixed, the board of Unum Limited shall grant to each applicant who is still at the Date of Grant an Eligible Employee and is not precluded from participation in this Scheme by virtue of paragraphs 10 or 11 of Schedule 3 an Option over the number of Shares for which, pursuant to Rule 2.6 and subject to Rule 3 he is deemed to have applied.

4.2	As soon as is practicable after having granted an Option to an Eligible Employee the board of Unum Limited shall issue to him an Option Certificate in respect of such Option.

4.3	The Option Certificate shall be in such form, not inconsistent with these Rules, as the board of Unum Limited shall determine from time to time (subject to the approval of HMRC) and shall state:

(a)	the Date of Grant of the Option; and

(b)	the Acquisition Price payable for each Share under the Option.

4.4	Subject to the right of an Optionholder’s personal representatives to exercise an Option as provided in Rule 6.4, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each Option Certificate shall carry a statement to this effect.

5.	SCHEME LIMITS

5.1	The maximum number of Shares which may be allocated for subscription or purchase under this Scheme shall not exceed 200,000 Shares of Unum Group’s issued common stock, as adjusted pursuant to Rule 10 below, if any.

5.2	For the purpose of the limit contained in Rule 5.1:

(a)	any Shares which are already in issue when placed under Option; and

(b)	any Shares comprised in any Option which is exercised,

shall be included for the purpose of calculating the number of Shares under option as well as the number of Shares available for placing under Option. For the avoidance of doubt, any Shares granted under an option that has lapsed without exercise (in whole or in part) shall be excluded for the purpose of calculating the number of Shares under Option as well as the number of Shares available for placing under Option, for the purpose of the limit contained in Rule 5.1.

5.3	No Option shall be granted to an Eligible Employee if the Monthly Contribution under the related Savings Contract would, when added to the Monthly Contributions then being made under any other Savings Contract, exceed the maximum specified in paragraph 25 of Schedule 3.

6.	RIGHTS OF EXERCISE OF OPTIONS

6.1	Save as provided

(a)	in Rules 6.4, 6.5 and 6.7, and subject to Rule 7 an Option may be exercised only during the period commencing with the Bonus Date under the related Savings Contract; and

(b)	in Rules 6.4(a) and (b), an Option may not be exercised after the expiry of the period of six months following the relevant Bonus Date.

6.2	Save as provided in Rules 6.4 and 6.5, an Option may only be exercised by an Optionholder while he is a director or employee of a Constituent Company or an Associated Company of a Constituent Company.

6.3	No Option may be exercised by an Optionholder at any time when he is, or by the personal representatives of an Optionholder who at the date of his death was, prohibited from such exercise by virtue of the provisions of paragraph 11 of Schedule 3 (the “no material interest” requirement).

6.4	Subject to Rule [6.3], an Option may be exercised by the personal representatives of a deceased Optionholder:

(a)	during the period of one year following the date of the Optionholder’s death if such death occurs before the Bonus Date; or

(b)	during the period of one year following the Bonus Date if the Optionholder’s death occurs within the period of six months after the Bonus Date.

6.5	If an Optionholder ceases to be an Eligible Employee by reason of:

(a)	injury, ill-health or disability (evidenced to the satisfaction of Unum Limited); or

(b)	redundancy (within the meaning of the Employment Rights Act 1996 or Employment Rights (Northern Ireland) Order 1996; or

(c)	retirement on reaching the Specified Age or any other age at which he is bound to retire in accordance with the terms of his contract of employment or otherwise required to retire by the company by which the Optionholder is employed; or

(d)	a service provision charge or the transfer of the business, undertaking or part-undertaking in which the Optionholder is employed to a person other than a Constituent Company; or

(e)	the company by which the Optionholder is employed ceasing to be under the Control of Unum Group; or

(f)	provided more than three years have elapsed since the relevant Date of Grant:

(i)	early retirement by agreement with his employer; or

(ii)	pregnancy, and for the purposes of this Scheme, a woman who leaves employment due to pregnancy or confinement will be regarded as having left such employment on the earlier of the date she notifies the relevant Constituent Company of her intention not to return and the last day of the 52 week period of maternity leave; or

(g)	where an individual gives notification that they will not be returning from parental leave (within the meaning of the Employment Relations Act 1999),

the Option may be exercised within the period of six months following such cessation provided that if at a Bonus Date an Optionholder has ceased to hold any office or employment with a Constituent Company but holds an office or employment within an Associated Company or a company under the Control of Unum Group he may exercise an Option within six months of that Bonus Date.

6.6	An Option shall lapse on the occurrence of the earliest of the following:

(a)	subject to Rule 6.6(b), the expiry of the period of six months following the Bonus Date; or

(b)	where the Optionholder has died, the expiry of the period during which the Option may be exercised in accordance with Rules 6.4(a) or (b);

(c)	subject to Rule 9, the expiry of any of the applicable periods specified in Rules 6.4 and 6.5 and Rules 8.1, 8.2 and 8.3 but where an Optionholder dies while time is running under Rule 6.5, the Option shall not lapse until the expiry of the relevant period in Rule 6.4(a) or (b); or

(d)	the date on which an Optionholder ceases to be a director or employee of any Constituent Company or any Associated Company of a Constituent Company for any reason other than his death or those specified in Rule 6.5; or

(e)	the date on which a resolution is passed by either or both of Unum Group or Unum Limited, or an order is made by an appropriate court having jurisdiction over Unum Group or Unum Limited, or both, as the case may be (a “Court”), for the compulsory winding up of either or both of Unum Group or Unum Limited; or

(f)	the date on which the Optionholder becomes bankrupt or does or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option.

6.7	For the avoidance of doubt, if an Optionholder continues to be employed by a Constituent Company after the date on which he reaches the Specified Age, he may exercise an Option within six months following that date.

7.	EXERCISE OF OPTIONS

7.1	No Option may be exercised at any time when the Shares which may thereby be acquired do not satisfy the conditions specified in paragraph 18 to 22 of Schedule 3.

7.2	An Option may only be exercised with monies not exceeding the amount of repayment (including any Bonus or interest) made under the related Saving Contract. For this purpose, repayment under the Savings Contract shall exclude the repayment of any Monthly Contribution the due date for payment of which falls more than one month after the date on which repayment is made.

7.3	Save as otherwise in this Scheme, an Option shall be exercisable in whole or in part by notice in writing (in the form prescribed by Unum Limited) given by the Optionholder (or his personal representatives, as the case may be) to Unum Limited. The notice of exercise of the Option shall be accompanied by the relevant Option Certificate and a remittance for the aggregate of the Acquisition Prices payable.

7.4	Within 30 days of receipt of a notice of exercise, the Option Certificate and the appropriate remittance, the board of Unum Limited shall procure the allotment or procure the transfer of the Shares in respect of which the Option has been validly exercised and shall issue a definitive certificate in respect of the Shares allotted or transferred unless:

(a)	the board of Unum Limited considers that such allotment or transfer would not be lawful in the relevant jurisdiction; or

(b)	if a Constituent Company is obliged to account for tax (in any jurisdiction) for which the Optionholder in question is liable by virtue of the exercise of the Option, either that or any other Constituent Company is able to withhold the appropriate amount of tax from that Optionholder’s remuneration or has received payment from him of a corresponding amount.

7.5	Shares allotted under this Scheme shall rank pari passu in all respects with the Shares of the same class for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of allotment and, in the case of a transfer of existing Shares, the transferee shall not acquire any rights attaching to such Shares by reference to a record date prior to the date of such transfer.

7.6	When an Option is exercised only in part, it shall lapse to the extent of the unexercised balance.

7.8	If and so long as the Shares are listed on The New York Stock Exchange, Unum Group shall apply to The New York Stock Exchange for any Shares allotted under this Scheme to be listed on the New York Stock Exchange.

8.	TAKEOVERS AND LIQUIDATIONS

8.1	If any person obtains Control of either or both of Unum Group or Unum Limited as a result of making:

(a)	a general offer to acquire the whole of the issued common stock of either or both of Unum Group or Unum Limited which is made on a condition such that it is satisfied the person making the offer will have Control of the company or companies for which it made the general offer; or

(b)	a general offer to acquire all the shares in Unum Group or Unum Limited which are of the same class as the Shares,

then any Subsisting Option may be exercised immediately prior to and conditionally upon such change of Control, or within six months of the time when the person making the offer has obtained Control of either or both of Unum Group or Unum Limited and any condition subject to which the offer is made has been satisfied. For the purposes of this Rule 8.1 a person shall be deemed to have obtained Control of either or both of Unum Group or Unum Limited if he and others acting in concert with him have together obtained Control of it.

8.2	If, under section 425 of the Companies Act 1985 or relevant equivalent legislation in the United States of America, the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of either or both of Unum Group or Unum Limited or its amalgamation with any other company or companies, any Subsisting Option may be exercised immediately prior to and conditionally upon a Court sanctioning such compromise or arrangement, or within six months of a Court sanctioning such compromise or arrangement.

8.3	If any person becomes bound or entitled to acquire Shares in either or both of Unum Group or Unum Limited under sections 428 to 430 of the Companies Act 198 or relevant equivalent legislation in the United States of America any Subsisting Option may be exercised at any time when that person remains so bound or entitled.

8.4	If either or both of Unum Group or Unum Limited passes a resolution for voluntary winding up, any Subsisting Option may be exercised within six months of the passing of the resolution.

9.	EXCHANGE OF OPTIONS ON A TAKEOVER

9.1	Notwithstanding the provisions of Rule 8, if any company (“the Acquiring Company”) obtains Control of either or both of Unum Group or Unum Limited or becomes bound or entitled to acquire shares in either or both of Unum Group or Unum Limited within any of the sets of circumstances specified in Rules 8.1, 8.2 and 8.3, any Optionholder may at any time within the appropriate period (as specified in those Rules), by agreement with the Acquiring Company, release each Subsisting Option (“the Old Option”) in consideration of the grant to him of a new Option (“the New Option”) which satisfies the conditions that it:

(a)	is over shares in the Acquiring Company or some other company falling within paragraph 18(b) or (c) of Schedule 3, which satisfy the conditions specified in paragraphs 18 to 22 inclusive of Schedule 3;

(b)	is a right to acquire such number of such shares as has on acquisition of the New Option an aggregate Market Value equal to the Market Value of the Share subject to the Old Option on its release;

(c)	has an Acquisition Price per share such that the aggregate price payable on the complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and

(d)	is otherwise identical in terms to the Old Option.

Where any New Options are granted pursuant to this Rule 9.1 they shall be regarded for the purposes of the subsequent application of the provisions of this Scheme as having been granted at the time when the corresponding Old Options were granted and, with effect from the date on which the New Options are granted, Rules 6, 7, 8, 9, 10, 13.2, 13.3, 13.4 and 13.5 (and, in relation to expressions used in those Rules, Rule 1) of this Scheme shall, in relation to the New Options, be construed as if references to Unum Group and to the Shares were references to the Acquiring Company and to shares in the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate and to the shares in that other company, but references to Constituent Company shall continue to be construed as defined herein.

9.2	As soon as practicable after having granted the New Option in accordance with the provisions of Rule 9.1 the Acquiring Company shall issue an Option Certificate in respect of such Option or shall procure that such an Option Certificate is issued. The Option Certificate shall state:

(a)	the date on which the Old Option (which has been released in consideration of the grant of the New Option) was granted;

(b)	the number and class of shares subject to the New Option;

(c)	the Acquisition Price payable for each share under the New Option;

(d)	the last date on which a notice exercising the New Option can be given,

and subject as aforesaid shall be issued in such form and manner as the board of Unum Limited may from time to time prescribe.

9.3	Where in accordance with Rule 9.1 Subsisting Options are released and New Options granted, the New Option shall not be exercisable in accordance with Rules 8.1 to 8.3 by virtue of the event by reason of which the New Options were granted.

10.	VARIATION OF SHARE CAPITAL

10.1	In the event of any capitalisation, consolidation, sub-division, reorganization or reduction of the share capital of Unum Group and in respect of any discount element in any rights issue or any other variation in the share capital of Unum Group:

(a)	the number and kind of Shares or other securities comprised in an Option;

(b)	their Acquisition Price; and

(c)	where an Option has been exercised but no Shares have been allotted or transferred in satisfaction of such exercise, the number and kind of Shares or other securities to be so allotted or transferred and their Acquisition Price, shall, subject to the prior approval of HMRC be varied in such manner as the board of Unum Group determines to be appropriate and (save in the event of a capitalisation) the Auditors shall confirm in writing to be in their opinion fair and reasonable, provided:

(a)	that no variation shall be made which would result in the Acquisition Price for an allotted Share being less than its nominal value;

(b)	the aggregate amount payable on the exercise of an Option in full is neither materially changed nor is increased beyond the expected repayment under the Savings Contract at the appropriate Bonus Date; and

(c)	following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 18 to 22 of Schedule 3.

10.2	The board of Unum Group may take such steps as its may consider necessary to notify Optionholders of any adjustments made under Rule 10.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

11.	ADMINISTRATION

11.1	The board of Unum Group shall have power from time to time to make and vary such regulations (not being inconsistent with this Scheme) for the implementation and administration of this Scheme as they think fit.

11.2	The decision of the board of Unum Group shall be final and binding in all matters relating to this Scheme (other than in the case of matters to be determined or confirmed by the Auditors in accordance with this Scheme).

11.3	The costs of establishing and administering this Scheme shall be borne by Unum Limited .

11.4	Neither Unum Group nor Unum Limited shall be obliged to provide Eligible Employees or Optionholders with copies of any notices circulars or other documents sent to stockholders of Unum Group.

12.	AMENDMENTS

12.1	The board of Unum Group may, prior to approval of this Scheme by HMRC under Schedule 3, alter the Rules of this Scheme as may be necessary in order to obtain such approval.

12.2	After the date on which this Scheme is approved by HMRC under Schedule 3, the Rules may be amended in any respect by resolution of the board of Unum Group provided that:

(a)	where any alteration is to the material advantage of Eligible Employees or Optionholders or would increase the limit specified in Rule 5.1, it will not be effective without the prior approval of Unum Group in general meeting;

(b)	where any amendment would abrogate or adversely affect the subsisting rights of Optionholders it will not be effective unless such amendment is approved by the board of Unum Group; and

(c)	for so long as the board of Unum Group determine that this Scheme is to continue to be approved by HMRC under Schedule 3, no amendment to a Key Feature shall have effect until approved by HMRC.

except that any amendment or addition which the board of Unum Group consider necessary or desirable in order to:

(d)	benefit the administration of this Scheme; or

(e)	comply with or take account of the provisions or any proposed or existing legislation; or

(f)	take account of any of the events mentioned in Rule 10; or

(g)	obtain or maintain favourable tax or regulatory treatment (by, from or with respect to any taxing or revenue authority) for Unum Group, Unum Limited or any other Constituent Company or any Optionholder, may be made by resolution of the board of Unum Group, or if authorised by the board of Unum Group, of the board of Unum Limited, provided that such amendments or additions do not affect a Key Feature of this Scheme.

12.3	Written notice of any material amendments to this Scheme, meaning for purposes of this Rule 12 any amendment to a Key Feature, shall be given to all Optionholders by Unum Limited within a reasonable time after any such amendment is approved.

13.	GENERAL

13.1	This Scheme shall commence upon the later of the date of approval by Unum Group in a general meeting and the date of its approval by HMRC and shall (unless previously terminated by a resolution of the board of Unum Group) terminate upon the expiry of the period of 5 years from such date. Upon termination (howsoever occurring) no further Options may be granted but such termination shall be without prejudice to any accrued rights in existence at the date thereof.

13.2	Unum Group will at all times keep available sufficient authorised and unissued Shares, or shall ensure that sufficient Shares will be available, to satisfy the exercise to the full extent still possible of all Subsisting Options, taking account of any other obligations of Unum Group to issue Shares.

13.3	Notwithstanding any other provisions of this Scheme:

(a)	this Scheme shall not form part of any contract of employment or agreement for service or services between any Constituent Company and any employee or officer of any such company and the rights and obligations of any individual under the terms of his office or employment with any Constituent Company shall not be affected by his participation in this Scheme or any right which he may have to participate in it and this Scheme shall afford such an individual no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever;

(b)	this Scheme shall not confer on any person any legal or equitable rights (other than those constituting the Options themselves) against any Constituent Company directly or indirectly, or give rise to any cause of action at law or in equity against any Constituent Company; and

(c)	no Optionholder shall be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to exercise an Option in consequence of the loss or termination of his office or employment with any Constituent Company for any reason whatsoever.

13.4	Save as otherwise provided in this Scheme any notice or communication to be given to any Eligible Employee or Optionholder, but not including share certificates, may be personally delivered, sent by electronic means, posted to a website generally accessible to such eligible Employees and Optionholders, or sent by ordinary post to his last known address. A notice delivered personally shall be deemed to have been received upon the earlier of delivery in person, acceptance or refusal to accept such communication. Where a notice or communication is sent by post it shall be deemed to have been received 48 hours after the same was put into the post properly addressed and stamped. Where a notice is sent electronically or posted to a website a described herein, the notice shall be deemed to have been received 24 hours after the same was sent or posted, as the case may be. Share certificates shall be delivered personally or sent by ordinary post to his last known address where a notice or communication is sent by post it shall be deemed to have been received 48 hours after the same was put into the post properly addressed and stamped. Share certificates and other communications sent by post will be sent at the risk of the Eligible Employee or Optionholder concerned and neither Unum Group, Unum Limited or any Constituent Company shall have any liability whatsoever to any such person in respect of any notification, document, share certificate or other communication so given, sent to made.

13.5	All notices to be provided by any Eligible Employee or Optionholder or any representative thereof shall be delivered or sent to Unum Limited at its registered office and shall be effective upon receipt.

13.6	The board of Unum Group may establish a Committee consisting of not less than one person to whom any or all of its powers in relation to this Scheme may be delegated. The board of Unum Group may at any time dissolve the Committee, after its constitution or direct the manner in which it shall act.

13.7	This Scheme and all Options granted under it shall be governed by and construed in accordance with English law.

13.8	Any dispute arising out of or in connection with this Scheme, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the London Court of International Arbitration Rules, which Rules are deemed to be incorporated by reference into this clause.

(a)	the number of arbitrators shall be one;

(b)	the seat, or legal place, of arbitration shall be London, England;

(c)	the language to be used in the arbitral proceedings shall be English; and

(d)	the governing law of the contract shall be the substantive law of England.

Exhibit C

RULES

of the

UNUM IRELAND LIMITED SAVINGS-RELATED SHARE OPTION SCHEME 2008

(Established by Unum Ireland Limited on [            ] 2008

and approved by the Revenue Commissioners

under Chapter 1 Part 17 of and Schedule 12A to the Taxes Consolidation Act 1997

on [                     ] 2008 under ref [                    ])

UNUM IRELAND LIMITED SAVINGS-RELATED SHARE OPTION SCHEME

2008

1.	DEFINITIONS AND INTERPRETATION

In this Scheme, the following words and expressions shall, where the context so permits, have the following meanings:-

“the Act”	means the Taxes Consolidation Act 1997;
“AssociatedCompany”	has the meaning it bears in paragraph 1(1) of Schedule 12A;
“Auditors”	means the auditors for the time being of Unum Group (acting as experts and not as arbitrators);
“Bonus”

means any sum payable by way of bonus under a Savings Contract being the additional payment made by the nominated Savings Authority when repaying contributions under a Savings Contract and:

(a)    “Three Year Bonus” shall mean the Bonus payable under a Three Year Savings Contract; and

(b)    “Five Year Bonus” shall mean the Bonus payable on the first date on which a Bonus is payable under a Five Year Savings Contract;

“BonusDate”	means the earliest date on which the relevant Bonus is payable;
“ConstituentCompany”	Unum Ireland Limited and any other company of which it has Control;
“Control”	has the meaning given by section 432 of the Act;
“Dateof Grant”	means, in relation to any Option, the date on which the Option is, was or is to be granted;
“DealingDay”	means any weekday (excluding Saturday) which is not a statutory, public or bank holiday in either the United Kingdom or the United States of America;

“EligibleEmployee”

means:

(a)    any employee of any Constituent Company, or

(b)    any director of any Constituent Company who is required to devote substantially the whole of his working time to the service of such company, in each case who

(i)     had on the day preceding the date of issue of the relevant invitations pursuant to Rule 2.1 been such an employee or director for 6 weeks or more, and;

(ii)    is chargeable to tax in respect of his office or employment under Schedule E; or

(c)    any other director or employee of any Constituent Company whom the board of Unum Ireland Limited may in its discretion and from time to time select, provided that no director or employee of a Constituent Company shall be an Eligible Employee at any time when he is precluded from participating in this Scheme by paragraph 8 of Schedule 12A to the Act (the “no material interest” requirement);

“Grantor”	means the grantor of any Option pursuant to Rule 4;
“Key Feature”	means a provision of this Scheme which is necessary in order to meet the requirements of Schedule 12A;
“MarketValue”

means in relation to a Share:

(a)    if the Shares are not listed on the New York Stock Exchange or other recognised investment or stock exchange, the market value as determined in accordance with Section 548 of the Act and agreed in advance for the purposes of this Scheme with the Revenue Commissioners; or

(b)    if the Shares are listed on the New York Stock Exchange or other recognised investment or stock exchange, the closing market quotation as derived from the New York Stock Exchange, as reported in the Wall Street Journal, for the Dealing Day preceding the relevant date of invitation to apply for the Option to acquire such Shares issued pursuant to Rule 2;

“MaximumContribution”

means the maximum permitted aggregate Monthly Contribution which may be made under all Savings Contracts linked to Options granted to a participant under this Scheme or any other savings-related share option scheme approved by the Revenue Commissioners under Schedule 12A, being the lesser of:

(a)    €320 per month; or, if greater,

(b)    the maximum amount specified in paragraph 25 of Schedule 12A to the Act; and

(c)    such other maximum contribution as may be determined from time to time by the board of Unum Ireland Limited;

“MonthlyContribution”	means the monthly savings contribution (being a multiple of €1 and no less than €12) agreed to be paid by an Optionholder under his Savings Contract;
“Option”	means a right to acquire Shares by purchase or subscription granted (whether by Unum Ireland Limited or a third party) pursuant to this Scheme;
“Optionholder”	means an Eligible Employee to whom an Option has been granted under this Scheme, or his personal representatives;
“the Revenue Commissioners”	means the Revenue Commissioners of Ireland;
“SavingsContract”

means a contract under a certified contractual savings scheme, within the meaning of subsection 4 of Section 519C of the Act and “Three Year Savings Contract” and “Five Year Savings Contract” shall be construed accordingly;

“Schedule12A”	means Schedule 12A to the Act;
“this Scheme”	means the Unum Ireland Limited Savings-Related Share Option Scheme 2008 constituted and governed by these Rules, as from time to time amended;
“Share”	means common stock in the capital of Unum Group which satisfies the conditions specified in paragraphs 11 to 15 inclusive of Schedule 12A;
“SpecifiedAge”	means 65; and

“SubsistingOption”	means an Option which has neither lapsed nor been exercised.
“UnumGroup”	means Unum Group, a Delaware general business corporation whose principal executive offices are at 1 Fountain Square, Chattanooga, Tennessee 37402, United States of America.

References to any statutory provision are to that provision as amended or re-enacted from time to time, and, unless the context otherwise requires, words in the singular shall include the plural and vice versa and words importing the masculine shall include the feminine and vice versa.

2.	INVITATIONS TO APPLY FOR OPTIONS

2.1	The board of Unum Ireland Limited may, if in their absolute discretion they think fit, invite all Eligible Employees to apply for the grant of Options. Such invitations shall be made on similar terms to all Eligible Employees at such times as the board of Unum Ireland Limited shall direct.

2.2	Invitations shall be made in writing and shall include details of the following matters which shall be determined by the board of Unum Ireland Limited in accordance with any resolution or other actions by the Human Capital Committee of Unum Group:

(a)	the Acquisition Price at which each Share may be acquired on the exercise of an Option granted in response to the application;

(b)	the latest date by which applications must be received, being neither earlier than 14 days nor later than 21 days after the date of the invitations;

(c)	the Maximum Contribution; and

(d)	whether the applicable Savings Contract is:

(i)	a Three Year Savings Contract;

(ii)	a Five Year Savings Contract; or

(iii)	either a Three Year Savings Contract or a Five Year Savings Contract, as the applicant shall select.

2.3	Each invitation shall be accompanied by:

(a)	a proposal form for a Savings Contract; and

(b)	an application form.

2.4	An application form shall be in such form as the board of Unum Ireland Limited may from time to time prescribe save that it must provide for the applicant to state:

(a)	the Monthly Contribution (being a multiple of €1 and not less than €12) which he wishes to make under the related Savings Contract;

(b)	that his proposed Monthly Contribution (when taken together with any Monthly Contribution he makes under any other Savings Contract linked to an Option granted to him under this Scheme or any other savings-related share option scheme approved by the Revenue Commissioners under Schedule 12A) will not exceed the Maximum Contribution specified in the invitation; and

(c)	if the board of Unum Ireland Limited has determined that an applicant may select either a Three Year Savings Contract or a Five Year Savings Contract, his selection in that respect.

2.5	Each application shall provide that, in the event of scaling down in accordance with Rule 3, the board of Unum Ireland Limited is authorised by the applicant to modify his application to apply such scaling down.

2.6	Each application shall be deemed to be for an Option over the largest whole number of Shares as can be acquired at the Acquisition Price with the expected repayment under the related Savings Contract at the appropriate Bonus Date.

3.	SCALING DOWN

3.1	To the extent that valid applications are received in excess of any maximum number of Shares which may be determined by the board of Unum Group or, in the absence of any such determination after the effective date of this Scheme, the limit in Rule 5, including any reductions provided for therein, the board of Unum Ireland Limited shall scale down applications to the extent necessary in one of the following ways as may be determined by it in its discretion:

(a)	in the event that the applicable Savings Contracts are Five Year Savings Contracts or applicants are permitted to select Five Year Savings Contracts:

(i)	by treating all Five Year Savings Contracts as Three Year Savings Contracts; and then so far as necessary

(ii)	first by reducing pro rata the proposed monthly contributions in excess of €12 and then, so far as necessary selecting by lot; or

(b)	alternatively, by reducing pro rata the proposed Monthly Contributions in excess of €12 and then, so far as necessary, selecting by lot.

3.2	Each application shall be deemed to have been modified or withdrawn in accordance with the application of the foregoing provisions and the board of Unum Ireland Limited shall complete each Savings Contract proposal form to apply any reduction in Monthly Contributions resulting therefrom.

4.	GRANT OF OPTIONS

4.1	No later than 30 days (or 42 days in the event that applications are scaled down under Rule 3) after the day by reference to which the Acquisition Price was fixed, the board of Unum Ireland Limited shall grant to each applicant who is still at the Date of Grant an Eligible Employee and is not precluded from participation in this Scheme by virtue of paragraphs 10 or 11 of Schedule 12A an Option over the number of Shares for which, pursuant to Rule 2.6 and subject to Rule 3 he is deemed to have applied.

4.2	As soon as is practicable after having granted an Option to an Eligible Employee the board of Unum Ireland Limited shall issue to him an Option Certificate in respect of such Option.

4.3	The Option Certificate shall be in such form, not inconsistent with these Rules, as the board of Unum Ireland Limited shall determine from time to time (subject to the approval of the Revenue Commissioners) and shall state:

(a)	the Date of Grant of the Option; and

(b)	the Acquisition Price payable for each Share under the Option.

4.4	Subject to the right of an Optionholder’s personal representatives to exercise an Option as provided in Rule 6.4, every Option shall be personal to the Eligible Employee to whom it is granted and shall not be capable of being transferred, assigned or charged. Any purported transfer, assignment or charge shall cause the Option to lapse forthwith. Each Option Certificate shall carry a statement to this effect.

5.	SCHEME LIMITS

5.1	The maximum number of Shares which may be allocated in the aggregate for subscription or purchase under this Scheme shall not exceed 75,000 Shares of Unum Group’s issued common stock, as adjusted pursuant to Rule 10 below.

5.2	For the purpose of the limit contained in Rule 5.1:

(a)	any Shares which are already in issue when placed under Option; and

(b)	any Shares comprised in any Option which is exercised,

shall be included for the purpose of calculating the number of Shares under option as well as the number of Shares available for placing under Option. For the avoidance of doubt, any Shares granted under an option that has lapsed without exercise (in whole or in part) shall be excluded for the purpose of calculating the number of Shares under Option as well as the number of Shares available for placing under Option, for the purpose of the limit contained in Rule 5.1.

5.3	No Option shall be granted to an Eligible Employee if the Monthly Contribution under the related Savings Contract would, when added to the Monthly Contributions then being made under any other Savings Contract, exceed the maximum specified in paragraph 8 of Schedule 12A.

6.	RIGHTS OF EXERCISE OF OPTIONS

6.1	Save as provided

(a)	in Rules 6.4, 6.5 and 6.7, and subject to Rule 7 an Option may be exercised only during the period commencing with the Bonus Date under the related Savings Contract; and

(b)	in Rules 6.4(a) and (b), an Option may not be exercised after the expiry of the period of six months following the relevant Bonus Date.

6.2	Save as provided in Rules 6.4 and 6.5, an Option may only be exercised by an Optionholder while he is a director or employee of a Constituent Company or an Associated Company of a Constituent Company.

6.3	No Option may be exercised by an Optionholder at any time when he is, or by the personal representatives of an Optionholder who at the date of his death was, prohibited from such exercise by virtue of the provisions of paragraph 8 of Schedule 12A (the “no material interest” requirement).

6.4	Subject to Rule 6.3, an Option may be exercised by the personal representatives of a deceased Optionholder:

(a)	during the period of one year following the date of the Optionholder’s death if such death occurs before the Bonus Date; or

(b)	during the period of one year following the Bonus Date if the Optionholder’s death occurs within the period of six months after the Bonus Date.

6.5	If an Optionholder ceases to be an Eligible Employee by reason of:

(a)	Injury or disability (evidenced to the satisfaction of Unum Ireland Limited); or

(b)	redundancy (within the meaning of the Redundancy Payments Acts, 1967 to 2003); or

(c)	retirement on reaching the Specified Age [or any other age at which he is bound to retire in accordance with the terms of his contract of employment or otherwise required to retire by the company by which the Optionholder is employed]; or

(d)	a service provision change or the transfer of the business, undertaking or part-undertaking in which the Optionholder is employed to a person other than a Constituent Company, resulting in the Optionholder ceasing to be employed by a Constituent Company; or

(e)	the company by which the Optionholder is employed ceasing to be under the Control of Unum Group.

6.6	An Option shall lapse on the occurrence of the earliest of the following:

(a)	subject to Rule 6.6(b), the expiry of the period of six months following the Bonus Date; or

(b)	where the Optionholder has died, the expiry of the period during which the Option may be exercised in accordance with Rules 6.4(a) or (b);

(c)	subject to Rule 9, the expiry of any of the applicable periods specified in Rules 6.4 and 6.5 and Rules 8.1, 8.2 and 8.3 but where an Optionholder dies while time is running under Rule 6.5, the Option shall not lapse until the expiry of the relevant period in Rule 6.4(a) or (b); or

(d)	the date on which an Optionholder ceases to be a director or employee of any Constituent Company or any Associated Company of a Constituent Company for any reason other than his death or those specified in Rule 6.5; or

(e)	the date on which a resolution is passed by either or both of Unum Group or Unum Ireland Limited, or an order is made by an appropriate court having jurisdiction over Unum Group or Unum Ireland Limited, or both, as the case may be (a “Court”), for the compulsory winding up of either or both of Unum Group or Unum Ireland Limited; or

(f)	the date on which the Optionholder becomes bankrupt or does or omits to do anything as a result of which he is deprived of the legal or beneficial ownership of the Option.

6.7	For the avoidance of doubt, if an Optionholder continues to be employed by a Constituent Company after the date on which he reaches the Specified Age, he may exercise an Option within six months following that date.

7.	EXERCISE OF OPTIONS

7.1	No Option may be exercised at any time when the Shares which may thereby be acquired do not satisfy the conditions specified in paragraphs 11 to 15 of Schedule 12A.

7.2	An Option may only be exercised with monies not exceeding the amount of repayment (including any Bonus or interest) made under the related Saving Contract. For this purpose, repayment under the Savings Contract shall exclude the repayment of any Monthly Contribution the due date for payment of which falls more than one month after the date on which repayment is made.

7.3	Save as otherwise in this Scheme, an Option shall be exercisable in whole or in part by notice in writing (in the form prescribed by Unum Ireland Limited) given by the Optionholder (or his personal representatives, as the case may be) to Unum Ireland Limited. The notice of exercise of the Option shall be accompanied by the relevant Option Certificate and a remittance for the aggregate of the Acquisition Prices payable.

7.4	Within 30 days of receipt of a notice of exercise, the Option Certificate and the appropriate remittance, the board of Unum Ireland Limited shall procure the allotment or procure the transfer of the Shares in respect of which the Option has been validly exercised and shall issue a definitive certificate in respect of the Shares allotted or transferred unless:

(a)	the board of Unum Ireland Limited considers that such allotment or transfer would not be lawful in the relevant jurisdiction; or

(b)	if a Constituent Company is obliged to account for tax (in any jurisdiction) for which the Optionholder in question is liable by virtue of the exercise of the Option, either that or any other Constituent Company is able to withhold the appropriate amount of tax from that Optionholder’s remuneration or has received payment from him of a corresponding amount.

7.5	Shares allotted under this Scheme shall rank pari passu in all respects with the Shares of the same class for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior to the date of allotment and, in the case of a transfer of existing Shares, the transferee shall not acquire any rights attaching to such Shares by reference to a record date prior to the date of such transfer.

7.6	When an Option is exercised only in part, it shall lapse to the extent of the unexercised balance.

7.7	If and so long as the Shares are listed on The New York Stock Exchange, Unum Group shall apply to the Council of The New York Stock Exchange for any Shares allotted under this Scheme to be listed on the New York Stock Exchange.

8.	TAKEOVERS AND LIQUIDATIONS

8.1	If any person obtains Control of either or both of Unum Group or Unum Ireland Limited as a result of making:

(a)	a general offer to acquire the whole of the issued common stock of Unum Group which is made on a condition such that it is satisfied the person making the offer will have Control of the company or companies for which it made the general offer; or

(b)	a general offer to acquire all the shares in Unum Group which are of the same class as the Shares,

then any Subsisting Option may be exercised immediately prior to and conditionally upon such change of Control, or within six months of the time when the person making the offer has obtained Control of either or both of Unum Group or Unum Ireland Limited and any condition subject to which the offer is made has been satisfied. For the purposes of this Rule 8.1 a person shall be deemed to have obtained Control of either or both of Unum Group or Unum Ireland Limited if he and others acting in concert with him have together obtained Control of it.

8.2	If, under section 201 of the Companies Act, 1963 or relevant equivalent legislation in the United States of America, the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of Unum Group or its amalgamation with any other company or companies, any Subsisting Option may be exercised immediately prior to and conditionally upon a Court sanctioning such compromise or arrangement, or within six months of a Court sanctioning such compromise or arrangement.

8.3	If any person becomes bound or entitled to acquire Shares in either or both of Unum Group or Unum Ireland Limited under section 204 of the Companies Act 1963 or relevant equivalent legislation in the United States of America any Subsisting Option may be exercised at any time when that person remains so bound or entitled.

8.4	If either or both of Unum Group or Unum Ireland Limited passes a resolution for voluntary winding up, any Subsisting Option may be exercised within six months of the passing of the resolution.

9.	EXCHANGE OF OPTIONS ON A TAKEOVER

9.1	Notwithstanding the provisions of Rule 8, if any company (“the Acquiring Company”) obtains Control of Unum Group or becomes bound or entitled to acquire shares in Unum Group within any of the sets of circumstances specified in Rules 8.1, 8.2 and 8.3, any Optionholder may at any time within the appropriate period (as specified in those Rules), by agreement with the Acquiring Company, release each Subsisting Option (“the Old Option”) in consideration of the grant to him of a new Option (“the New Option”) which satisfies the conditions that it:

(a)	is over shares in the Acquiring Company or some other company falling within paragraph (b) or (c) of paragraph 11 of Schedule 12A, which satisfy the conditions specified in paragraphs 11 to 15 inclusive of Schedule 12A;

(b)	is a right to acquire such number of such shares as has on acquisition of the New Option an aggregate Market Value equal to the Market Value of the Share subject to the Old Option on its release;

(c)	has an Acquisition Price per share such that the aggregate price payable on the complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and

(d)	is otherwise identical in terms to the Old Option.

Where any New Options are granted pursuant to this Rule 9.1 they shall be regarded for the purposes of the subsequent application of the provisions of this Scheme as having been granted at the time when the corresponding Old Options were granted and, with effect from the date on which the New Options are granted, Rules 6, 7, 8, 9, 10, 13.2, 13.3, 13.4 and 13.5 (and, in relation to expressions used in those Rules, Rule 1) of this Scheme shall, in relation to the New Options, be construed as if references to Unum Group and to the Shares were references to the Acquiring Company and to shares in the Acquiring Company or, as the case may be, to the other company to whose shares the New Options relate and to the shares in that other company, but references to Constituent Company shall continue to be construed as defined herein.

9.2	As soon as practicable after having granted the New Option in accordance with the provisions of Rule 9.1 the Acquiring Company shall issue an Option Certificate in respect of such Option or shall procure that such an Option Certificate is issued. The Option Certificate shall state:

(a)	the date on which the Old Option (which has been released in consideration of the grant of the New Option) was granted;

(b)	the number and class of shares subject to the New Option;

(c)	the Acquisition Price payable for each share under the New Option;

(d)	the last date on which a notice exercising the New Option can be given,

and subject as aforesaid shall be issued in such form and manner as the board of Unum Ireland Limited may from time to time prescribe.

9.2	Where in accordance with Rule 9.1 Subsisting Options are released and New Options granted, the New Option shall not be exercisable in accordance with Rules 8.1 to 8.3 by virtue of the event by reason of which the New Options were granted.

10.	VARIATION OF SHARE CAPITAL

10.1	In the event of any capitalisation, consolidation, sub-division, reorganization or reduction of the share capital of Unum Group and in respect of any discount element in any rights issue or any other variation in the share capital of Unum Group:

(a)	the number and kind of Shares or other securities comprised in an Option;

(b)	their Acquisition Price; and

(c)	where an Option has been exercised but no Shares have been allotted or transferred in satisfaction of such exercise, the number and kind of Shares or other securities to be so allotted or transferred and their Acquisition Price, shall, subject to the prior approval of the Revenue Commissioners be varied in such manner as the board of Unum Group determines to be appropriate and (save in the event of a capitalisation) the Auditors shall confirm in writing to be in their opinion fair and reasonable, provided:

(a)	that no variation shall be made which would result in the Acquisition Price for an allotted Share being less than its nominal value;

(b)	the aggregate amount payable on the exercise of an Option in full is neither materially changed nor is increased beyond the expected repayment under the Savings Contract at the appropriate Bonus Date; and

(c)	following the adjustment the Shares continue to satisfy the conditions specified in paragraphs 11 to 15 of Schedule 12A.

10.2	The board of Unum Group may take such steps as its may consider necessary to notify Optionholders of any adjustments made under Rule 10.1 and to call in, cancel, endorse, issue or re-issue any Option Certificate consequent upon such adjustment.

11.	ADMINISTRATION

11.1	The board of Unum Group shall have power from time to time to make and vary such regulations (not being inconsistent with this Scheme) for the implementation and administration of this Scheme as they think fit.

11.2	The decision of the board of Unum Group shall be final and binding in all matters relating to this Scheme (other than in the case of matters to be determined or confirmed by the Auditors in accordance with this Scheme).

11.3	The costs of establishing and administering this Scheme shall be borne by Unum Ireland Limited.

11.4	Neither Unum Group nor Unum Ireland Limited shall be obliged to provide Eligible Employees or Optionholders with copies of any notices circulars or other documents sent to shareholders of Unum Group.

12.	AMENDMENTS

12.1	The board of Unum Group may, prior to approval of this Scheme by the Revenue Commissioners under Schedule 12A, alter the Rules of this Scheme as may be necessary in order to obtain such approval.

12.2	After the date on which this Scheme is approved by the Revenue Commissioners under Schedule 12A, the Rules may be amended in any respect by resolution of the board of Unum Group provided that:

(a)	where any alteration is to the material advantage of Eligible Employees or Optionholders or would increase the limit specified in Rule 5.1, it will not be effective without the prior approval of Unum Group in general meeting;

(b)	where any amendment would abrogate or adversely affect the subsisting rights of Optionholders it will not be effective unless such amendment is approved by the board of Unum Group; and

(c)	for so long as the board of Unum Group determine that this Scheme is to continue to be approved by the Revenue Commissioners under Schedule 12A, no amendment to a Key Feature shall have effect until approved by the Revenue Commissioners.

except that any amendment or addition which the board of Unum Group consider necessary or desirable in order to:

(d)	benefit the administration of this Scheme; or

(e)	comply with or take account of the provisions or any proposed or existing legislation; or

(f)	take account of any of the events mentioned in Rule 10; or

(g)	obtain or maintain favourable tax or regulatory treatment (by, from or with respect to any taxing or revenue authority) for Unum Group, Unum Ireland Limited or any other Constituent Company or any Optionholder,

(h)	may be made by resolution of the board of Unum Group, or if authorised by the board of Unum Group, of the board of Unum Ireland Limited, provided that such amendments or additions do not affect a Key Feature of this Scheme.

12.3	Written notice of any material amendments to this Scheme, meaning for purposes of this Rule 12 any amendment to a Key Feature, shall be given to all Optionholders by Unum Ireland Limited within a reasonable time after any such amendment is approved.

13.	GENERAL

13.1

This Scheme shall commence upon the later of the date of approval by Unum Group in a general meeting and the date of its approval by the Revenue Commissioners and shall (unless previously terminated by a resolution of the board of Unum Group) terminate upon the expiry of the period of 5 years from such date.

Upon termination (howsoever occurring) no further Options may be granted but such termination shall be without prejudice to any accrued rights in existence at the date thereof.

13.2	Unum Group will at all times keep available sufficient authorised and unissued Shares, or shall ensure that sufficient Shares will be available, to satisfy the exercise to the full extent still possible of all Subsisting Options, taking account of any other obligations of Unum Group to issue Shares.

13.3	Notwithstanding any other provisions of this Scheme:

(a)	this Scheme shall not form part of any contract of employment or agreement for service or services between any Constituent Company and any employee or officer of any such company and the rights and obligations of any individual under the terms of his office or employment with any Constituent Company shall not be affected by his participation in this Scheme or any right which he may have to participate in it and this Scheme shall afford such an individual no additional rights to compensation or damages in consequence of the termination of such office or employment for any reason whatsoever;

(c)	this Scheme shall not confer on any person any legal or equitable rights (other than those constituting the Options themselves) against any Constituent Company directly or indirectly, or give rise to any cause of action at law or in equity against any Constituent Company; and

(d)	no Optionholder shall be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to exercise an Option in consequence of the loss or termination of his office or employment with any Constituent Company for any reason whatsoever.

13.4	Save as otherwise provided in this Scheme any notice or communication to be given to any Eligible Employee or Optionholder, but not including share certificates, may be personally delivered, sent by electronic means, posted to a website generally accessible to such eligible Employees and Optionholders, or sent by ordinary post to his last known address. A notice delivered personally shall be deemed to have been received upon the earlier of delivery in person, acceptance or refusal to accept such communication. Where a notice or communication is sent by post it shall be deemed to have been received 48 hours after the same was put into the post properly addressed and stamped. Where a notice is sent electronically or posted to a website a described herein, the notice shall be deemed to have been received 24 hours after the same was sent or posted, as the case may be. Share certificates shall be delivered personally or sent by ordinary post to his last known address where a notice or communication is sent by post it shall be deemed to have been received 48 hours after the same was put into the post properly addressed and stamped. Share certificates and other communications sent by post will be sent at the risk of the Eligible Employee or Optionholder concerned and neither Unum Group, Unum Ireland Limited or any Constituent Company shall have any liability whatsoever to any such person in respect of any notification, document, share certificate or other communication so given, sent to made.

13.5	All notices to be provided by any Eligible Employee or Optionholder or any representative thereof shall be delivered or sent to Unum Ireland Limited at its registered office and shall be effective upon receipt.

13.6	The board of Unum Group may establish a Committee consisting of not less than one person to whom any or all of its powers in relation to this Scheme may be delegated. The board of Unum Group may at any time dissolve the Committee, after its constitution or direct the manner in which it shall act.

13.7	This Scheme and all Options granted under it shall be governed by and construed in accordance with the laws of Ireland.

13.8	Any dispute arising out of or in connection with this Scheme, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the London Court of International Arbitration Rules, which Rules are deemed to be incorporated by reference into this clause.

(a)	the number of arbitrators shall be one;

(b)	the seat, or legal place, of arbitration shall be Dublin, Ireland;

(c)	the language to be used in the arbitral proceedings shall be Irish; and

(d)	the governing law of the contract shall be the substantive law of Ireland.

Admission Ticket

UNUM GROUP

ANNUAL MEETING OF STOCKHOLDERS

May 22, 2008

10:00 a.m. Eastern Daylight Time

1 Fountain Square, Chattanogo, Tennessee 37402

This admission ticket admits only the named stockholder.

If you plan on attending the Annual Meeting in person, please bring this Admission Ticket or proof of ownership of the Company’s common stock as of March 24, 2008 and valid picture identification (such as a driver’s license or passport).

If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Meeting, a recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the Meeting without an admission ticket, we will admit you only if we are able to verify that you are a Company stockholder.

No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Meeting. For your safety, we reserve the right to inspect all personal items prior to admission to the Meeting.

Your compliance is appreciated.

Admission Ticket

C123456789

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

ADD 5

ADD 6

000004

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

000000000.000000 ext

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 22, 2008.

Vote by Internet

• Log on to the Internet and go to www.envisionreports.com/unm

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [x]

Annual Meeting Proxy Card

123456

C0123456789

12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 5.

1. Election of Directors:

For

Against

01-Jon S. Fossel

For

Against

02-Gloria C. Larson

For

Against

03-William J. Ryan

04-Thomas R. Watjen

2. Approval of the Management Incentive Compensation Plan of 2008.

4. Approval of the Unum Ireland Limited Savings-Related Share Option Scheme 2008.

For

Against

Abstain

3. Approval of the Unum Limited Savings-Related Share Option Scheme 2008.

5. Ratification of Selection of Ernst & Young LLP as Unum Group’s Independent Registered Public Accounting Firm.

For

Against

Abstain

B Non-Voting Items

Change of Address - Please print new address below.

C Authorized Signatures - This section must be completed for your vote to be counted. - Date and Sign Below

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEARS HEREON. IF STOCK IS HELD JOINTLY, SIGNATURES SHOULD APPEAR FOR BOTH NAMES. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING.

Date (mm/dd/yyyy) - Please print date below.

Signature 1 - Please keep signature within the box.

Signature 2 - Please keep signature within the box.

C 1234567890 J N T

1 U P X 0 1 7 1 5 0 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#>

00V3NE

Admission Ticket

UNUM GROUP

ANNUAL MEETING OF STOCKHOLDERS

May 22, 2008

10:00 a.m. Eastern Daylight Time

1 Fountain Square, Chattanooga, Tennessee 37402

This admission ticket admits only the named stockholder.

If you plan on attending the Annual Meeting in person, please bring this Admission Ticket or proof of ownership of the Company’s common stock and valid picture identification (such as a driver’s license or passport).

If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Meeting, a recent brokerage statement or letter from a bank or broker is an example of proof of ownership. If you arrive at the Meeting without an admission ticket, we will admit you only if we are able to verify that you are a Company stockholder.

No cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Meeting. For your safety, we reserve the right to inspect all personal items prior to admission to the Meeting.

Your compliance is appreciated.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy - Unum Group

Annual Meeting of Stockholders

May 22, 2008

10:00 a.m., Eastern Daylight Time

1 Fountain Square, Chattanooga, Tennessee 37402

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNUM GROUP

The undersigned hereby appoints Thomas R. Watjen and E. Liston (Bo) Bishop III, or either of them, proxies, each with full power of substitution, acting jointly or by either of them if only one be present and acting, to vote and act with respect to all of the shares of common stock of the undersigned in Unum Group, at the Annual Meeting, upon all matters that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith, subject to the directions indicated on the reverse side of this card or through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting.

If specific voting instructions are not given with respect to the matters to be acted upon and the signed card is returned, the proxies will vote in accordance with the Board of Directors’ recommendations provided on the reverse side of this card, and at their discretion on any matters that may properly come before the meeting.

This proxy card, when signed and returned, will also constitute voting instructions to the trustee for shares held in the Unum Group 401(k) Retirement Plan or to the broker-dealer for shares held in the Employee Stock Purchase Plan, the Stock Plan of 1999, and the Stock Incentive Plan of 2007. If voting instructions representing shares in the foregoing employee benefit plans are not received, those shares will not be voted.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3, 4 and 5. IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.